Prospectus

(Share Class – Ticker Symbol)

iMGP Equity Fund (formerly, PartnerSelect Equity Fund)

Institutional Class – MSEFX

iMGP International Fund (formerly, PartnerSelect International Fund)

Institutional Class – MSILX

iMGP Alternative Strategies Fund (formerly, PartnerSelect Alternative Strategies Fund)

Institutional Class – MASFX

Investor Class – MASNX

iMGP High Income Alternatives Fund (formerly, PartnerSelect High Income Alternatives Fund)

Institutional Class – MAHIX

iMGP SBH Focused Small Value Fund (formerly, PartnerSelect SBH Focused Small Value Fund)

Institutional Class – PFSVX

iMGP Oldfield International Value Fund (formerly, PartnerSelect Oldfield International Value Fund)

Institutional Class – POIVX

iMGP Dolan McEniry Corporate Bond Fund (formerly, iM Dolan McEniry Corporate Bond Fund)

Institutional Class – IDMIX

Investor Class – IDMAX

April 29, 2022, as revised June 15, 2022

As with all mutual funds, the U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities, nor has the SEC judged whether the information in this Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

Paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (www.imgpfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you receive paper copies of your reports. If you invest directly with the Trust, you can call 1-800-960-0188. Your election to receive reports in paper will apply to all Funds in the Trust or held with your financial intermediary.

For More Information	Back Cover

iMGP Equity Fund

Summary Section

Investment Objective

The iMGP Equity Fund (the “Equity Fund”) seeks long-term growth of capital; that is, the increase in the value of your investment over the long term.

Fees and Expenses of the Equity Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Equity Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)

Institutional Class
None

Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Institutional Class
Management Fees	1.10%
Other Expenses	0.18%
Interest and Dividend Expenses	0.01%
Total Other Expenses	0.19%
Total Annual Fund Operating Expenses	1.29%
Fee Waiver and/or Expense Reimbursement(1)	(0.13)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	1.16%

(1)

iM Global Partner Fund Management, LLC (formerly, Litman Gregory Fund Advisors, LLC) (“iM Global” or the “Advisor”), the advisor to the Equity Fund, has contractually agreed, through April 30, 2023, to waive a portion of its advisory fees so that after paying all of the sub-advisory fees, the net advisory fee as a percentage of the Equity Fund’s daily net assets retained by iM Global is 0.40%. This agreement may be terminated at any time by the Board of Trustees of the Litman Gregory Funds Trust (the “Trust”) upon sixty (60) days’ written notice to iM Global, and iM Global may decline to renew this agreement by written notice to the Trust at least thirty (30) days before the agreement’s annual expiration date. iM Global has waived its right to receive reimbursement of the portion of its advisory fees waived pursuant to this agreement.

Example

This example is intended to help you compare the cost of investing in the Equity Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Equity Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Equity Fund’s operating expenses remain the same. The cost for the Equity Fund reflects the net expenses of the Fund that result from the contractual expense limitation in the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Institutional Class	$118	$392	$691	$1,541

Portfolio Turnover

The Equity Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Equity Fund are held in a taxable account as compared to shares of investment companies that hold investments for a longer period. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Equity Fund’s performance. During the most recent fiscal year, the Equity Fund’s portfolio turnover rate was 27.74% of the average value of its portfolio.

Principal Strategies

The Equity Fund invests in the securities of companies that the sub-advisors to the Fund (each, a “manager” or “sub-advisor”) believe have strong appreciation potential. Under normal conditions, each sub-advisor manages a portion of the Equity Fund’s assets by independently managing a portfolio typically composed of at least 5, but not more than 15, stocks. There is no minimum or maximum allocation of the Fund’s portfolio assets to each sub-advisor. Under normal market conditions, the Equity Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities. Equity securities in which the Equity Fund may invest include common stocks, preferred stocks and convertible debt securities, which may be converted on specified terms into stock of the issuer. Concentration of investments in certain sectors – including, but not limited to, the communications services, consumer discretionary, financial, healthcare and technology sectors – may occur from time to time as a result of the implementation of the Equity Fund’s investment strategy by the sub-advisors. The Fund invests primarily in the securities of large-, mid- and small-sized U.S. companies, as measured by market capitalization at the time of acquisition, although the managers also have flexibility to invest in the securities of foreign companies. Up to 50% of the Equity Fund’s net assets may be invested in foreign equity securities, which may include emerging markets. iM Global defines an emerging market country as any country that is included in the MSCI Emerging Markets Index.

Each sub-advisor uses its own discretion to invest in any sized company it deems appropriate. By executing its investment strategy, the Equity Fund seeks to:

•	combine the efforts of several experienced, high quality managers;

•	access the favorite stock-picking ideas of each manager at any point in time;

•	deliver a portfolio that is prudently diversified in terms of stocks (typically 60 to 100) and industries while allowing each manager to run a portion of the portfolio focused on only its favorite stocks; and

•	further diversify across different-sized companies and stock-picking styles by incorporating managers with a variety of stock-picking disciplines.

2	Litman Gregory Funds Trust

Generally, a security may be sold: (1) if the manager believes the security’s market price exceeds the manager’s estimate of intrinsic value; (2) if the manager’s view of the business fundamentals or management of the underlying company changes; (3) if a more attractive investment opportunity is found; (4) if general market conditions trigger a change in the manager’s assessment criteria; or (5) for other portfolio management reasons.

Principal Risks

Investment in stocks exposes shareholders of the Equity Fund to the risk of losing money if the value of the stocks held by the Equity Fund declines during the period an investor owns shares in the Equity Fund. The following risks could affect the value of your investment. Each risk summarized below is considered a “principal risk” of investing in the Equity Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Equity Fund’s net asset value per share, total return and/or ability to meet its objective.

•	Equity Securities Risk. This is the risk that the value of equity securities may fluctuate, sometimes rapidly and unpredictably, due to factors affecting the general market, an entire industry or sector, or particular companies. These factors include, without limitation, adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment; increases in production costs; and significant management decisions. This risk is greater for small- and medium-sized companies, which tend to be more vulnerable to adverse developments than larger companies.

•	Convertible Securities Risk. This is the risk that the market value of convertible securities may fluctuate due to changes in, among other things, interest rates; other general economic conditions; industry fundamentals; market sentiment; the issuer’s operating results, financial statements, and credit ratings; and the market value of the underlying common or preferred stock.

•	Market Risk. As with all mutual funds that invest in common stocks, the value of an individual’s investment will fluctuate daily in response to the performance of the individual stocks held in the Equity Fund. The stock market has been subject to significant volatility recently, which has increased the risks associated with an investment in the Equity Fund.

•	Public Health Emergency Risk. This is the risk that pandemics and other public health emergencies, including outbreaks of infectious diseases such as the current outbreak of the novel coronavirus (“COVID-19”), can result, and in the case of COVID-19 has resulted and may continue to result, in market volatility and disruption, and materially and adversely impact economic conditions in ways that cannot be predicted, all of which could result in substantial investment losses. The ultimate impact of COVID-19, including new variants of the underlying virus, or other health emergencies on global economic conditions and businesses is impossible to predict accurately. Ongoing and potential additional material adverse economic effects of indeterminate duration and severity are possible. The resulting adverse impact on the value of an investment in the Fund could be significant and prolonged. Other public health emergencies that may arise in the future could have similar or other unforeseen effects.

•	Smaller Companies Risk. The Equity Fund may invest a portion of its assets in the securities of small- and mid-sized companies. Securities of small and mid-cap companies are generally more volatile and less liquid than the securities of large-cap companies. This is because smaller companies may be more reliant on a few products, services or key personnel, which can make it riskier than investing in larger companies with more diverse product lines and structured management.

•	Foreign Investment Risk. This is the risk that an investment in foreign (non-U.S.) securities may cause the Fund to experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to , among other factors, less publicly available information, less stringent and less uniform accounting, auditing and financial reporting standards, less liquid and more volatile markets, higher transaction and custody costs, additional taxes, less investor protection, delayed or less frequent settlement, political or social instability, civil unrest, acts of terrorism, regional economic volatility, and the imposition of sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and/or other governments.

•	Emerging Markets Risk. This is the risk that the value of the Fund’s emerging markets investments will decline due to the greater degree of economic, political and social instability of emerging or developing countries as compared to developed countries. Investments in emerging market countries are subject to substantial risks due to, among other factors, different accounting standards and thinner trading markets as compared to those in developed countries; less publicly available and reliable information about issuers as compared to developed markets; the possibility of currency transfer restrictions; and the risk of expropriation, nationalization or other adverse political, economic or social developments.

•	Currency Risk. This is the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

•	Multi-Style Management Risk. Because portions of the Equity Fund’s assets are managed by different portfolio managers using different styles, the Equity Fund could experience overlapping security transactions. Certain portfolio managers may be purchasing securities at the same time other portfolio managers may be selling those same securities, which may lead to higher transaction expenses compared to a Fund using a single investment management style.

•

Large Shareholder Purchase and Redemption Risk. The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell its securities at times when it would not otherwise do so, which

Fund Summary	3

iMGP Equity Fund — (Continued)

may negatively impact the Fund’s net asset value and liquidity. Similarly, large share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

•	Sector Weightings Risk. To the extent that the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector, including the sectors described below. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single sector. By focusing its investments in a particular sector, the Fund may face more risks than if it were diversified broadly over numerous sectors.

¡	Communications Services Sector Risk. The Fund may invest a portion of its assets in the communications services sector. Media and communications companies may be significantly affected by product and service obsolescence due to technological advancement or development, competitive pressures, substantial capital requirements, fluctuating demand and changes in regulation.

¡	Consumer Discretionary Sector Risk. The Fund may invest a portion of its assets in the consumer discretionary sector. The success of consumer product manufacturers and retailers is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products and services in the marketplace.

¡	Financial Sector Risk. The Fund may invest a portion of its assets in the financial services sector and, therefore, the performance of the Fund could be negatively impacted by events affecting this sector, including changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt and the availability and cost of capital.

¡	Healthcare Sector Risk. The Fund may invest a portion of its assets in the healthcare sector. The profitability of companies in the healthcare sector may be adversely affected by government regulations and government healthcare programs, increases or decreases in the cost of medical products and services and product liability claims, among other factors. Many healthcare companies are heavily dependent on patent protection, and the expiration of a company’s patent may adversely affect that company’s profitability. Healthcare companies are subject to competitive forces that may result in price discounting, and may be thinly capitalized and susceptible to product obsolescence.

¡	Technology Sector Risk. The Fund may invest a portion of its assets in the technology sector, which is a very volatile segment of the market. The nature of technology is that it is rapidly changing. Therefore, products or services that may initially look promising may subsequently fail or become obsolete. In addition, many technology companies are younger, smaller and unseasoned companies which may not have established products, an experienced management team, or earnings history.

•	Investment Selection Risk. The specific investments held in the Fund’s investment portfolio may underperform other funds in the same asset class or benchmarks that are representative of the general performance of the asset class because of a portfolio manager’s choice of securities.

•	Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

•	Operational Risk. Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes. Various operational events or circumstances are outside the Advisor’s or a sub-advisor’s control, including instances at third parties. The Fund, the Advisor and each sub-advisor seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Performance

The following performance information provides some indication of the risks of investing in the Equity Fund. The bar chart shows changes in the performance of the Equity Fund’s Institutional Class shares from year to year. The table below shows how the Equity Fund’s average annual total returns of the Institutional Class for the 1-, 5- and 10-year periods compare to those of a broad-based market index and an index of peer group mutual funds. Past performance, before and after taxes, does not necessarily indicate how the Equity Fund will perform in the future. Updated performance information is available on the Equity Fund’s website at www.imgpfunds.com.

4	Litman Gregory Funds Trust

Equity Fund

Institutional Class Calendar Year Total Returns

as of December 31

During the period shown above, the highest and lowest quarterly returns earned by the Equity Fund were:

Highest:	22.68%	Quarter ended June 30, 2020
Lowest:	-24.62%	Quarter ended March 31, 2020

Average Annual Total Returns (for the periods ended December 31, 2021)
	One Year	Five Years	Ten Years
Equity Fund
Institutional Class
Return Before Taxes	17.75%	14.40%	13.91%
Return After Taxes on Distributions	13.75%	11.46%	11.56%
Return After Taxes on Distributions and Sale of Fund Shares	13.25%	11.00%	10.99%
Russell 3000® Index
(reflects no deduction for fees, expenses or taxes)	25.66%	17.97%	16.30%
Morningstar US Large Blend Category
(reflects net performance of funds in this group)	25.27%	15.88%	14.24%

The Equity Fund’s after-tax returns as shown in the above table are calculated using the historical highest applicable individual federal marginal income tax rates for the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your tax situation and may differ from those shown. If you own shares of the Equity Fund in a tax-deferred account, such as a 401(k) plan or an individual retirement account, after-tax returns shown are not relevant to your investment. The after-tax returns on distributions and sale of Fund shares may be higher than returns before taxes due to the effect of a tax benefit an investor may receive from the realization of capital losses that would have been incurred on the sale of Fund shares.

Management

INVESTMENT ADVISOR	PORTFOLIO MANAGER	MANAGED THE EQUITY FUND SINCE:

iM Global Partner Fund Management, LLC	Jeremy DeGroot, CFA, President of the Trust, Principal, Chief Investment Officer and Co-Portfolio Manager	2005

	Jack Chee, Principal, Senior Research Analyst and Co-Portfolio Manager	2014

SUB-ADVISOR	PORTFOLIO MANAGER	MANAGED THE EQUITY FUND SINCE:

Davis Selected Advisers, L.P.	Christopher C. Davis, Chairman	1999

	Danton Goei, Portfolio Manager	2016

Fiduciary Management, Inc.	Patrick J. English, CFA, Chairman, Chief Executive Officer, Chief Investment Officer	2013

	Jonathan T. Bloom, CFA, Director of Research	2017

Harris Associates L.P.	Clyde S. McGregor, CFA, Vice President and Portfolio Manager	2008

	William C. Nygren, CFA, Vice President, Chief Investment Officer – U.S. Equity, Portfolio Manager and Investment Analyst	2013

Nuance Investments, LLC	Scott Moore, CFA, President, Co-Chief Investment Officer and Portfolio Manager	2014

	Chad Baumler, CFA, Vice President, Co-Chief Investment Officer and Portfolio Manager	2020

Sands Capital Management, LLC	A. Michael Sramek, CFA, Senior Portfolio Manager, Research Analyst, Managing Director	2008

Fund Summary	5

iMGP Equity Fund — (Continued)

For important information about the purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to the “Summary of Other Important Information Regarding the Funds” section on page 39 of this Prospectus.

6	Litman Gregory Funds Trust

iMGP International Fund

Summary Section

Investment Objective

The iMGP International Fund (the “International Fund”) seeks long-term growth of capital; that is, the increase in the value of your investment over the long term.

Fees and Expenses of the International Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the International Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)

Institutional Class
None

Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Institutional Class
Management Fees	1.10%
Other Expenses	0.18%
Total Annual Fund Operating Expenses	1.28%
Fee Waiver and/or Expense Reimbursement(1)	(0.23)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	1.05%

(1)

iM Global Partner Fund Management, LLC (formerly, Litman Gregory Fund Advisors, LLC (“iM Global” or the “Advisor”), the advisor to the International Fund, has contractually agreed, through April 30, 2023, to waive a portion of its advisory fees so that after paying all of the sub-advisory fees, the net advisory fee as a percentage of the International Fund’s daily net assets retained by iM Global is 0.40% on the first $1 billion of the International Fund’s assets and 0.30% on assets over $1 billion. This agreement may be terminated at any time by the Board of Trustees (the “Board”) of the Litman Gregory Funds Trust (the “Trust”) upon sixty (60) days’ written notice to iM Global, and iM Global may decline to renew this agreement by written notice to the Trust at least thirty (30) days before the agreement’s annual expiration date. iM Global has waived its right to receive reimbursement of the portion of its advisory fees waived pursuant to this agreement.

Example

This example is intended to help you compare the cost of investing in the International Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the International Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the International Fund’s operating expenses remain the same. The cost for the International Fund reflects the net expenses of the Fund that result from the contractual expense limitation in the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Institutional Class	$107	$375	$673	$1,518

Portfolio Turnover

The International Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the International Fund are held in a taxable account as compared to shares in investment companies that hold investments for a longer period. These costs, which are not reflected in annual fund operating expenses or in the example, affect the International Fund’s performance. During the most recent fiscal year, the International Fund’s portfolio turnover rate was 99.91% of the average value of its portfolio.

Principal Strategies

The Fund invests in the securities of companies that the sub-advisors to the Fund (each, a “manager” or “sub-advisor”) believe have strong appreciation potential. Under normal conditions, each sub-advisor manages a portion of the International Fund’s assets by independently managing a portfolio typically composed of between 8 and 15 stocks. There is no minimum or maximum allocation of the Fund’s portfolio assets to each sub-advisor. Under normal market conditions, the International Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the securities of companies organized or located outside of the United States, including large-, mid-, and small-cap companies and companies located in emerging markets, as measured by market capitalization at the time of acquisition. iM Global defines an emerging market country as any country that is included in the MSCI Emerging Markets Index. The International Fund ordinarily invests in the securities markets of at least five countries outside of the United States. Concentration of investments in certain sectors – including, but not limited to, the consumer discretionary, financial, healthcare and technology sectors – may occur from time to time as a result of the implementation of the International Fund’s investment strategy by the sub-advisors.

Each sub-advisor uses its own discretion to invest in any sized company it deems appropriate. The managers have limited flexibility to invest in the securities of U.S. companies. By executing its investment strategy, the International Fund seeks to:

•	combine the efforts of several experienced, high quality international managers;

•	access the favorite stock-picking ideas of each manager at any point in time;

•	deliver a portfolio that is prudently diversified in terms of stocks (typically 32 to 60) and industries while still allowing each manager to run portfolio segments focused on only his favorite stocks; and

•	further diversify across different sized companies, countries, and stock-picking styles by including managers with a variety of stock-picking disciplines.

Generally, a security may be sold: (1) if the manager believes the security’s market price exceeds the manager’s estimate of intrinsic value; (2) if the manager’s view of the business fundamentals or management of the underlying company changes; (3) if a more attractive investment opportunity is found; (4) if general market conditions trigger a change in the manager’s assessment criteria; or (5) for other portfolio management reasons. The International Fund’s managers may trade its portfolio frequently.

Fund Summary	7

iMGP International Fund — (Continued)

Principal Risks

Investment in stocks exposes shareholders of the International Fund to the risk of losing money if the value of the stocks held by the International Fund declines during the period an investor owns shares in the International Fund. The following risks could affect the value of your investment. The following risks could affect the value of your investment. Each risk summarized below is considered a “principal risk” of investing in the International Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the International Fund’s net asset value per share, total return and/or ability to meet its objective.

•	Equity Securities Risk. This is the risk that the value of equity securities may fluctuate, sometimes rapidly and unpredictably, due to factors affecting the general market, an entire industry or sector, or particular companies. These factors include, without limitation, adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment; increases in production costs; and significant management decisions. This risk is greater for small- and medium-sized companies, which tend to be more vulnerable to adverse developments than larger companies.

•	Foreign Investment Risk. This is the risk that an investment in foreign (non-U.S.) securities may cause the Fund to experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to, among other factors, less publicly available information, less stringent and less uniform accounting, auditing and financial reporting standards, less liquid and more volatile markets, higher transaction and custody costs, additional taxes, less investor protection, delayed or less frequent settlement, political or social instability, civil unrest, acts of terrorism, regional economic volatility, and the imposition of sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and/or other governments.

•	Country/Regional Risk. This is the risk that world events – such as political upheaval, financial troubles, or natural disasters – will adversely affect the value of securities issued by companies in foreign countries or regions. Because the Fund may invest a large portion of its assets in securities of companies located in any one country or region, including emerging markets, the Fund’s performance may be hurt disproportionately by the poor performance of its investments in that area. Country/regional risk is heightened in emerging markets.

•	Risks Associated with Europe. The Fund may invest a significant portion of its assets in issuers based in Western Europe and the United Kingdom (“UK”). The economies of countries in Europe are often closely connected and interdependent, and events in one country in Europe can have an adverse impact on other European countries. Efforts by the member countries of the European Union (“EU”) to continue to unify their economic and monetary policies may increase the potential for similarities in the movements of European markets and reduce the potential investment benefits of diversification within the region. However, the substance of these policies may not address the needs of all European economies. European financial markets have in recent years experienced increased volatility due to concerns with some countries’ high levels of sovereign debt, budget deficits and unemployment. Markets have also been affected by the decision by the UK to withdraw from the EU (an event commonly known as “Brexit”). There is uncertainty surrounding the ultimate impact of Brexit on the UK, the EU and the broader global economy. An exit by any member countries from the EU or the Economic and Monetary Union of the EU, or even the prospect of such an exit, could lead to increased volatility in European markets and negatively affect investments both in issuers in the exiting country and throughout Europe.

•	Risks Associated with Japan. The Fund may invest a significant portion of its assets in issuers based in Japan. Investments in Japanese issuers may be subject to political, economic, nuclear and labor risks, among others. Any of these risks, individually or in the aggregate, can impact an investment made in Japan. The growth of Japan’s economy has recently lagged that of its Asian neighbors and other major developed economies. Since 2000, Japan’s economic growth rate has generally remained low relative to other advanced economies, and it may remain low in the future. The Japanese economy faces several concerns, any of which could negatively affect the value of Japanese investments.

•	Emerging Markets Risk. This is the risk that the value of the Fund’s emerging markets investments will decline due to the greater degree of economic, political and social instability of emerging or developing countries as compared to developed countries. Investments in emerging market countries are subject to substantial risks due to, among other factors, different accounting standards and thinner trading markets as compared to those in developed countries; less publicly available and reliable information about issuers as compared to developed markets; the possibility of currency transfer restrictions; and the risk of expropriation, nationalization or other adverse political, economic or social developments.

•	Currency Risk. This is the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

•	Market Risk. As with all mutual funds that invest in common stocks, the value of an individual’s investment will fluctuate daily in response to the performance of the individual stocks held in the International Fund. The stock market has been subject to significant volatility recently, which has increased the risks associated with an investment in the International Fund.

•

Public Health Emergency Risk. This is the risk that pandemics and other public health emergencies, including outbreaks of infectious diseases such as the current outbreak of the novel coronavirus (“COVID-19”), can result, and in the case of COVID-19 has resulted and may continue to result, in market volatility and disruption, and materially and adversely impact economic conditions in ways that cannot be predicted, all of which could result in substantial investment losses. The ultimate impact of COVID-19, including new variants of the underlying virus, or other health emergencies on global

8	Litman Gregory Funds Trust

economic conditions and businesses is impossible to predict accurately. Ongoing and potential additional material adverse economic effects of indeterminate duration and severity are possible. The resulting adverse impact on the value of an investment in the Fund could be significant and prolonged. Other public health emergencies that may arise in the future could have similar or other unforeseen effects.

•	Smaller Companies Risk. The International Fund may invest a portion of its assets in the securities of small- and mid-sized companies. Securities of small- and mid-cap companies are generally more volatile and less liquid than the securities of large-cap companies. This is because smaller companies may be more reliant on a few products, services or key personnel, which can make it riskier than investing in larger companies with more diverse product lines and structured management.

•	Multi-Style Management Risk. Because portions of the International Fund’s assets are managed by different portfolio managers using different styles, the International Fund could experience overlapping security transactions. Certain portfolio managers may be purchasing securities at the same time other portfolio managers may be selling those same securities, which may lead to higher transaction expenses compared to a Fund using a single investment management style.

•	Large Shareholder Purchase and Redemption Risk. The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell its securities at times when it would not otherwise do so, which may negatively impact the Fund’s net asset value and liquidity. Similarly, large share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

•	Special Situations Risk. Investments in special situations (undervalued equities, merger arbitrage situations, distressed companies, etc.) may involve greater risks when compared to other investments the Fund may make due to a variety of factors. For example, mergers, acquisitions, reorganizations, liquidations or recapitalizations may fail or not be completed on the terms originally contemplated, and expected developments may not occur in a timely manner, if at all.

•	Value Stock Risk. Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of the manager, undervalued. The value of a security believed by the manager to be undervalued may never reach what is believed to be its full (intrinsic) value, or such security’s value may decrease.

•	Sector Weightings Risk. To the extent that the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector, including the sectors described below. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single sector.
By focusing its investments in a particular sector, the Fund may face more risks than if it were diversified broadly over numerous sectors.

¡	Healthcare Sector Risk. The Fund may invest a portion of its assets in the healthcare sector. The profitability of companies in the healthcare sector may be adversely affected by government regulations and government healthcare programs, increases or decreases in the cost of medical products and services and product liability claims, among other factors. Many healthcare companies are heavily dependent on patent protection, and the expiration of a company’s patent may adversely affect that company’s profitability. Healthcare companies are subject to competitive forces that may result in price discounting, and may be thinly capitalized and susceptible to product obsolescence.

¡	Consumer Discretionary Sector Risk. The Fund may invest a portion of its assets in the consumer discretionary sector. The success of consumer product manufacturers and retailers is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products and services in the marketplace.

¡	Financial Sector Risk. The Fund may invest a portion of its assets in the financial services sector and, therefore, the performance of the Fund could be negatively impacted by events affecting this sector, including changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt and the availability and cost of capital.

¡	Technology Sector Risk. The Fund may invest a portion of its assets in the technology sector, which is a highly volatile segment of the market. The nature of technology is that it is rapidly changing. Therefore, products or services that may initially look promising may subsequently fail or become obsolete. In addition, many technology companies are younger, smaller and unseasoned companies which may not have established products, an experienced management team, or earnings history.

•	Investment Selection Risk. The specific investments held in the Fund’s investment portfolio may underperform other funds in the same asset class or benchmarks that are representative of the general performance of the asset class because of a portfolio manager’s choice of securities.

•	Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

Fund Summary	9

iMGP International Fund — (Continued)

•	Operational Risk. Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes. Various operational events or circumstances are outside the Advisor’s or a sub-advisor’s control, including instances at third parties. The Fund, the Advisor and each sub-advisor seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Performance

The following performance information provides some indication of the risks of investing in the International Fund. The bar chart shows changes in the performance of the International Fund’s Institutional Class shares from year to year. The table below shows how the International Fund’s average annual total returns of the Institutional Class for the 1-, 5- and 10-year periods compare to those of a broad-based market index, a secondary market index, as well as an index of peer group mutual funds. Past performance, before and after taxes, does not necessarily indicate how the International Fund will perform in the future. Updated performance information is available on the International Fund’s website at www.imgpfunds.com.

International Fund

Institutional Class Calendar Year Total Returns

as of December 31

During the period shown above, the highest and lowest quarterly returns earned by the International Fund were:

Highest:	26.96%	Quarter ended December 31, 2020
Lowest:	-32.92%	Quarter ended March 31, 2020

Average Annual Total Returns (for the periods ended December 31, 2021)
	One Year	Five Years	Ten Years
International Fund
Institutional Class
Return Before Taxes	11.75%	8.43%	6.71%
Return After Taxes on Distributions	11.35%	8.02%	6.33%
Return After Taxes on Distributions and Sale of Fund Shares	8.18%	6.83%	5.49%
MSCI EAFE Index
(reflects no deduction of fees, expenses or taxes)*	11.26%	9.55%	8.03%
MSCI ACWI ex-U.S. Index
(reflects no deduction for fees, expenses or taxes)	7.82%	9.61%	7.28%
Morningstar Foreign Large Blend Category
(reflects net performance of funds in this group)	9.78%	9.26%	7.53%

*	In connection with certain portfolio manager changes, effective September 30, 2021, the International Fund’s primary benchmark changed from the MSCI ACWI ex-U.S. Index to the MSCI EAFE Index.

The International Fund’s after-tax returns as shown in the above table are calculated using the historical highest applicable individual federal marginal income tax rates for the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your tax situation and may differ from those shown. If you own shares of the International Fund in a tax-deferred account, such as a 401(k) plan or an individual retirement account, after-tax returns shown are not relevant to your investment. The after-tax returns on distributions and sale of Fund shares may be higher than returns before taxes due to the effect of a tax benefit an investor may receive from the realization of capital losses that would have been incurred on the sale of Fund shares.

10	Litman Gregory Funds Trust

Management

INVESTMENT ADVISOR	PORTFOLIO MANAGER	MANAGED THE INTERNATIONAL FUND SINCE:

iM Global Partner Fund Management, LLC	Jeremy DeGroot, CFA, President of the Trust, Principal, Chief Investment Officer and Co-Portfolio Manager	2005

	Kiko Vallarta, CFA, Senior Research Analyst and Co-Portfolio Manager	2022

SUB-ADVISOR	PORTFOLIO MANAGER	MANAGED THE INTERNATIONAL FUND SINCE:

Harris Associates L.P.	David G. Herro, CFA, Deputy Chairman, Portfolio Manager and Chief Investment Officer, International Equity	1997

Lazard Asset Management LLC	Mark Little, Portfolio Manager/Analyst	2013

Polen Capital Management, LLC	Todd Morris, Portfolio Manager and Analyst Daniel Fields, CFA, Portfolio Manager and Analyst	2021

For important information about the purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to the “Summary of Other Important Information Regarding the Funds” section on page 39 of this Prospectus.

Fund Summary	11

iMGP Alternative Strategies Fund

Summary Section

Investment Objective

The iMGP Alternative Strategies Fund (the “Alternative Strategies Fund”) seeks to achieve long-term returns with lower risk and lower volatility than the stock market, and with relatively low correlation to stock and bond market indexes.

Fees and Expenses of the Alternative Strategies Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Alternative Strategies Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)

Institutional Class	Investor Class
None	None

Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Investor Class
Management Fees	1.40%	1.40%
Distribution and or Service (12b-1) Fees	None	0.25%
Other Expenses Not Including Dividend or Interest Expense	0.18%	0.18%
Interest and Dividend Expense	0.14%	0.14%
Total Other Expenses	0.32%	0.32%
Total Annual Fund Operating Expenses	1.72%	1.97%
Fee Waiver and/or Expense Reimbursement(1)	(0.28)%	(0.28)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	1.44%	1.69%

(1)

iM Global Partner Fund Management, LLC (formerly, Litman Gregory Fund Advisors, LLC) (“iM Global” or the “Advisor”), the advisor to the Alternative Strategies Fund, has contractually agreed, through April 30, 2023, to waive a portion of its advisory fees so that after paying all of the sub-advisory fees, the net advisory fee as a percentage of the Alternative Strategies Fund’s daily net assets retained by iM Global is 0.50% on the first $2 billion of the Alternative Strategies Fund’s assets, 0.40% of the next $1 billion of the Alternative Strategies Fund’s assets, 0.35% of the next $1 billion of the Alternative Strategies Fund’s assets and 0.30% on assets over $4 billion. This agreement may be terminated at any time by the Board of Trustees (the “Board”) of the Litman Gregory Funds Trust (the “Trust”) upon sixty (60) days’ written notice to iM Global, and iM Global may decline to renew this agreement by written notice to the Trust at least thirty (30) days before the agreement’s annual expiration date. iM Global has waived its right to receive reimbursement of the portion of its advisory fees waived pursuant to this agreement.

Example

This example is intended to help you compare the cost of investing in the Alternative Strategies Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Alternative Strategies Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Alternative Strategies Fund’s operating expenses remain the same. The cost for the Alternative Strategies Fund reflects the net expenses of the Fund that result from the contractual expense limitation in the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Institutional Class	$147	$505	$898	$1,999
Investor Class	$172	$582	$1,028	$2,265

Portfolio Turnover

The Alternative Strategies Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Alternative Strategies Fund are held in a taxable account as compared to shares in investment companies that hold investments for a longer period. These costs, which are not reflected in the annual fund operating expenses or in the example, will affect the Alternative Strategies Fund’s performance. During the most recent fiscal year, the Alternative Strategies Fund’s portfolio turnover rate was 137.56% of the average value of its portfolio.

Principal Strategies

Over the long term, the goal of iM Global, the advisor to the Alternative Strategies Fund, is to achieve an annualized return of LIBOR plus a range of 4% to 8%. (LIBOR is short for the London Interbank Offered Rate, an interest rate used by banks for short-term loans to each other.) iM Global has established this goal to emphasize the importance of preserving and increasing shareholders’ capital investment rather than simply beating an index, and we use it to select managers and allocate assets among them. Of course there are no guarantees that we will achieve this goal, and investors may experience losses, especially over shorter time periods.

The Alternative Strategies Fund invests in a mix of strategies that iM Global believes offer risk-return characteristics that are attractive individually and even more compelling collectively. The Alternative Strategies Fund is intended to be used by investors as a source of diversification for traditional stock and bond portfolios to reduce volatility and potentially enhance returns relative to various measures of risk.

Allocations among sub-advisors are based on a number of factors, including iM Global’s expectation for the risk-adjusted return potential of each sub-advisor’s strategy and the impact on overall portfolio risk, with the objective of maximizing return subject to the goals of low volatility and relatively low correlation with broad financial markets, especially the stock market. iM Global may at times adjust the allocations of capital to sub-advisors if it believes there is a highly compelling tactical opportunity in a particular sub-advisor’s strategy. A tactical opportunity could represent the potential for an exceptional risk-adjusted return opportunity relative to the other strategies, or it may represent a superior risk reduction opportunity that could benefit the Alternative Strategies Fund’s overall portfolio. Portfolio assets will be tactically allocated to the sub-advisors in accordance with the

12	Litman Gregory Funds Trust

target allocation range for each sub-advisor as measured at the time of allocation. It is possible that additional managers and strategies will be added to the Alternative Strategies Fund in the future.

Sub-advisor strategies may seek to benefit from: opportunities to combine securities with differing risk characteristics; market inefficiencies; arbitrage opportunities; opportunities to provide liquidity; tactical opportunities in asset classes or securities; special situations such as spin offs; as well as other opportunities in areas such as real estate or managed futures. In the aggregate, the managers can invest globally in stocks of companies of any size, domicile or market capitalization, government and corporate bonds and other fixed income securities and currencies, including short positions of any of the foregoing, within their respective segments of the Alternative Strategies Fund. They may also invest in derivatives, including, without limitation, options, futures contracts, participatory notes (“P-Notes”) and swaps, to manage risk or enhance return and can also borrow amounts up to one third of the value of the Fund’s total assets (except that the Fund may exceed this limit to satisfy redemption requests or for other temporary purposes). Each of the managers may invest in illiquid securities; however, the Alternative Strategies Fund as a whole may not hold more than 15% of its net assets in illiquid securities. In some cases, the sub-advisors may seek to replicate strategies they employ in their private (hedge) funds. In other cases, the sub-advisors may seek to enhance strategies they run in other public funds by focusing on their highest conviction ideas to a greater extent or by pursuing certain aspects of their strategies with greater flexibility. However, the Alternative Strategies Fund will only invest directly in portfolio securities selected by the sub-advisors and will not invest in any pooled investment vehicles or accounts managed by the sub-advisors.

Each sub-advisor will have an investment approach that generally focuses on a particular asset class or specific strategies. Currently, the strategies the sub-advisors focus on are as follows: (1) an arbitrage oriented strategy, (2) an opportunistic income strategy which will often focus on mortgage related securities, (3) a contrarian opportunity strategy that allows tactical investments throughout the capital structure (stocks and bonds), asset classes, market capitalization, industries and geographies, (4) a long/short credit strategy, and (5) a strategic alpha strategy that focuses on the tactical allocation of long and short global fixed income opportunities and currencies. iM Global may hire sub-advisors that focus on other strategies in the future, and not all strategies that may be appropriate will be represented in the Alternative Strategies Fund’s portfolio at all times.

The sub-advisor that manages the arbitrage strategy seeks to generate long-term returns of at least mid-single-digits with low correlation to the equity and bond markets and may follow merger arbitrage, convertible arbitrage and capital structure arbitrage strategies. This objective is pursued by investing in equity and debt securities of U.S. and non-U.S. companies that are impacted by corporate events such as mergers, acquisitions, restructurings, refinancings, recapitalizations, reorganizations or other special situations.

The sub-advisor that manages the opportunistic income strategy allocates investments to fixed income instruments and other investments with no limit on the duration of the portfolio. The sub-advisor may invest in, without limitation, asset-backed securities; domestic and foreign corporate bonds, including high-yield bonds; municipal bonds; bonds or other obligations issued by domestic or foreign governments, including emerging markets countries; real estate investment trust (“REIT”) debt securities; and mortgage related securities. iM Global defines an emerging market country as any country that is included in the MSCI Emerging Markets Index. When investing in mortgage-related securities, the sub-advisor may invest in obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government; collateralized mortgage obligations (“CMOs”) issued by domestic or foreign private issuers that represent an interest in or are collateralized by mortgage related securities issued by agencies or instrumentalities of the U.S. Government; commercial mortgage backed securities (“CMBS”); obligations issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or mortgage related securities without a government guarantee but typically with some form of private credit enhancement; “interest only” and “principal only” stripped mortgage securities; inverse floating rate securities; and debt or equity tranches of collateralized debt obligations collateralized by mortgage related securities. The sub-advisor may purchase or sell mortgage-backed securities on a delayed delivery or forward commitment basis through the “to-be-announced” (TBA) market. With TBA transactions, the particular securities to be delivered are not identified at the trade date but the delivered securities must meet specified terms and standards. The sub-advisor will generally enter into TBA transactions with the intention of taking possession of the underlying mortgage-backed securities. However, in an effort to obtain underlying mortgage-backed securities on more preferable terms or to enhance returns, the sub-advisor may extend the settlement by entering into “dollar roll” transactions in which the sub-advisor sells mortgage-backed securities and simultaneously agrees to purchase substantially similar securities on a future date. The sub-advisor also expects to engage in short sales of TBA mortgages, including short sales on TBA mortgages the Fund does not own, to potentially enhance returns or manage risk.

The sub-advisor that manages the contrarian opportunity strategy focuses on investments that offer absolute rather than relative value. The goal is to provide equity-like returns over longer periods (i.e., five to seven years) while protecting against the permanent loss of capital. Attention is directed toward those companies offering the best combination of such quality criteria as strong market share, good management, and high normalized return on capital.

The sub-advisor that manages the long-short credit strategy employs a systematic portfolio construction process underpinned by a proprietary, fundamental model of credit risk and valuation. The sub-advisor’s investment process is designed to exploit information gaps between credit and equity markets and other market inefficiencies to identify and capture mispricing at the individual asset level. The strategy is expected to generate returns from idiosyncratic credit selection, as the strategy systematically

Fund Summary	13

iMGP Alternative Strategies Fund — (Continued)

curtails rate duration and credit beta exposure. Correlations to systematic market risks including high yield and equity market returns are expected to be minimal, and strategy returns are not expected to be correlated to the returns of other active strategies. The portfolio is managed with the intention that the sensitivity of the long portfolio to market-wide credit spread movements will be offset in part by the sensitivities of the short portfolio to such market-wide movements. The sub-advisor may invest in corporate bonds issued by domestic and non-U.S. based companies, U.S. Treasury securities and long (sold protection) single name credit default swaps (CDS), interest rate futures and swaps and foreign exchange forwards (for hedging and currency conversion purposes). The short portfolio may be invested in short (bought protection) single name Credit Default Swap (CDS), short positions in Credit Default Indices (CDX Indices), and short positions in Total Return Swaps (TRS).

The sub-advisor that manages the strategic alpha strategy seeks to achieve positive total returns over a full market cycle with relatively low volatility. The sub-advisor intends to pursue its objective by utilizing a flexible investment approach that allocates investments across a global range of investment opportunities related to credit, currencies and interest rates, while employing risk management strategies designed to mitigate downside risk. Under normal market conditions, the sub-advisor may invest (1) up to 75% of the total assets allocated to it in below investment-grade fixed income securities and related derivatives; (2) up to 75% of the total assets allocated to it in investments denominated in non-U.S. currencies and related derivatives, including up to 50% in investments denominated in emerging market currencies and related derivatives; and (3) up to 20% of the total assets allocated to it in equity related securities and derivatives as measured at time of allocation. A “related derivative” of a financial instrument means any derivative whose value is based upon or derived from that financial instrument or a related derivative of that financial instrument. The sub-advisor incorporates systematic and quantitative models into its investment process.

Principal Risks

As with all mutual funds, it is possible to lose money on an investment in the Alternative Strategies Fund. An investment in the Alternative Strategies Fund is not a deposit of any bank and is not guaranteed, endorsed or insured by any financial institution, government authority or the Federal Deposit Insurance Corporation (FDIC). The principal risks of investing in the Alternative Strategies Fund are:

•	Equity Securities Risk. This is the risk that the value of equity securities may fluctuate, sometimes rapidly and unpredictably, due to factors affecting the general market, an entire industry or sector, or particular companies. These factors include, without limitation, adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment; increases in production costs; and significant management decisions. This risk is greater for small- and medium-sized companies, which tend to be more vulnerable to adverse developments than larger companies.
•	Fixed Income Securities Risk. Interest rates may go up resulting in a decrease in value of the securities held by the Fund. Fixed income securities held by the Fund are also subject to interest rate risk, credit risk, call risk and liquidity risk, which are more fully described below.

¡	Credit Risk. Credit risk is the risk that an issuer will not make timely payments of principal and interest. A credit rating assigned to a particular debt security is essentially an opinion as to the credit quality of an issuer and may prove to be inaccurate. There is also the risk that a bond issuer may “call,” or repay, its high yielding bonds before their maturity dates.

¡	Interest Rate Risk. Interest rates may go up resulting in a decrease in the value of the securities held by the Fund. Interest rates have been historically low, so the Fund faces a heightened risk that interest rates may rise. Debt securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

¡	Call Risk. During periods of declining interest rates, a bond issuer may “call” or repay its high yielding bonds before their maturity dates.

¡	Liquidity Risk. Certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. Trading opportunities are more limited for fixed income securities that have not received any credit ratings, have received ratings below investment grade or are not widely held. The values of these securities may fluctuate more sharply than those of other securities, and the Fund may experience some difficulty in closing out positions in these securities at prevailing market prices.

¡	Prepayment and Extension Risk. In times of declining interest rates, the Fund’s higher yielding securities will be prepaid, and the Fund will have to replace them with securities having a lower yield. Rising interest rates could extend the life of securities with lower payment rates. This is known as extension risk and may increase the Fund’s sensitivity to rising rates and its potential for price declines.

•	Public Health Emergency Risk. This is the risk that pandemics and other public health emergencies, including outbreaks of infectious diseases such as the current outbreak of the novel coronavirus (“COVID-19”), can result, and in the case of COVID-19 has resulted and may continue to result, in market volatility and disruption, and materially and adversely impact economic conditions in ways that cannot be predicted, all of which could result in substantial investment losses. The ultimate impact of COVID-19, including new variants of the underlying virus, or other health emergencies on global economic conditions and businesses is impossible to predict accurately. Ongoing and potential additional material adverse economic effects of indeterminate duration and severity are possible. The resulting adverse impact on the value of an investment in the Fund could be significant and prolonged. Other public health emergencies that may arise in the future could have similar or other unforeseen effects.

14	Litman Gregory Funds Trust

•	Market Risk. As with all mutual funds that invest in common stocks, the value of an individual’s investment will fluctuate daily in response to the performance of the individual stocks held in the Fund. The stock market has been subject to significant volatility recently, which has increased the risks associated with an investment in the Fund.

•	Below Investment-Grade Fixed Income Securities Risk. This is the risk of investing in below investment-grade fixed income securities (also known as “junk bonds”), which may be greater than that of higher rated fixed income securities. These securities are rated Ba1 through C by Moody’s Investors Service (“Moody’s”) or BB+ through D by Standard & Poor’s Rating Group (“S&P”) (or comparably rated by another nationally recognized statistical rating organization), or, if not rated by Moody’s or S&P, are considered by the sub-advisors to be of similar quality. These securities have greater risk of default than higher rated securities. The market value of these securities is more sensitive to corporate developments and economic conditions and can be volatile. Market conditions can diminish liquidity and make accurate valuations difficult to obtain. There is no limit to the Alternative Strategies Fund’s ability to invest in below investment-grade fixed income securities; however, under normal market conditions, it does not expect to invest more than 50% of its total assets in below investment-grade fixed income securities.

•	Convertible Securities Risk. This is the risk that the market value of convertible securities may fluctuate due to changes in, among other things, interest rates; other general economic conditions; industry fundamentals; market sentiment; the issuer’s operating results, financial statements, and credit ratings; and the market value of the underlying common or preferred stock.

•	Capital Structure Arbitrage Risk. The perceived mispricing identified by the sub-advisor may not disappear or may even increase, in which case losses may be realized.

•	Convertible Arbitrage Risk. Arbitrage strategies involve engaging in transactions that attempt to exploit price differences of identical, related or similar securities on different markets or in different forms. A Fund may realize losses or reduced rate of return if underlying relationships among securities in which investment positions are taken change in an adverse manner or a transaction is unexpectedly terminated or delayed. Trading to seek short-term capital appreciation can be expected to cause the Fund’s portfolio turnover rate to be substantially higher than that of the average equity-oriented investment company, resulting in higher transaction costs and additional capital gains tax liabilities.

•	Event-Driven Risk. Event-driven investments involve the risk that certain of the events driving the investment may not happen or the market may react differently than expected to the anticipated transaction. In addition, although an event may occur or is announced, it may be renegotiated, terminated or involve a longer time frame than originally contemplated. Event-driven investment transactions are also subject to the risk of overall market movements. Any one of these risks could cause the Fund to experience investment losses, impacting its shares negatively.
•	Asset-Backed Securities Risk. This is the risk that the impairment of the value of the collateral underlying a security in which the Fund invests, such as the non-payment of loans, will result in a reduction in the value of the security. The value of these securities may also fluctuate in response to the market’s perception of the value of issuers or collateral.

•	Mortgage-Backed Securities Risk. This is the risk of investing in mortgaged-backed securities, which includes interest rate risk, prepayment risk and the risk of defaults on the mortgage loans underlying these securities.

•	TBAs and Dollar Rolls Risk. This is the risk that, although the securities that are delivered in TBA transactions must meet certain standards, the actual securities received by the Fund may be less favorable than what was anticipated when entering into the transaction. TBA transactions are collateralized but they still involve the risk that a counterparty will fail to deliver the security, exposing the Fund to potential losses. Whether or not the Fund takes delivery of the securities at the termination date of a TBA transaction, it will nonetheless be exposed to changes in the value of the underlying investments during the term of the agreement. Forward settling securities, such as TBAs, involve leverage which may magnify investment risks and can cause losses to be realized more quickly.

•	Foreign Investment Risk. This is the risk that an investment in foreign (non-U.S.) securities may cause the Fund to experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to , among other factors, less publicly available information, less stringent and less uniform accounting, auditing and financial reporting standards, less liquid and more volatile markets, higher transaction and custody costs, additional taxes, less investor protection, delayed or less frequent settlement, political or social instability, civil unrest, acts of terrorism, regional economic volatility, and the imposition of sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and/or other governments.

•	Emerging Markets Risk. This is the risk that the value of the Fund’s emerging markets investments will decline due to the greater degree of economic, political and social instability of emerging or developing countries as compared to developed countries. Investments in emerging market countries are subject to substantial risks due to, among other factors, different accounting standards and thinner trading markets as compared to those in developed countries; less publicly available and reliable information about issuers as compared to developed markets; the possibility of currency transfer restrictions; and the risk of expropriation, nationalization or other adverse political, economic or social developments.

•	Currency Risk. This is the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

•	Leverage Risk. This is the risk that leverage may cause the effect of an increase or decrease in the value of the Alternative Strategies Fund’s portfolio securities to be magnified and the

Fund Summary	15

iMGP Alternative Strategies Fund — (Continued)

Alternative Strategies Fund to be more volatile than if leverage was not used. Leverage may result from certain transactions, including the use of derivatives and borrowing.

•	Derivatives Risk. This is the risk that an investment in derivatives may not correlate completely to the performance of the underlying securities and may be volatile and that the insolvency of the counterparty to a derivative instrument could cause the Alternative Strategies Fund to lose all or substantially all of its investment in the derivative instrument, as well as the benefits derived therefrom.

¡	Options Risk. This is the risk that an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves and may be subject to a complete loss of the amounts paid as premiums to purchase the options.

¡	Futures Contracts Risk. This is the risk that an investment in futures contracts may be subject to losses that exceed the amount of the premiums paid and may subject the Alternative Strategies Fund’s net asset value to greater volatility.

¡	P-Notes Risk. This is the risk that the performance results of P-Notes will not replicate exactly the performance of the issuers or markets that the P-Notes seek to replicate. Investments in P-Notes involve risks normally associated with a direct investment in the underlying securities as well as additional risks, such as counterparty risk.

¡	Swaps Risk. Risks inherent in the use of swaps include: (1) swap contracts may not be assigned without the consent of the counterparty; (2) potential default of the counterparty to the swap; (3) absence of a liquid secondary market for any particular swap at any time; and (4) possible inability of the Alternative Strategies Fund to close out the swap transaction at a time that otherwise would be favorable for it to do so.

•	Short Sale Risk. This is the risk that the value of a security the Alternative Strategies Fund sells short does not go down as expected. The risk of loss is theoretically unlimited if the value of the security sold short continues to increase. In addition, short sales may cause the Alternative Strategies Fund to be compelled, at a time disadvantageous to it, to buy the security previously sold short, thus resulting in a loss. To meet current margin requirements, the Alternative Strategies Fund is required to deposit with the broker additional cash or securities so that the total deposit with the broker is maintained daily at 150% of the current market value of the securities sold short.

•	Merger Arbitrage Risk. This is the risk that a proposed reorganization in which the Alternative Strategies Fund invests may be renegotiated or terminated.

•	Models and Data Risk. This is the risk that that one or all of the proprietary systematic and quantitative models may fail to identify profitable opportunities at any time. Furthermore, the models may incorrectly identify opportunities and these misidentified opportunities may lead to substantial losses for the Fund. Models may be predictive in nature and such models may result in an incorrect assessment of future events. Data used in the construction of models may prove to be inaccurate or stale, which may result in losses for the Fund.
•	Multi-Style Management Risk. This is the risk that the Alternative Strategies Fund could experience overlapping security transactions as a result of having different portfolio managers using different strategies to manage the Alternative Strategies Fund’s assets. Certain portfolio managers may be purchasing securities at the same time other portfolio managers may be selling those same securities, which may lead to higher transaction expenses compared to a fund using a single investment strategy.

•	LIBOR Risk. This is the risk associated with the transition away from the London Interbank Offered Rate (“LIBOR”), which is used extensively in the U.S. and globally as a “benchmark” or “reference rate” for various commercial and financial contracts, including corporate and municipal bonds, bank loans, asset-backed and mortgage-related securities, interest rate swaps and other derivatives. The U.K. Financial Conduct Authority has announced the intention to begin phasing out the use of LIBOR, and alternative reference rates have been established or are in development in most major currencies. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the impact on the Fund of the transition to a new reference rate.

•	Investment Selection Risk. The specific investments held in the Fund’s investment portfolio may underperform other funds in the same asset class or benchmarks that are representative of the general performance of the asset class because of a portfolio manager’s choice of securities.

•	Portfolio Turnover Risk. This is the risk that the Alternative Strategies Fund may experience high portfolio turnover rates as a result of its investment strategies. High portfolio turnover rates may indicate higher transaction costs and may result in higher taxes when shares of the Alternative Strategies Fund are held in a taxable account as compared to shares in investment companies that hold investments for a longer period.

•	Unfavorable Tax Treatment Risk. This is the risk that a material portion of the Alternative Strategies Fund’s return could be in the form of net investment income or short-term capital gains, some of which may be distributed to shareholders and taxed at ordinary income tax rates. Therefore, shareholders may have a greater need to pay regular taxes than compared to other investment strategies that hold investments longer. Due to this investment strategy, it may be preferable for certain shareholders to invest in the Fund through pre-tax or tax-deferred accounts as compared to investment through currently taxable accounts. Potential shareholders are encouraged to consult their tax advisors in this regard.

•	Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

16	Litman Gregory Funds Trust

•	Operational Risk. Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes. Various operational events or circumstances are outside the Advisor’s or a sub-advisor’s control, including instances at third parties. The Fund, the Advisor and each sub-advisor seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Performance

The following performance information provides some indication of the risks of investing in the Alternative Strategies Fund. The bar chart shows changes in the performance of the Alternative Strategies Fund’s Institutional Class shares from year to year. The table below shows how the Alternative Strategies Fund’s average annual total returns of the Institutional Class and Investor Class for the 1-, 5- and 10-year periods compare to those of the 3-month LIBOR, two secondary market indexes as well as an index of peer group mutual funds. Past performance, before and after taxes, does not necessarily indicate how the Alternative Strategies Fund will perform in the future. Updated performance information is available on the Alternative Strategies Fund’s website at www.imgpfunds.com.

Alternative Strategies Fund

Institutional Class Calendar Year Total Returns

as of December 31

During the period shown above, the highest and lowest quarterly returns earned by the Alternative Strategies Fund were:

Highest:	7.64%	Quarter ended June 30, 2020
Lowest:	-9.36%	Quarter ended March 31, 2020

Average Annual Total Returns (for the periods ended December 31, 2021)
	One Year	Five Years	Ten Years
Alternative Strategies Fund
Institutional Class
Return Before Taxes	3.82%	4.15%	4.59%
Return After Taxes on Distributions	1.70%	2.79%	3.36%
Return After Taxes on Distributions and Sale of Fund Shares	2.63%	2.67%	3.09%
Investor Class
Return Before Taxes	3.54%	3.87%	4.33%
ICE BofAML U.S. 3-Month Treasury Index
(reflects no deduction for fees, expenses or taxes)	0.05%	1.14%	0.63%
3-Month LIBOR
(reflects no deduction for fees, expenses or taxes)	0.16%	1.37%	0.89%
Bloomberg U.S. Aggregate Bond Index
(reflects no deduction for fees, expenses or taxes)	-1.54%	3.57%	2.90%
Morningstar Multistrategy Category
(reflects net performance of funds in this group)	6.73%	3.26%	3.20%
HFRX Global Hedge Fund Index
(reflects no deduction for fees, expenses or taxes)	3.65%	3.52%	2.58%

In connection with the anticipated discontinuation of LIBOR, effective April 29, 2022, the Alternative Strategies Fund’s primary benchmark changed from 3-Month LIBOR to the ICE BofAML U.S. 3-Month Treasury Index.

The Alternative Strategies Fund’s after-tax returns as shown in the above table are calculated using the historical highest applicable individual federal marginal income tax rates for the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your tax situation and may differ from those shown. If you own shares of the Alternative Strategies Fund in a tax-deferred account, such as a 401(k) plan or an individual retirement account after-tax returns shown are not relevant to your investment. After-tax returns are shown for only the Alternative Strategies Fund’s Institutional Class, and after-tax returns for the Alternative Strategies Fund’s Investor Class will vary. The after-tax returns on distributions and sale of Fund shares may be higher than returns before taxes due to the effect of a tax benefit an investor may receive from the realization of capital losses that would have been incurred on the sale of Fund shares.

Fund Summary	17

iMGP Alternative Strategies Fund — (Continued)

Management

INVESTMENT ADVISOR	PORTFOLIO MANAGER	MANAGED THE ALTERNATIVE STRATEGIES FUND SINCE:

iM Global Partner Fund Management, LLC	Jeremy DeGroot, CFA, President of the Trust, Principal, Chief Investment Officer and Portfolio Manager	2011

	Jason Steuerwalt, CFA, Principal, Senior Research Analyst and Co-Portfolio Manager	2019

SUB-ADVISOR	PORTFOLIO MANAGER

Blackstone Credit Systematic Strategies LLC	Stephen Kealhofer, Head of Research and Portfolio Manager	2017

	Paul Harrison, Chief Investment Officer and Portfolio Manager	2017

	Adam Dwinells, Head of Portfolio Management and Portfolio Manager	2017

DoubleLine Capital LP	Jeffrey Gundlach, Chief Executive Officer, Chief Investment Officer and Portfolio Manager	2011

	Jeffrey Sherman, CFA, Deputy Chief Investment Officer and Portfolio Manager	2017

First Pacific Advisors, LP	Steven Romick, CFA, Managing Partner and Portfolio Manager	2011

	Brian Selmo, CFA, Partner, Portfolio Manager and Director of Research	2011

	Mark Landecker, CFA, Partner and Portfolio Manager	2011

Loomis, Sayles & Company, L.P.	Matthew J. Eagan, CFA, Executive Vice President, Director and Portfolio Manager	2011

	Todd P. Vandam, CFA, Vice President and Portfolio Manager	2011

	Brian P. Kennedy, Vice President and Portfolio Manager	2021

	Elaine M. Stokes, Executive Vice President, Director and Portfolio Manager	2021

Water Island Capital, LLC	John Orrico, CFA, Managing Member, Chief Investment Officer and Portfolio Manager	2011

	Todd Munn, Portfolio Manager	2011

	Roger Foltynowicz, CFA, CAIA, Portfolio Manager	2011

	Gregg Loprete, Portfolio Manager	2011

For important information about the purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to the “Summary of Other Important Information Regarding the Funds” section on page 39 of this Prospectus.

18	Litman Gregory Funds Trust

iMGP High Income Alternatives Fund

Summary Section

Investment Objectives

The iMGP High Income Alternatives Fund (the “High Income Alternatives Fund”) seeks to generate a high level of current income from diverse sources, consistent with the goal of capital preservation over time. Capital appreciation is a secondary objective.

Fees and Expenses of the High Income Alternatives Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the High Income Alternatives Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)

Institutional Class
None

Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Institutional Class
Management Fees	0.95%
Distribution and or Service (12b-1) Fees	None
Other Expenses	0.48%
Interest and Dividend Expenses	0.01%

Total Other Expenses	0.49%
Total Annual Fund Operating Expenses	1.44%
Fee Waiver and/or Expense Reimbursement (1), (2)	(0.46)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(1), (2)	0.98%

(1)

iM Global Partner Fund Management, LLC (formerly, Litman Gregory Fund Advisors, LLC) (“iM Global” or the “Advisor”), the advisor to the High Income Alternatives Fund, has contractually agreed to limit the High Income Alternatives Fund’s operating expenses (excluding any taxes, interest, brokerage commissions, borrowing costs, dividend expenses, acquired fund fees and expenses and extraordinary expenses such as but not limited to litigation costs) through April 30, 2023 to an annual rate of 0.98% for the Institutional Class (the “Operating Expense Limitation”). This agreement may be renewed for additional periods not exceeding one (1) year and may be terminated by the Board of Trustees (the “Board”) of Litman Gregory Funds Trust (the “Trust”) upon sixty (60) days’ written notice to iM Global. iM Global may also decline to renew this agreement by written notice to the Trust at least thirty (30) days before the renewal date. Pursuant to this agreement, iM Global may recoup reduced fees and expenses only within three years, provided that the recoupment does not cause the High Income Alternatives Fund’s annual expense ratio to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment.

(2)

iM Global has separately contractually agreed through April 30, 2023, to waive a portion of its advisory fees so that after paying all of the sub-advisory fees, the net advisory fee as a percentage of the High Income Alternatives Fund’s daily net assets retained by iM Global is 0.40% on the first $1 billion of assets, 0.375% on the next $1 billion of assets, 0.35% on the next $1 billion of assets, 0.325% on the next $1 billion of assets and 0.30% on assets in excess of $4 billion. This agreement may be terminated at any time by the Board of the Trust upon sixty (60) days’ written notice to iM Global, and iM Global may decline to renew this agreement at its expiration on April 30, 2023 by written notice to the Trust at least thirty (30) days before the agreement’s annual expiration date. iM Global has waived its right to receive reimbursement of the portion of its advisory fees waived pursuant to this advisory fee waiver agreement.

Example

This example is intended to help you compare the cost of investing in the High Income Alternatives Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the High Income Alternatives Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the High Income Alternatives Fund’s operating expenses remain the same. The cost for the High Income Alternatives Fund reflects the net expenses of the Fund that result from the contractual expense limitation in the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Institutional Class	$100	$395	$728	$1,671

Portfolio Turnover

The High Income Alternatives Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the High Income Alternatives Fund are held in a taxable account as compared to shares in investment companies that hold investments for a longer period. These costs, which are not reflected in the annual fund operating expenses or in the example, will affect the High Income Alternatives Fund’s performance. During the most recent fiscal year, the High Income Alternatives Fund’s portfolio turnover rate was 72.02%.

Principal Strategies

The High Income Alternatives Fund invests in a mix of strategies that iM Global believes offer risk-return characteristics that are attractive individually and even more compelling collectively. The High Income Alternatives Fund is intended to be used by investors seeking high current income consistent with capital preservation over time, and with long-term capital appreciation a secondary objective.

iM Global is responsible for hiring and firing investment managers and carefully chooses the sub-advisors. Before hiring a sub-advisor, iM Global performs extensive due diligence. This includes quantitative and qualitative analysis including, but not limited to, evaluation of: the investment process; the consistency of its execution and discipline; portfolio construction; individual holdings; strategies employed; past mistakes; risk controls; team depth and quality; operations and compliance; and business focus and vision. iM Global’s evaluation process includes review of literature and documents, detailed quantitative historical performance evaluation, extensive discussions with members of the investment team, and firm management and background checks through industry contacts. Each sub-advisor’s management fee is also an important consideration. It is iM Global’s objective to hire sub-advisors who it believes are skilled and will deliver strong portfolio income relative to investment-grade fixed income portfolios, with low to moderate volatility relative to the stock market and volatility typically less than the high yield credit indexes. iM Global prefers managers who it believes will add value by flexibly responding to evolving market conditions by adjusting duration and credit exposure, among other factors.

Fund Summary	19

iMGP High Income Alternatives Fund — (Continued)

Allocations among sub-advisors are based on several factors, including iM Global’s expectation for the risk-adjusted return potential of each sub-advisor’s strategy and the impact on overall portfolio risk, with the objective of maximizing return subject to the goal of high income relative to investment-grade fixed income portfolios without taking undue risk. iM Global may at times adjust the allocations of capital to sub-advisors if it believes there is a highly compelling tactical opportunity in a particular sub-advisor’s strategy. A tactical opportunity could represent the potential for an exceptional risk-adjusted return opportunity relative to the other strategies, or it may represent a superior risk reduction opportunity that could benefit the High Income Alternatives Fund’s overall portfolio. No strategy will be allocated less than 10% of portfolio assets or more than 60% of portfolio assets as measured at the time of allocation. It is possible that additional managers and strategies will be added to (or removed from) the High Income Alternatives Fund in the future and/or there may be adjustments in the allocation ranges.

Sub-advisor strategies may seek to benefit from: opportunities to combine securities with differing risk characteristics; market inefficiencies; opportunities to provide liquidity; tactical opportunities in asset classes or securities; special situations such as spin-offs; as well as other opportunities in other areas. In the aggregate, the managers can invest globally in debt and equity securities of companies of any size, domicile or market capitalization, government and corporate bonds, loans, loan participation interests, mortgage or other asset-backed securities and other fixed income securities and currencies, including short positions of any of the foregoing, within their respective segments of the High Income Alternatives Fund. The managers may invest without limitation in below investment grade fixed income securities. Under normal market conditions, the Fund does not expect to invest more than 25% of its total assets in emerging market securities iM Global defines an emerging market country as any country that is included in the MSCI Emerging Markets Index.

The managers may also write options, invest in derivatives, including, without limitation, options, futures contracts, participatory notes (“P-Notes”) and swaps, to manage risk or enhance return and can also borrow amounts up to one third of the value of the High Income Alternatives Fund’s total assets (except that the Fund may exceed this limit to satisfy redemption requests or for other temporary purposes). Each of the managers may invest in illiquid securities; however, the High Income Alternatives Fund as a whole may not hold more than 15% of its net assets in illiquid securities.

Each sub-advisor will have an investment approach that generally focuses on a particular asset class or specific strategies. Currently, the strategies the sub-advisors focus on are as follows: (1) a credit value strategy, (2) a multi credit strategy, and (3) an option income strategy. iM Global may hire sub-advisors that focus on other strategies in the future, and not all strategies that may be appropriate will be represented in the High Income Alternatives Fund’s portfolio at all times.

The sub-advisor that manages the credit value strategy seeks to achieve the fund’s investment objectives by primarily investing its segment of the Fund in fixed income securities it believes to have the potential for excess return. The sub-advisor’s investment strategy will be to invest in fixed income securities from a wide variety of sectors, asset-backed securities, commercial mortgage-backed securities, corporate bonds, floating-rate loans and municipal bonds. The sub-advisor expects to invest in structured and corporate securities. The sub-advisor’s emphasis is expected to be on A/BBB-rated asset backed securities and BBB/BB-rated corporate securities, as these ratings segments have historically offered attractive risk-adjusted returns, along with low default rates. The sub-advisor will also invest in U.S. Treasury futures to manage duration of the portfolio, which allows individual security selection to be managed without regard to portfolio duration. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security to changes in interest rates. Fixed income securities and portfolios with longer durations are subject to more volatility than those with shorter durations. The sub-advisor will not typically own CCC rated or distressed securities.

The sub-advisor that manages the multi credit strategy seeks to preserve invested capital and maximize total return through a combination of current income and capital appreciation. The team seeks to achieve its investment objective by investing in a wide range of fixed income and other instruments selected from a variety of credit qualities, and sectors, including, but not limited to, corporate bonds, loans and loan participations, structured finance investments, U.S. government and agency, mezzanine and preferred securities and convertible securities. The team seeks opportunities across fixed income market sectors — especially in non-index-eligible securities — and they aim to take advantage of downturns/inefficiencies that occur during times of uncertainty. The strategy is flexible and is not constrained by duration, sector, issuer, or credit quality.

The sub-advisor that manages the option income strategy seeks to achieve its goal primarily through a strategy of writing collateralized put options on both U.S. indices, including the S&P 500® Index and the Russell 2000® Index, and exchange traded funds (“ETFs”). The manager attempts to generate returns through the receipt of option premiums from selling puts, as well as through investments in fixed income instruments, which collectively are intended to reduce volatility relative to what it would be if the Fund held the underlying equity index on which the options are written. The portfolio’s investments in fixed income instruments may be of any duration, may include variable and floating rate instruments, and may include U.S. Treasury securities and other securities issued by the U.S. government and its agencies and instrumentalities, debt securities issued by corporations or trust entities, cash and cash equivalents, mortgage-backed securities and asset-backed securities. The manager also may invest in money market mutual funds and ETFs.

Principal Risks

As with all mutual funds, it is possible to lose money on an investment in the High Income Alternatives Fund. An investment in the High Income Alternatives Fund is not a deposit of any bank and is not guaranteed, endorsed or insured by any financial

20	Litman Gregory Funds Trust

institution, government authority or the Federal Deposit Insurance Corporation (FDIC). The following risks could affect the value of your investment. Each risk summarized below is considered a “principal risk” of investing in the High Income Alternatives Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the High Income Alternatives Fund’s net asset value per share, total return and/or ability to meet its objective.

•	Market Risk. The value of the Fund’s shares will fluctuate based on the performance of the Fund’s investments and other factors affecting the securities markets generally. Certain investments selected for the Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time. The value of the Fund’s investments may go up or down, sometimes dramatically and unpredictably, based on current market conditions, such as real or perceived adverse political or economic conditions, inflation, changes in interest rates, lack of liquidity in the fixed income markets or adverse investor sentiment.

•	Asset-Backed Securities Risk. This is the risk that the impairment of the value of the collateral underlying a security in which the Fund invests, such as the non-payment of loans, will result in a reduction in the value of the security. The value of these securities may also fluctuate in response to the market’s perception of the value of issuers or collateral.

•	Below Investment-Grade Fixed Income Securities Risk. This is the risk of investing in below investment-grade fixed income securities (also known as “junk bonds”), which may be greater than that of higher rated fixed income securities. These securities are rated Ba1 through C by Moody’s Investors Service (“Moody’s”) or BB+ through D by Standard & Poor’s Rating Group (“S&P”) (or comparably rated by another nationally recognized statistical rating organization), or, if not rated by Moody’s or S&P, are considered by the sub-advisors to be of similar quality. These securities are regarded by the rating organizations as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and therefore have greater risk of default than higher rated securities. The market value of these securities is more sensitive to corporate developments and economic conditions and can be volatile. Market conditions can diminish liquidity and make accurate valuations difficult to obtain.

•	Investments in Loans Risk. Investments in loans, including loan syndicates and other direct lending opportunities, involve special types of risks, including credit risk, interest rate risk, counterparty risk and prepayment risk. Loans may offer a fixed or floating interest rate. Loans are often generally below investment grade and may be unrated. The Fund’s investments in loans can also be difficult to value accurately and may be more susceptible to liquidity risk than fixed-income instruments of similar credit quality and/or maturity. The Fund is also subject to the risk that the value of the collateral for the loan may be insufficient or unavailable to cover the borrower’s obligations should the borrower fail to make payments or become insolvent. Participations in loans may subject the Fund to the credit risk of both the borrower and the issuer of the participation and may make enforcement of loan covenants, if any, more difficult for the Fund as legal action may have to go through the issuer of the participations. Transactions in loans are often subject to long settlement periods, thus potentially limiting the ability of the Fund to invest sale proceeds in other investments and to use proceeds to meet its current redemption obligations. In addition, many banks have been weakened by the recent financial crisis, and it may be difficult for the Fund to obtain an accurate picture of a lending bank’s financial condition.

•	Collateral Risk. If the Fund’s financial instruments are secured by collateral, the issuer may have difficulty liquidating the collateral and/or the Fund may have difficulty enforcing its rights under the terms of the securities if an issuer defaults. Collateral may be insufficient or the Fund’s right to the collateral may be set aside by a court. Collateral will generally consist of assets that may not be readily liquidated, including for example, equipment, inventory, work in the process of manufacture, real property and payments to become due under contracts or other receivable obligations. There is no assurance that the liquidation of those assets would satisfy an issuer’s obligations under a financial instrument. Non-affiliates and affiliates of issuers of financial instruments may provide collateral in the form of secured and unsecured guarantees and/or security interests in assets that they own, which may also be insufficient to satisfy an issuer’s obligations under a financial instrument.

•	Collateralized Loan Obligations and Collateralized Debt Obligations Risk. Collateralized loan obligations (“CLOs”) bear many of the same risks as other forms of asset-backed securities, including interest rate risk, credit risk and default risk. As they are backed by pools of loans, CLOs also bear similar risks to investing in loans directly. CLOs issue classes or “tranches” that vary in risk and yield. CLOs may experience substantial losses attributable to loan defaults. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. The Fund’s investment in CLOs may decrease in market value when the CLO experiences loan defaults or credit impairment, the disappearance of a subordinate tranche, or market anticipation of defaults and investor aversion to CLO securities as a class.

Collateralized debt obligations (“CDOs”) are structured similarly to CLOs and bear the same risks as CLOs including interest rate risk, credit risk and default risk. CDOs are subject to additional risks because they are backed by pools of assets other than loans including securities (such as other asset-backed securities), synthetic instruments or bonds and may be highly leveraged. Like CLOs, losses incurred by a CDO are borne first by holders of subordinate tranches. Accordingly, the risks of CDOs depend largely on the type of underlying collateral and the tranche of CDOs in which the Fund invests. For example, CDOs that obtain their exposure through synthetic investments entail the risks associated with derivative instruments.

•

Convertible Securities Risk. This is the risk that the market value of convertible securities may fluctuate due to changes in, among other things, interest rates; other general economic conditions; industry fundamentals; market sentiment; the issuer’s operating results, financial statements, and credit

Fund Summary	21

iMGP High Income Alternatives Fund — (Continued)

ratings; and the market value of the underlying common or preferred stock.

•	Currency Risk. This is the risk that investing in foreign currencies may expose the High Income Alternatives Fund to fluctuations in currency exchange rates and that such fluctuations in the exchange rates may negatively affect an investment related to a currency or denominated in a foreign currency.

•	Fixed Income Securities Risk. Interest rates may go up resulting in a decrease in value of the securities held by the Fund. Fixed income securities held by the Fund are also subject to interest rate risk, credit risk, call risk and liquidity risk, which are more fully described below.

¡	Credit Risk. Credit risk is the risk that an issuer will not make timely payments of principal and interest. A credit rating assigned to a particular debt security is essentially an opinion as to the credit quality of an issuer and may prove to be inaccurate. There is also the risk that a bond issuer may “call,” or repay, its high yielding bonds before their maturity dates.

¡	Interest Rate Risk. Interest rates may go up resulting in a decrease in the value of the securities held by the Fund. Interest rates have been historically low, so the Fund faces a heightened risk that interest rates may rise. Debt securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

¡	Call Risk. During periods of declining interest rates, a bond issuer may “call” or repay its high yielding bonds before their maturity dates.

¡	Liquidity Risk. Certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. Trading opportunities are more limited for fixed income securities that have not received any credit ratings, have received ratings below investment grade or are not widely held. The values of these securities may fluctuate more sharply than those of other securities, and the Fund may experience some difficulty in closing out positions in these securities at prevailing market prices.

¡	Prepayment and Extension Risk. In times of declining interest rates, the Fund’s higher yielding securities will be prepaid, and the Fund will have to replace them with securities having a lower yield. Rising interest rates could extend the life of securities with lower payment rates. This is known as extension risk and may increase the Fund’s sensitivity to rising rates and its potential for price declines.

•	Corporate Debt Obligations Risk. Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations. Therefore, the High Income Alternatives Fund may be indirectly exposed to such risks associated with corporate debt obligations.

•	Derivatives Risk. Use of derivatives, such as options, is a highly specialized activity that can involve investment techniques and risks different from, and in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and highly volatile and may perform in unanticipated ways. Derivatives can create leverage, and the Fund could lose more than the amount it invests; some derivatives can have the potential for unlimited losses. Derivatives may at times be highly illiquid, and the Fund may not be able to close out or sell a derivative at a particular time or at an anticipated price. Derivatives can be difficult to value and valuation may be more difficult in times of market turmoil. There may be imperfect correlation between the behavior of a derivative and that of the reference instrument underlying the derivative. Derivatives may involve risks different from, and possibly greater than, the risks associated with investing directly in the reference instrument. Suitable derivatives may not be available in all circumstances, and there can be no assurance that the Fund will use derivatives to reduce exposure to other risks when that might have been beneficial. Derivatives involve counterparty risk, which is the risk that the other party to the derivative will fail to make required payments or otherwise comply with the terms of the derivative. When the Fund uses derivatives, it will likely be required to provide margin or collateral and/or segregate cash or other liquid assets; these practices are intended to satisfy contractual undertakings and regulatory requirements and will not prevent the Fund from incurring losses on derivatives. The need to provide margin or collateral and/or segregated assets could limit the Fund’s ability to pursue other opportunities as they arise. Ongoing changes to regulation of the derivatives markets and potential changes in the regulation of funds using derivative instruments could limit the Fund’s ability to pursue its investment strategies. New regulation of derivatives may make them more costly, or may otherwise adversely affect their liquidity, value or performance.

¡

Options Risk. The use of options involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, or in interest or currency exchange rates, including the anticipated volatility of the underlying instrument (known as implied volatility), which in turn are affected by fiscal and monetary policies and by national and international political and economic events. As such, prior to the exercise or expiration of the option, the Fund is exposed to implied volatility risk, meaning the value, as based on implied volatility, of an option may increase due to market and economic conditions or views based on the sector or industry in which issuers of the underlying instrument participate, including company-specific factors. By writing call and put option spreads on underlying instruments, the Fund’s returns from that strategy will be determined by the performance of the underlying instrument. If the underlying instrument appreciates or depreciates sufficiently over the period to offset the net premium received, the Fund may incur losses. Changes in the volatility of the underlying stock or instrument can constrain returns from this strategy. By writing put options, the Fund takes on the risk of declines in the value of the underlying instrument, including the possibility of a loss up to the entire

22	Litman Gregory Funds Trust

strike price of each option it sells, but without the corresponding opportunity to benefit from potential increases in the value of the underlying instrument. When the Fund writes a put option, it assumes the risk that it must purchase the underlying instrument at a strike price that may be higher than the market price of the instrument. If there is a broad market decline and the Fund is not able to close out its written put options, it may result in substantial losses to the Fund. By writing a call option, the Fund may be obligated to deliver instruments underlying an option at less than the market price. In the case of an uncovered call option, there is a risk of unlimited loss. When an uncovered call is exercised, the Fund must purchase the underlying instrument to meet its call obligations and the necessary instruments may be unavailable for purchase. The Fund will receive a premium from writing options, but the premium received may not be sufficient to offset any losses sustained from exercised options. If an option that the Fund has purchased is never exercised or closed out, the Fund will lose the amount of the premium it paid and the use of those funds.

¡	Futures Contracts Risk. This is the risk that an investment in futures contracts may be subject to losses that exceed the amount of the premiums paid and may subject the High Income Alternatives Fund’s net asset value to greater volatility.

¡	Forward Contracts Risk. There are no limitations on daily price movements of forward contracts. Changes in foreign exchange regulations by governmental authorities might limit the trading of forward contracts. To the extent the Fund enters into non-U.S. currency forward contracts with banks, the Fund is subject to the risk of bank failure or the inability of or refusal by a bank to perform such contracts. There have been periods during which certain banks have refused to continue to quote prices for forward contracts or have quoted prices with an unusually wide spread (the difference between the price at which the bank is prepared to buy and the price at which it is prepared to sell).

¡	P-Notes Risk. This is the risk that the performance results of P-Notes will not replicate exactly the performance of the issuers or markets that the P-Notes seek to replicate. Investments in P-Notes involve risks normally associated with a direct investment in the underlying securities as well as additional risks, such as counterparty risk.

¡	Swaps Risk. Risks inherent in the use of swaps include: (1) swap contracts may not be assigned without the consent of the counterparty; (2) potential default of the counterparty to the swap; (3) absence of a liquid secondary market for any particular swap at any time; and (4) possible inability of the High Income Alternatives Fund to close out the swap transaction at a time that otherwise would be favorable for it to do so.

•	Equity Securities Risk. This is the risk that the value of equity securities may fluctuate, sometimes rapidly and unpredictably, due to factors affecting the general market, an entire industry or sector, or particular companies. These factors include, without limitation, adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment; increases in production costs; and significant management decisions. This risk is greater for small- and medium-sized companies, which tend to be more vulnerable to adverse developments than larger companies.

¡	Preferred Stock Risk. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline.

•	Public Health Emergency Risk. This is the risk that pandemics and other public health emergencies, including outbreaks of infectious diseases such as the current outbreak of the novel coronavirus (“COVID-19”), can result, and in the case of COVID-19 has resulted and may continue to result, in market volatility and disruption, and materially and adversely impact economic conditions in ways that cannot be predicted, all of which could result in substantial investment losses. The ultimate impact of COVID-19, including new variants of the underlying virus, or other health emergencies on global economic conditions and businesses is impossible to predict accurately. Ongoing and potential additional material adverse economic effects of indeterminate duration and severity are possible. The resulting adverse impact on the value of an investment in the Fund could be significant and prolonged. Other public health emergencies that may arise in the future could have similar or other unforeseen effects.

•	Foreign Investment Risk. This is the risk that an investment in foreign (non-U.S.) securities may cause the Fund to experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to, among other factors, less publicly available information, less stringent and less uniform accounting, auditing and financial reporting standards, less liquid and more volatile markets, higher transaction and custody costs, additional taxes, less investor protection, delayed or less frequent settlement, political or social instability, civil unrest, acts of terrorism, regional economic volatility, and the imposition of sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and/or other governments.

•	Emerging Markets Risk. This is the risk that the value of the Fund’s emerging markets investments will decline due to the greater degree of economic, political and social instability of emerging or developing countries as compared to developed countries. Investments in emerging market countries are subject to substantial risks due to, among other factors, different accounting standards and thinner trading markets as compared to those in developed countries; less publicly available and reliable information about issuers as compared to developed markets; the possibility of currency transfer restrictions; and the risk of expropriation, nationalization or other adverse political, economic or social developments.

•	Currency Risk. This is the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that

Fund Summary	23

iMGP High Income Alternatives Fund — (Continued)

trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

•	Investment Companies Risk. This is the risk that investing in other investment companies, including ETFs, closed-end funds (“CEFs”), business development companies (“BDCs”), unit investment trusts and open-end funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, which will reduce the Fund’s performance. In addition, investments in an ETF are subject to, among other risks, the risk that the ETF’s shares may trade at a discount or premium relative to the net asset value of the shares and the listing exchange may halt trading of the ETF’s shares. BDCs may carry risks similar to those of a private equity or venture capital fund. BDC company securities are not redeemable at the option of the shareholder and they may trade in the market at a discount to their net asset value. BDCs usually trade at a discount to their net asset value because they invest in unlisted securities and have limited access to capital markets. Shares of CEFs also frequently trade at a discount to their net asset value for those and other reasons.

•	Large Shareholder Purchase and Redemption Risk. The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell its securities at times when it would not otherwise do so, which may negatively impact the Fund’s net asset value and liquidity. Similarly, large share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

•	Leverage Risk. This is the risk that leverage may cause the effect of an increase or decrease in the value of the High Income Alternatives Fund’s portfolio securities to be magnified and the High Income Alternatives Fund to be more volatile than if leverage was not used. Leverage may result from certain transactions, including the use of derivatives and borrowing.

•	Liquidity and Valuation Risk. It may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price, or the price at which it has been valued by iM Global for purposes of the Fund’s net asset value, causing the Fund to be less liquid and unable to realize what iM Global believes should be the price of the investment. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time. These risks may be heightened for fixed-income instruments because of the near historically low interest rate environment as of the date of this prospectus. Based on its investment strategies, a significant portion of the Fund’s investments can be difficult to value and potentially less liquid and thus particularly prone to the foregoing risks

•	Mortgage-Backed Securities Risk. This is the risk of investing in mortgaged-backed securities, which includes interest rate risk, prepayment risk and the risk of defaults on the mortgage loans underlying these securities.

•	Multi-Style Management Risk. This is the risk that the High Income Alternatives Fund could experience overlapping security transactions as a result of having different portfolio managers using different strategies to manage the High Income Alternatives Fund’s assets. Certain portfolio managers may be purchasing securities at the same time other portfolio managers may be selling those same securities, which may lead to higher transaction expenses compared to a fund using a single investment strategy.

•	LIBOR Risk. This is the risk associated with the transition away from the London Interbank Offered Rate (“LIBOR”), which is used extensively in the U.S. and globally as a “benchmark” or “reference rate” for various commercial and financial contracts, including corporate and municipal bonds, bank loans, asset-backed and mortgage-related securities, interest rate swaps and other derivatives. The U.K. Financial Conduct Authority has announced the intention to begin phasing out the use of LIBOR, and alternative reference rates have been established or are in development in most major currencies. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the impact on the Fund of the transition to a new reference rate.

•	Investment Selection Risk. The specific investments held in the Fund’s investment portfolio may underperform other funds in the same asset class or benchmarks that are representative of the general performance of the asset class because of a portfolio manager’s choice of securities.

•	Portfolio Turnover Risk. This is the risk that the High Income Alternatives Fund may experience high portfolio turnover rates as a result of its investment strategies. High portfolio turnover rates may indicate higher transaction costs and may result in higher taxes when shares of the High Income Alternatives Fund are held in a taxable account as compared to shares in investment companies that hold investments for a longer period.

•	Short Sale Risk. This is the risk that the value of a security the High Income Alternatives Fund sells short does not go down as expected. The risk of loss is theoretically unlimited if the value of the security sold short continues to increase. In addition, short sales may cause the High Income Alternatives Fund to be compelled, at a time disadvantageous to it, to buy the security previously sold short, thus resulting in a loss. To meet current margin requirements, the High Income Alternatives Fund is required to deposit with the broker additional cash or securities so that the total deposit with the broker is maintained daily at 150% of the current market value of the securities sold short.

24	Litman Gregory Funds Trust

•	Unfavorable Tax Treatment Risk. This is the risk that a material portion of the High Income Alternatives Fund’s return could be in the form of net investment income or short-term capital gains, some of which may be distributed to shareholders and taxed at ordinary income tax rates. Therefore, shareholders may have a greater need to pay regular taxes than compared to other investment strategies that hold investments longer. Due to this investment strategy, it may be preferable for certain shareholders to invest in the High Income Alternatives Fund through pre-tax or tax-deferred accounts as compared to investment through currently taxable accounts. Potential shareholders are encouraged to consult their tax advisors in this regard.

•	Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

•	Operational Risk. Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes. Various operational events or circumstances are outside the Advisor’s or a sub-advisor’s control, including instances at third parties. The Fund, the Advisor and each sub-advisor seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Performance

The following performance information provides some indication of the risks of investing in the High Income Alternatives Fund. The bar chart shows changes in the performance of the High Income Alternatives Fund’s Institutional Class shares from year to year. The table below shows how the High Income Alternatives Fund’s average annual total returns of the Institutional Class for the 1-year and since inception periods compare to those of a broad-based market index and two secondary market indexes. Past performance, before and after taxes, does not necessarily indicate how the High Income Alternatives Fund will perform in the future. Updated performance information is available on the High Income Alternatives Fund’s website at www.imgp.com.

High Income Alternatives Fund

Institutional Class Calendar Year Total Returns

as of December 31

During the period shown above, the highest and lowest quarterly returns earned by the High Income Alternatives Fund were:

Highest:	10.14%	Quarter ended June 30, 2020
Lowest:	-13.79%	Quarter ended March 31, 2020

Average Annual Total Returns (for the periods ended December 31, 2021)
	One Year	Since Fund Inception (9/28/2018)
High Income Alternatives Fund
Institutional Class
Return Before Taxes	6.42%	5.23%
Return After Taxes on Distributions	4.02%	3.45%
Return After Taxes on Distributions and Sale of Fund Shares	3.79%	3.25%
Bloomberg U.S. Aggregate Bond Index
(reflects no deduction for fees, expenses or taxes)	-1.54%	4.93%
ICE BofAML U.S. High Yield TR USD Index
(reflects no deduction for fees, expenses or taxes)	5.36%	6.31%
HFRX Fixed Income – Credit Index
(reflects no deduction for fees, expenses or taxes)	1.41%	4.73%

Fund Summary	25

iMGP High Income Alternatives Fund — (Continued)

Management

INVESTMENT ADVISOR	PORTFOLIO MANAGER	MANAGED THE HIGH INCOME ALTERNATIVES FUND SINCE:

iM Global Partner Fund Management, LLC	Jeremy DeGroot, CFA, President of the Trust, Principal, Chief Investment Officer and Co-Portfolio Manager	2018

	Jack Chee, Principal, Senior Research Analyst and Co-Portfolio Manager	2018

	Jason Steuerwalt, CFA, Principal, Senior Research Analyst and Co-Portfolio Manager	2018

SUB-ADVISOR	PORTFOLIO MANAGER

Brown Brothers Harriman & Co.	Andrew P. Hofer, Managing Director, Portfolio Manager and Head of Taxable Portfolio Management	2018

	Neil Hohmann, Managing Director, Head of Structured Products and Portfolio Manager	2018

	Paul Kunz, CFA, Managing Director, Head of Corporate Credit and Portfolio Manager	2018

Guggenheim Partners Investment Management, LLC	Scott Minerd, Chairman of Investments, Global Chief Investment Officer, Managing Partner and Portfolio Manager	2018

	Anne Walsh, CFA, Chief Investment Officer – Fixed Income, Managing Partner, Senior Managing Director and Portfolio Manager	2018

	Steven Brown, CFA, Assistant Chief Investment Officer, Senior Managing Director and Portfolio Manager	2018

	Adam Bloch, Managing Director and Portfolio Manager	2018

Neuberger Berman Investment Advisers LLC	Derek Devens, CFA, Managing Director and Senior Portfolio Manager	2018

	Rory Ewing, Senior Vice President and Portfolio Manager	2021

	Eric Zhou, Senior Vice President and Portfolio Manager	2022

For important information about the purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to the “Summary of Other Important Information Regarding the Funds” section on page 39 of this Prospectus.

26	Litman Gregory Funds Trust

iMGP SBH Focused Small Value Fund

Summary Section

Investment Objective

The iMGP SBH Focused Small Value Fund (the “SBH Focused Small Value Fund”) seeks long-term growth of capital; that is, the increase in the value of your investment over the long term.

Fees and Expenses of the SBH Focused Small Value Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the SBH Focused Small Value Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)

Institutional Class
None

Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Institutional Class
Management Fees	1.00%
Distribution and or Service (12b-1) Fees	None
Other Expenses	0.48%

Total Annual Fund Operating Expenses	1.48%
Fee Waiver and/or Expense Reimbursement(1)	(0.33)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	1.15%

(1)

iM Global Partner Fund Management, LLC, (formerly, Litman Gregory Fund Advisors, LLC) (“iM Global” or the “Advisor”), the advisor to the SBH Focused Small Value Fund, has contractually agreed to limit the SBH Focused Small Value Fund’s operating expenses (excluding any taxes, interest, brokerage commissions, borrowing costs, dividend expenses, acquired fund fees and expenses and extraordinary expenses) through April 30, 2023 to an annual rate of 1.15% for the Institutional Class (the “Operating Expense Limitation”). This agreement may be renewed for additional periods not exceeding one (1) year and may be terminated by the Board of Trustees (the “Board”) of Litman Gregory Funds Trust (the “Trust”) upon sixty (60) days’ written notice to iM Global. iM Global may also decline to renew this agreement by written notice to the Trust at least thirty (30) days before the renewal date. Any fee waiver or expense reimbursement made by iM Global pursuant to this agreement is subject to the repayment by the SBH Focused Small Value Fund only within three (3) years of the date such amounts were waived or reimbursed, provided that the repayment does not cause the SBH Focused Small Value Fund’s annual expense ratio to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of repayment, and the repayment is approved by the Board.

Example

This example is intended to help you compare the cost of investing in the SBH Focused Small Value Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the SBH Focused Small Value Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the SBH Focused Small Value Fund’s operating expenses remain the same. The cost for the SBH Focused Small Value Fund reflects the net expenses of the Fund that result from the contractual expense limitation in the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Institutional Class	$117	$424	$766	$1,730

Portfolio Turnover

The SBH Focused Small Value Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the SBH Focused Small Value Fund are held in a taxable account as compared to shares in investment companies that hold investments for a longer period. These costs, which are not reflected in annual fund operating expenses or in the example, affect the SBH Focused Small Value Fund’s performance. During the most recent fiscal year, the SBH Focused Small Value Fund’s portfolio turnover rate was 45.15%.

Principal Strategies

The SBH Focused Small Value Fund invests in the securities of smaller companies that the sub-advisor to the Fund (the “manager” or “sub-advisor”) believes have strong appreciation potential. Under normal market conditions, the SBH Focused Small Value Fund’s portfolio is typically composed of between 20 and 40 stocks. Under normal market conditions, the SBH Focused Small Value Fund invests at least 80% of its net assets, in securities of small-sized U.S. value companies, as measured by market capitalization at the time of acquisition. Concentration of investments in certain sectors – including, but not limited to, the financial, industrial and technology sectors – may occur from time to time as a result of the implementation of the SBH Focused Small Value Fund’s investment strategy by the manager.

The manager may invest up to 15% of the SBH Focused Small Value Fund’s net assets in the securities of foreign companies, including those located in emerging markets. iM Global defines an emerging market country as any country that is included in the MSCI Emerging Markets Index.

By executing its investment strategy, the SBH Focused Small Value Fund seeks to:

•	leverage the efforts of an experienced, high quality manager;

•	access the favorite stock-picking ideas of the manager at any point in time; and

•	deliver a portfolio that is prudently diversified in terms of stocks (typically 20 to 40) and industries while still allowing the manager to focus on only its favorite stocks.

iM Global defines a “small company” as one whose market capitalization falls below the market capitalization of the largest company in the Russell 2000® Index, which, as of February 28, 2022, was $11.969 billion. The Russell 2000® Index measures the performance of 2,000 small-sized companies with market capitalizations averaging $3.253 billion as of February 28, 2022.

Fund Summary	27

iMGP SBH Focused Small Value Fund — (Continued)

Value stocks are those that are believed to be undervalued in comparison to their peers due to adverse business developments or other factors. Value companies include, but are not limited to, those companies in the Russell 2000® Value Index.

Generally, a security may be sold: (1) if the manager believes the security’s market price exceeds the manager’s estimate of intrinsic value; (2) if the manager’s view of the business fundamentals or management of the underlying company changes; (3) if a more attractive investment opportunity is found; (4) if general market conditions trigger a change in the manager’s assessment criteria; or (5) for other portfolio management reasons. The SBH Focused Small Value Fund’s investment manager may trade its portfolio frequently.

Principal Risks

Investment in stocks exposes shareholders of the SBH Focused Small Value Fund to the risk of losing money if the value of the stocks held by the Fund declines during the period an investor owns shares in the Fund. The following risks could affect the value of your investment. Each risk summarized below is considered a “principal risk” of investing in the SBH Focused Small Value Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the SBH Focused Small Value Fund’s net asset value per share, total return and/or ability to meet its objective.

•	Smaller Companies Risk. The Fund may invest a portion of its assets in the securities of small- and, at times, mid-sized companies. Securities of small-cap companies are generally more volatile and less liquid than the securities of large-cap companies. This is because small companies may be more reliant on a few products, services or key personnel, which can make it riskier than investing in larger companies with more diverse product lines and structured management.

•	Market Risk. As with all mutual funds that invest in common stocks, the value of an individual’s investment will fluctuate daily in response to the performance of the individual stocks held in the Fund. The stock market has been subject to significant volatility recently, which has increased the risks associated with an investment in the Fund.

•	Value Stock Risk. Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of the manager, undervalued. The value of a security believed by the manager to be undervalued may never reach what is believed to be its full (intrinsic) value, or such security’s value may decrease.

•	Equity Securities Risk. This is the risk that the value of equity securities may fluctuate, sometimes rapidly and unpredictably, due to factors affecting the general market, an entire industry or sector, or particular companies. These factors include, without limitation, adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment; increases in production costs; and significant management decisions. This risk is greater for small- and medium-sized companies, which tend to be more vulnerable to adverse developments than larger companies.
•	Public Health Emergency Risk. This is the risk that pandemics and other public health emergencies, including outbreaks of infectious diseases such as the current outbreak of the novel coronavirus (“COVID-19”), can result, and in the case of COVID-19 is has resulted and may continue to result, in market volatility and disruption, and materially and adversely impact economic conditions in ways that cannot be predicted, all of which could result in substantial investment losses. Containment efforts and related restrictive actions by governments and businesses have significantly diminished and disrupted global economic activity across many industries. Less developed countries and their health systems may be more vulnerable to these impacts. The ultimate impact of COVID-19, including new variants of the underlying virus, or other health emergencies on global economic conditions and businesses is impossible to predict accurately. Ongoing and potential additional material adverse economic effects of indeterminate duration and severity are possible. The resulting adverse impact on the value of an investment in the Fund could be significant and prolonged. Other public health emergencies that may arise in the future could have similar or other unforeseen effects.

•	Large Shareholder Purchase and Redemption Risk. The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell its securities at times when it would not otherwise do so, which may negatively impact the Fund’s net asset value and liquidity. Similarly, large share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

•	Sector Weightings Risk. To the extent that the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single sector. By focusing its investments in a particular sector, the Fund may face more risks than if it were diversified broadly over numerous sectors.

¡	Financial Sector Risk. The Fund may invest a portion of its assets in the financial services sector and, therefore, the performance of the Fund could be negatively impacted by events affecting this sector, including changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt and the availability and cost of capital.

¡	Industrial Sector Risk. The Fund may invest a portion of its assets in the industrial sector. Companies in the industrial sector could be affected by, among other things, government regulation, world events and global economic conditions, insurance costs, and labor relations issues.

¡

Technology Sector Risk. The Fund may invest a portion of its assets in the technology sector, which is a highly volatile segment of the market. The nature of technology is that it is rapidly changing. Therefore, products or services that may

28	Litman Gregory Funds Trust

initially look promising may subsequently fail or become obsolete. In addition, many technology companies are younger, smaller and unseasoned companies which may not have established products, an experienced management team, or earnings history.

•	Investment Selection Risk. The specific investments held in the Fund’s investment portfolio may underperform other funds in the same asset class or benchmarks that are representative of the general performance of the asset class because of a portfolio manager’s choice of securities.

•	Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

•	Operational Risk. Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes. Various operational events or circumstances are outside the Advisor’s or sub-advisor’s control, including instances at third parties. The Fund, the Advisor and the sub-advisor seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Performance

The following performance information provides some indication of the risks of investing in the SBH Focused Small Value Fund. The bar chart shows changes in the performance of the SBH Focused Small Value Fund’s Institutional Class shares from year to year. The table below shows how the SBH Focused Small Value Fund’s average annual total returns of the Institutional Class for the 1-year and since inception periods compare to those of a broad-based market index and an index of peer group mutual funds. Past performance, before and after taxes, does not necessarily indicate how the SBH Focused Small Value Fund will perform in the future. Updated performance information is available on the SBH Focused Small Value Fund’s website at www.imgpfunds.com.

SBH Focused Small Value Fund

Institutional Class Calendar Year Total Returns

as of December 31

During the period shown above, the highest and lowest quarterly returns earned by the SBH Focused Small Value Fund were:

Highest:	17.55%	Quarter ended March 31, 2021
Lowest:	-2.57%	Quarter ended September 30, 2021

Average Annual Total Returns (for the periods ended December 31, 2021)
	One Year	Since Fund Inception (7/31/2020)
SBH Focused Small Value Fund
Institutional Class
Return Before Taxes	19.66%	34.30%
Return After Taxes on Distributions	18.76%	33.58%
Return After Taxes on Distributions and Sale of Fund Shares	11.83%	26.28%
Russell 2000 Value Index
(reflects no deduction for fees, expenses or taxes)	28.27%	46.51%
Morningstar US Small Value Category
(reflects no deduction for fees, expenses or taxes)	31.81%	47.29%

Management

INVESTMENT ADVISOR	PORTFOLIO MANAGER	MANAGED THE SBH FOCUSED SMALL VALUE FUND SINCE:

iM Global Partner Fund Management, LLC	Jack Chee, Principal, Senior Research Analyst and Co-Portfolio Manager	2020

	Jeremy DeGroot, CFA, President of the Trust, Principal, Chief Investment Officer and Co-Portfolio Manager	2020

SUB-ADVISOR	PORTFOLIO MANAGER

Segall Bryant & Hamill, LLC	Mark T. Dickherber, CFA, CPA, Senior Portfolio Manager	2020

	Shaun P. Nicholson, Senior Portfolio Manager	2020

For important information about the purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to the “Summary of Other Important Information Regarding the Funds” section on page 39 of this Prospectus.

Fund Summary	29

iMGP Oldfield International Value Fund

Summary Section

Investment Objective

The iMGP Oldfield International Value Fund (the “Oldfield International Value Fund”) seeks long-term growth of capital; that is, the increase in the value of your investment over the long term.

Fees and Expenses of the Oldfield International Value Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Oldfield International Value Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)

Institutional Class
None

Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Institutional Class
Management Fees	0.70%
Distribution and or Service (12b-1) Fees	None
Other Expenses	0.82%

Total Annual Fund Operating Expenses	1.52%
Fee Waiver and/or Expense Reimbursement(1)	(0.58)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	0.94%

(1)

iM Global Partner Fund Management, LLC (formerly, Litman Gregory Fund Advisors, LLC) (“iM Global” or the “Advisor”), the advisor to the Oldfield International Value Fund, has contractually agreed to limit the Oldfield International Value Fund’s operating expenses (excluding any taxes, interest, brokerage commissions, borrowing costs, dividend expenses, acquired fund fees and expenses and extraordinary expenses) through April 30, 2023 to an annual rate of 0.94% for the Institutional Class (the “Operating Expense Limitation”). This agreement may be renewed for additional periods not exceeding one (1) year and may be terminated by the Board of Trustees (the “Board”) of Litman Gregory Funds Trust (the “Trust”) upon sixty (60) days’ written notice to iM Global. iM Global may also decline to renew this agreement by written notice to the Trust at least thirty (30) days before the renewal date. Any fee waiver or expense reimbursement made by iM Global pursuant to this agreement is subject to the repayment by the Oldfield International Value Fund only within three (3) years of the date such amounts were waived or reimbursed, provided that the repayment does not cause the Oldfield International Value Fund’s annual expense ratio to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of repayment, and the repayment is approved by the Board.

Example

This example is intended to help you compare the cost of investing in the Oldfield International Value Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Oldfield International Value Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Oldfield International Value Fund’s operating expenses remain the same. The cost for the Oldfield International Value Fund reflects the net expenses of the Oldfield International Value Fund that result from the contractual expense limitation in the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Institutional Class	$96	$404	$755	$1,746

Portfolio Turnover

The Oldfield International Value Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Oldfield International Value Fund are held in a taxable account as compared to shares in investment companies that hold investments for a longer period. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Oldfield International Value Fund’s performance. During the most recent fiscal year, the Oldfield International Value Fund’s portfolio turnover rate was 16.31%.

Principal Strategies

The Oldfield International Value Fund invests in the securities of companies with market capitalization of $10 billion or greater that the subadvisor to the Fund (the “manager” or “sub-advisor”) believes have strong appreciation potential. Under normal market conditions, the Oldfield International Value Fund’s portfolio is typically composed of between 25 to 30 stocks. Under normal market conditions, the Oldfield International Value Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of value companies domiciled outside the United States, or having the majority of their assets located in or deriving a majority of their operating income from countries outside the United States, mostly mid- to large-sized companies (i.e., companies with a market capitalization of greater than $10 billion at the time of acquisition), including companies located in emerging markets. Investments in companies located in emerging market countries are expected to be 20% or less of the Oldfield International Value Fund’s net assets. Value stocks are those that are believed to be undervalued in comparison to their peers due to temporary adverse market or industry or business developments that result in a stock trading at a discount to estimated long-term intrinsic value, which is determined by the sub-advisor and measured using traditional financial metrics such as low price-to-earnings, price-to-cash-flow, and/or price-to-book ratios. iM Global defines an emerging market country as any country that is included in the MSCI Emerging Markets Index. Concentration of investments in certain sectors – including, but not limited to, the consumer discretionary, financial, healthcare and industrial sectors – may occur from time to time as a result of the implementation of the Oldfield International Value Fund’s investment strategy by the manager.

By executing its investment strategy, the Oldfield International Value Fund seeks to:

•	leverage the efforts of an experienced, high quality manager;

•	access the highest-conviction ideas of the manager at any point in time; and

30	Litman Gregory Funds Trust

•	deliver a portfolio that is prudently diversified in terms of stocks (typically 25 to 30) and industries and countries while still allowing the manager to focus on only its favorite stocks.

Generally, a security may be sold: (1) if the manager believes the security’s market price exceeds the manager’s estimate of intrinsic value; (2) if the manager’s view of the business fundamentals or management of the underlying company changes; (3) if a more attractive investment opportunity is found; (4) if general market conditions trigger a change in the manager’s assessment criteria; or (5) for other portfolio management reasons. The Oldfield International Value Fund’s investment manager may trade its portfolio frequently.

Principal Risks

Investment in stocks exposes shareholders of the Oldfield International Value Fund to the risk of losing money if the value of the stocks held by the Fund declines during the period an investor owns shares in the Fund. The following risks could affect the value of your investment. Each risk summarized below is considered a “principal risk” of investing in the Oldfield International Value Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Oldfield International Value Fund’s net asset value per share, total return and/or ability to meet its objective.

•	Foreign Investment Risk. This is the risk that an investment in foreign (non-U.S.) securities may cause the Fund to experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to , among other factors, less publicly available information, less stringent and less uniform accounting, auditing and financial reporting standards, less liquid and more volatile markets, higher transaction and custody costs, additional taxes, less investor protection, delayed or less frequent settlement, political or social instability, civil unrest, acts of terrorism, regional economic volatility, and the imposition of sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and/or other governments..

•	Country/Regional Risk. This is the risk that world events – such as political upheaval, financial troubles, or natural disasters – will adversely affect the value of securities issued by companies in foreign countries or regions. Because the Fund may invest a large portion of its assets in securities of companies located in any one country or region, including emerging markets, the Fund’s performance may be hurt disproportionately by the poor performance of its investments in that area. Country/regional risk is heightened in emerging markets.

•	Risks Associated with Europe. The Fund may invest a significant portion of its assets in issuers based in Western Europe and the United Kingdom (“UK”). The economies of countries in Europe are often closely connected and interdependent, and events in one country in Europe can have an adverse impact on other European countries. Efforts by the member countries of the European Union (“EU”) to continue to unify their economic and monetary policies may increase the potential for similarities in the movements of European markets and reduce the potential investment benefits of diversification within the region. However, the substance of these policies may not address the needs of all European economies. European financial markets have in recent years experienced increased volatility due to concerns with some countries’ high levels of sovereign debt, budget deficits and unemployment. Markets have also been affected by the decision by the UK to withdraw from the EU (an event commonly known as “Brexit”). There is uncertainty surrounding the ultimate impact of Brexit on the UK, the EU and the broader global economy. An exit by any member countries from the EU or the Economic and Monetary Union of the EU, or even the prospect of such an exit, could lead to increased volatility in European markets and negatively affect investments both in issuers in the exiting country and throughout Europe.

•	Risks Associated with Japan. The Fund may invest a significant portion of its assets in issuers based in Japan. Investments in Japanese issuers may be subject to political, economic, nuclear and labor risks, among others. Any of these risks, individually or in the aggregate, can impact an investment made in Japan. The growth of Japan’s economy has recently lagged that of its Asian neighbors and other major developed economies. Since 2000, Japan’s economic growth rate has generally remained low relative to other advanced economies, and it may remain low in the future. The Japanese economy faces several concerns, any of which could negatively affect the value of Japanese investments.

•	Value Stock Risk. Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of the manager, undervalued. The value of a security believed by the manager to be undervalued may never reach what is believed to be its full (intrinsic) value.

•	Emerging Markets Risk. This is the risk that the value of the Fund’s emerging markets investments will decline due to the greater degree of economic, political and social instability of emerging or developing countries as compared to developed countries. Investments in emerging market countries are subject to substantial risks due to, among other factors, different accounting standards and thinner trading markets as compared to those in developed countries; less publicly available and reliable information about issuers as compared to developed markets; the possibility of currency transfer restrictions; and the risk of expropriation, nationalization or other adverse political, economic or social developments.

•	Currency Risk. This is the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

•

Market Risk. As with all mutual funds that invest in common stocks, the value of an individual’s investment will fluctuate daily in response to the performance of the individual stocks held in the Fund. The stock market has been subject to

Fund Summary	31

iMGP Oldfield International Value Fund — (Continued)

significant volatility recently, which has increased the risks associated with an investment in the Fund.

•	Public Health Emergency Risk. This is the risk that pandemics and other public health emergencies, including outbreaks of infectious diseases such as the current outbreak of the novel coronavirus (“COVID-19”), can result, and in the case of COVID-19 has resulted and may continue to result, in market volatility and disruption, and materially and adversely impact economic conditions in ways that cannot be predicted, all of which could result in substantial investment losses. The ultimate impact of COVID-19, including new variants of the underlying virus, or other health emergencies on global economic conditions and businesses is impossible to predict accurately. Ongoing and potential additional material adverse economic effects of indeterminate duration and severity are possible. The resulting adverse impact on the value of an investment in the Fund could be significant and prolonged. Other public health emergencies that may arise in the future could have similar or other unforeseen effects.

•	Equity Securities Risk. This is the risk that the value of equity securities may fluctuate, sometimes rapidly and unpredictably, due to factors affecting the general market, an entire industry or sector, or particular companies. These factors include, without limitation, adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment; increases in production costs; and significant management decisions. This risk is greater for small- and medium-sized companies, which tend to be more vulnerable to adverse developments than larger companies.

•	Large Shareholder Purchase and Redemption Risk. The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell its securities at times when it would not otherwise do so, which may negatively impact the Fund’s net asset value and liquidity. Similarly, large share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

•	Mid-Sized Companies Risk. The Fund may invest a portion of its assets in the securities of mid-sized companies. Securities of these companies are generally more volatile and less liquid than the securities of large-cap companies. This is because mid-cap companies may be more reliant on a few products, services or key personnel than large-cap companies, which can make it riskier than investing in larger companies with more diverse product lines and structured management.

•	Sector Weightings Risk. To the extent that the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single sector. By focusing its investments in a particular sector, the Fund may face more risks than if it were diversified broadly over numerous sectors.
¡	Consumer Discretionary Sector Risk. The Fund may invest a portion of its assets in the consumer discretionary sector. The success of consumer product manufacturers and retailers is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products and services in the marketplace.

¡	Financial Sector Risk. The Fund may invest a portion of its assets in the financial services sector and, therefore, the performance of the Fund could be negatively impacted by events affecting this sector, including changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt and the availability and cost of capital.

¡	Healthcare Sector Risk. The Fund may invest a portion of its assets in the healthcare sector. The profitability of companies in the healthcare sector may be adversely affected by government regulations and government healthcare programs, increases or decreases in the cost of medical products and services and product liability claims, among other factors. Many healthcare companies are heavily dependent on patent protection, and the expiration of a company’s patent may adversely affect that company’s profitability. Healthcare companies are subject to competitive forces that may result in price discounting, and may be thinly capitalized and susceptible to product obsolescence.

¡	Industrial Sector Risk. The Fund may invest a portion of its assets in the industrial sector. Companies in the industrial sector could be affected by, among other things, government regulation, world events and global economic conditions, insurance costs, and labor relations issues.

•	Investment Selection Risk. The specific investments held in the Fund’s investment portfolio may underperform other funds in the same asset class or benchmarks that are representative of the general performance of the asset class because of a portfolio manager’s choice of securities.

•	Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

•

Operational Risk. Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes. Various operational events or circumstances are outside the Advisor’s or sub-advisor’s control, including instances at third parties. The Fund, the Advisor and the sub-advisor seek to reduce these

32	Litman Gregory Funds Trust

operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Performance

The following performance information provides some indication of the risks of investing in the Oldfield International Value Fund. The bar chart shows changes in the performance of the Oldfield International Value Fund’s Institutional Class shares from year to year. The table below shows how the Oldfield International Value Fund’s average annual total returns of the Institutional Class for the 1-year and since inception periods compare to those of two broad-based market indexes and an index of peer group mutual funds. Past performance, before and after taxes, does not necessarily indicate how the Oldfield International Value Fund will perform in the future. Updated performance information is available on the Oldfield International Value Fund’s website at www.imgpfunds.com.

Oldfield International Value Fund

Institutional Class Calendar Year Total Returns

as of December 31

During the period shown above, the highest and lowest quarterly returns earned by the Oldfield International Value Fund were:

Highest:	10.85%	Quarter ended March 31, 2021
Lowest:	-2.11%	Quarter ended September 30, 2021

Average Annual Total Returns (for the periods ended December 31, 2021)
	One Year	Since Fund Inception (11/30/2020)
Oldfield International Value Fund
Institutional Class
Return Before Taxes	13.21%	18.25%
Return After Taxes on Distributions	12.66%	17.72%
Return After Taxes on Distributions and Sale of Fund Shares	8.55%	14.11%
MSCI EAFE Value Index
(reflects no deduction for fees, expenses or taxes)	10.89%	15.80%
MSCI EAFE Index
(reflects no deduction for fees, expenses or taxes)	11.26%	16.44%
Morningstar Foreign Large Value Category
(reflects no deduction for fees, expenses or taxes)	11.82%	17.61%

Management

INVESTMENT ADVISOR	PORTFOLIO MANAGER	MANAGED THE OLDFIELD INTERNATIONAL VALUE FUND SINCE:

iM Global Partner Fund Management, LLC	Jeremy DeGroot, CFA, President of the Trust, Principal, Chief Investment Officer and Co-Portfolio Manager	2020

	Kiko Vallarta, CFA, Senior Research Analyst and Co-Portfolio Manager	2022
SUB-ADVISOR	PORTFOLIO MANAGER	MANAGED THE OLDFIELD INTERNATIONAL VALUE FUND SINCE:

Oldfield Partners LLP	Nigel Waller, Chief Investment Officer, Co-Portfolio Manager	2020

	Andrew Goodwin, Partner, Co-Portfolio Manager	2020

For important information about the purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to the “Summary of Other Important Information Regarding the Funds” section on page 39 of this Prospectus.

Fund Summary	33

iMGP Dolan McEniry Corporate Bond Fund

Summary Section

Investment Objective

The iMGP Dolan McEniry Corporate Bond Fund (the “Dolan McEniry Corporate Bond Fund”) seeks to provide investors with total return, with a secondary investment objective of preserving capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Dolan McEniry Corporate Bond Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)

Institutional Class	Investor Class
None	None

Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Investor Class
Management Fees	0.50%	0.50%
Distribution and/or Service (12b-1) Fees	None	0.25%
Shareholder Servicing Fee	None	0.10%
Other Expenses	0.46%	0.46%

Total Annual Fund Operating Expenses	0.96%	1.31%
Less Fee Waiver and/or Expense Reimbursement(1)	(0.26)%	(0.26)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	0.70%	1.05%

(1)

Pursuant to a contractual operating expense limitation between iM Global Partner Fund Management, LLC (formerly, Litman Gregory Fund Advisors, LLC) (“iM Global” or the “Advisor”), the advisor to the Dolan McEniry Corporate Bond Fund, and the Dolan McEniry Corporate Bond Fund, iM Global has agreed to waive its management fees and/or reimburse the Dolan McEniry Corporate Bond Fund to ensure that the Total Annual Fund Operating Expenses (excluding any front-end or contingent deferred loads, Rule 12b-1 plan fees, shareholder servicing plan fees, taxes, leverage (i.e., any expenses incurred in connection with borrowings made by the Fund), interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transactional expenses incurred in connection with any merger or reorganization, dividends or interest on short positions, acquired fund fees and expenses or extraordinary expenses such as litigation (collectively, “Excludable Expenses”)) do not exceed 0.70% and 1.05% of the Dolan McEniry Corporate Bond Fund’s average daily net assets through April 30, 2023 for the Institutional Class shares and the Investor Class shares, respectively. To the extent the Dolan McEniry Corporate Bond Fund incurs Excludable Expenses, Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement will exceed 0.70% and 1.05%, respectively. This agreement may be renewed for additional periods of one (1) year and may be terminated by the Board of Trustees (the “Board”) of Litman Gregory Funds Trust (the “Trust”) upon sixty (60) days’ written notice to iM Global. iM Global may also decline to renew this agreement by written notice to the Trust at least thirty (30) days before the renewal date. iM Global may request recoupment of previously waived fees and paid expenses from the Dolan McEniry Corporate Bond Fund for up to three years from the date such fees and expenses were waived or paid, if such reimbursement will not cause the Dolan McEniry Corporate Bond Fund’s total expense ratio to exceed the lesser of: (1) the expense limitation in place at the time of the waiver and/or expense payment; or (2) the expense limitation in place at the time of the recoupment.

Example

This example is intended to help you compare the cost of investing in the Dolan McEniry Corporate Bond Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Dolan McEniry Corporate Bond Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Dolan McEniry Corporate Bond Fund’s operating expenses remain the same. The cost for the Dolan McEniry Corporate Bond Fund reflects the net expenses of the Fund that result from the contractual expense limitation in the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Institutional Class	$72	$271	$497	$1,146
Investor Class	$107	$381	$685	$1,548

Portfolio Turnover

The Dolan McEniry Corporate Bond Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Dolan McEniry Corporate Bond Fund are held in a taxable account as compared to shares in investment companies that hold investments for a longer period. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Dolan McEniry Corporate Bond Fund’s performance. During the fiscal year ended December 31, 2021, the Dolan McEniry Corporate Bond Fund’s portfolio turnover rate was 32.65% of the average value of its portfolio.

Principal Strategies

The Dolan McEniry Corporate Bond Fund invests in a diversified portfolio of corporate investment grade bonds, corporate high yield bonds, and U.S. Government and Treasury securities maturing within 10 years or less. All securities will be U.S. dollar denominated, although they may be issued by a foreign corporation or a U.S. affiliate of a foreign corporation. Under normal market conditions, the Dolan McEniry Corporate Bond Fund will invest at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in corporate bonds. In addition to investments in corporate bonds issued by U.S. issuers, the Dolan McEniry Corporate Bond Fund may invest in corporate bonds issued by foreign corporations. With respect to the Dolan McEniry Corporate Bond Fund’s net assets allocated to investments in corporate bonds, the Dolan McEniry Corporate Bond Fund invests approximately 75% in corporate bonds that are determined by the Dolan McEniry Corporate Bond Fund’s sub-advisor (the “manager” or “sub-advisor”), to be investment grade, and approximately 25% in high yield bonds (also known as “junk bonds”). The Dolan McEniry Corporate Bond Fund’s investments in investment grade corporate bonds will be rated investment grade (BBB- by Standard & Poor’s or equivalent) by at least one major credit rating agency identified as a nationally recognized statistical rating organization (“NRSRO”), or if unrated, determined to be of comparable quality by the sub-advisor. The Dolan McEniry Corporate Bond Fund may invest up to 20% of its net assets in U.S. Government and Treasury securities. The Dolan McEniry Corporate Bond Fund will not make any change in its investment policy of investing at least 80% of its net assets in corporate bonds without first providing shareholders with at least 60 days’ prior written notice.

34	Litman Gregory Funds Trust

The sub-advisor anticipates that the Dolan McEniry Corporate Bond Fund’s duration will reflect that of the Bloomberg U.S. Intermediate Credit Index, plus or minus 50%. For example, if the duration of the Bloomberg U.S. Intermediate Credit Index is 5 years, the Dolan McEniry Corporate Bond Fund’s duration may be 2.5–7.5 years. As of March 31, 2022, the duration of the Bloomberg U.S. Intermediate Credit Index was 4.32 years. Duration measures a bond or fund’s sensitivity to interest rate or other changes (such as changes in a bond’s yield) and is expressed as a number of years. The higher the number, the greater the risk. Under normal circumstances, for example, if a portfolio has a duration of five years, its value will change by 5% if yields change by 1%. Shorter duration bonds generally result in lower expected volatility.

The Dolan McEniry Corporate Bond Fund’s investment universe consists of corporate investment grade bonds, high yield bonds, and U.S. Government and Treasury securities maturing within 10 years or less. When making decisions to buy or sell an investment for the Dolan McEniry Corporate Bond Fund, the sub-advisor utilizes bottom-up investment analysis which focuses on credit analysis and selection of undervalued bonds. The sub-advisor analyzes companies’ financial statements and creates financial models to assess trends in revenue, margins, earnings, cash earnings, investments in working capital and fixed assets, debt levels and cash balances, and other items, ranking each company by risk and return. The Sub-Advisor then applies qualitative diligence reviews of each company, taking into consideration pricing, liquidity, event risk and duration to select specific investments for the Dolan McEniry Corporate Bond Fund’s portfolio. The sub-advisor’s investment process is designed to identify undervalued corporate bonds—those that trade at wide spreads to U.S. Treasury securities yet are issued by companies that, in the sub-advisor’s assessment, generate sufficient cash flow to meet their debt obligations. The sub-advisor ranks securities with equal weighting given to risk (cash flow coverage of debt obligations) and return (spread to U.S. Treasuries). The process identifies what the sub-advisor deems to be the most undervalued bonds. The sub-advisor will consider selling a security if the company’s fundamentals deteriorate to an unacceptable degree according to the sub-advisor’s free cash flow credit analysis; the security has appreciated in price to a level that makes it no longer attractive in the sub-advisor’s ranking system; or if the sub-advisor identifies a more attractive investment opportunity. Concentration of investments in certain sectors – including, but not limited to, the communications services, consumer staples, industrial and technology sectors – may occur from time to time as a result of the implementation of the Dolan McEniry Corporate Bond Fund’s investment strategy by the manager.

Principal Risks

As with all mutual funds, it is possible to lose money on an investment in the Dolan McEniry Corporate Bond Fund. An investment in the Dolan McEniry Corporate Bond Fund is not a deposit of any bank and is not guaranteed, endorsed or insured by any financial institution, government authority or the Federal Deposit Insurance Corporation (FDIC). The following risks could affect the value of your investment. Each risk summarized below is considered a “principal risk” of investing in the Dolan McEniry Corporate Bond Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Dolan McEniry Corporate Bond Fund’s net asset value per share (“NAV”), total return and/or ability to meet its objective.

•	Corporate Debt Obligations Risk. Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations. Therefore, the Fund may be indirectly exposed to such risks associated with corporate debt obligations.

•	Market Risk. The value of the Fund’s shares will fluctuate based on the performance of the Fund’s investments and other factors affecting the securities markets generally. Certain investments selected for the Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time. The value of the Fund’s investments may go up or down, sometimes dramatically and unpredictably, based on current market conditions, such as real or perceived adverse political or economic conditions, inflation, changes in interest rates, lack of liquidity in the fixed income markets or adverse investor sentiment.

•	Public Health Emergency Risk. This is the risk that pandemics and other public health emergencies, including outbreaks of infectious diseases such as the current outbreak of the novel coronavirus (“COVID-19”), can result, and in the case of COVID-19 has resulted and may continue to result, in market volatility and disruption, and materially and adversely impact economic conditions in ways that cannot be predicted, all of which could result in substantial investment losses. The ultimate impact of COVID-19, including new variants of the underlying virus, or other health emergencies on global economic conditions and businesses is impossible to predict accurately. Ongoing and potential additional material adverse economic effects of indeterminate duration and severity are possible. The resulting adverse impact on the value of an investment in the Fund could be significant and prolonged. Other public health emergencies that may arise in the future could have similar or other unforeseen effects.

•	Fixed Income Securities Risk. Interest rates may go up resulting in a decrease in value of the securities held by the Fund. Fixed income securities held by the Fund are also subject to interest rate risk, credit risk, call risk and liquidity risk, which are more fully described below.

¡	Credit Risk. Credit risk is the risk that an issuer will not make timely payments of principal and interest. A credit rating assigned to a particular debt security is essentially an opinion as to the credit quality of an issuer and may prove to be inaccurate. There is also the risk that a bond issuer may “call,” or repay, its high yielding bonds before their maturity dates.

¡

Interest Rate Risk. Interest rates may go up resulting in a decrease in the value of the securities held by the Fund. Interest rates have been historically low, so the Fund faces a heightened risk that interest rates may rise. Debt securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. A fund

Fund Summary	35

iMGP Dolan McEniry Corporate Bond Fund — (Continued)

with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

¡	Call Risk. During periods of declining interest rates, a bond issuer may “call” or repay its high yielding bonds before their maturity dates.

¡	Liquidity Risk. Certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. Trading opportunities are more limited for fixed income securities that have not received any credit ratings, have received ratings below investment grade or are not widely held. The values of these securities may fluctuate more sharply than those of other securities, and the Fund may experience some difficulty in closing out positions in these securities at prevailing market prices.

¡	Prepayment and Extension Risk. In times of declining interest rates, the Fund’s higher yielding securities will be prepaid, and the Fund will have to replace them with securities having a lower yield. Rising interest rates could extend the life of securities with lower payment rates. This is known as extension risk and may increase the Fund’s sensitivity to rising rates and its potential for price declines.

•	Below Investment-Grade Fixed Income Securities Risk. This is the risk of investing in below investment-grade fixed income securities (also known as “junk bonds”), which may be greater than that of higher rated fixed income securities. These securities are rated Ba1 through C by Moody’s Investors Service (“Moody’s”) or BB+ through D by Standard & Poor’s Rating Group (“S&P”) (or comparably rated by another nationally recognized statistical rating organization), or, if not rated by Moody’s or S&P, are considered by the sub-advisors to be of similar quality. These securities have greater risk of default than higher rated securities. The market value of these securities is more sensitive to corporate developments and economic conditions and can be volatile. Market conditions can diminish liquidity and make accurate valuations difficult to obtain. The Fund expects to invest approximately 25% of its total assets in below investment-grade fixed income securities.

•	Sector Weightings Risk. To the extent that the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single sector. By focusing its investments in a particular sector, the Fund may face more risks than if it were diversified broadly over numerous sectors.

¡	Communications Services Sector Risk. The Fund may invest a portion of its assets in the communications services sector. Media and communications companies may be significantly affected by product and service obsolescence due to technological advancement or development, competitive pressures, substantial capital requirements, fluctuating demand and changes in regulation.

¡	Consumer Staples Sector Risk. The Fund may invest a portion of its assets in the consumer staples sector. The success of companies in this sector may be affected by, among other things, marketing campaigns, changes in consumer demands, government regulations and changes in commodity prices.

¡	Industrial Sector Risk. The Fund may invest a portion of its assets in the industrial sector. Companies in the industrial sector could be affected by, among other things, government regulation, world events and global economic conditions, insurance costs, and labor relations issues.

¡	Technology Sector Risk. The Fund may invest a portion of its assets in the technology sector, which is a highly volatile segment of the market. The nature of technology is that it is rapidly changing. Therefore, products or services that may initially look promising may subsequently fail or become obsolete. In addition, many technology companies are younger, smaller and unseasoned companies which may not have established products, an experienced management team, or earnings history

•	U.S. Government and U.S. Agency Obligations Risk. Securities issued by U.S. Government agencies and instrumentalities have different levels of U.S. Government credit support. Some are backed by the full faith and credit of the U.S. Government, while others are supported by only the discretionary authority of the U.S. Government or only by the credit of the agency or instrumentality. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored instrumentalities because they are not obligated to do so by law. Guarantees of timely prepayment of principal and interest do not assure that the market prices and yields of the securities are guaranteed nor do they guarantee the NAV or performance of the Fund, which will vary with changes in interest rates, the sub-advisor’s performance and other market conditions.

•	Foreign Investment Risk. This is the risk that an investment in foreign (non-U.S.) securities may cause the Fund to experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to, among other factors, less publicly available information, less stringent and less uniform accounting, auditing and financial reporting standards, less liquid and more volatile markets, higher transaction and custody costs, additional taxes, less investor protection, delayed or less frequent settlement, political or social instability, civil unrest, acts of terrorism, regional economic volatility, and the imposition of sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and/or other governments.

•	Currency Risk. This is the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

•	Investment Selection Risk. The specific investments held in the Fund’s investment portfolio may underperform other funds in the same asset class or benchmarks that are representative of the general performance of the asset class because of a portfolio manager’s choice of securities.

36	Litman Gregory Funds Trust

•	Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

•	Operational Risk. Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes. Various operational events or circumstances are outside the Advisor’s or sub-advisor’s control, including instances at third parties. The Fund, the Advisor and the sub-advisor seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Performance

Simultaneous with the Dolan McEniry Corporate Bond Fund’s commencement of operation on September 20, 2021, the Dolan McEniry Corporate Bond Fund acquired the assets and assumed the liabilities of the iM Dolan McEniry Corporate Bond Fund, a series of Manager Directed Portfolios (the “Predecessor Fund”), in a reorganization (the “Reorganization”). The Dolan McEniry Corporate Bond Fund assumed the performance and accounting history of the Predecessor Fund on the date of the Reorganization. Performance prior to September 20, 2021 is that of the Predecessor Fund.

The following performance information provides some indication of the risks of investing in the Dolan McEniry Corporate Bond Fund. The bar chart shows changes in the performance of the Dolan McEniry Corporate Bond Fund’s Institutional Class shares from year to year. The table below shows how the Dolan McEniry Corporate Bond Fund’s average annual total returns of the Institutional Class for the 1-year and since inception periods compare to those of a broad-based market index and a secondary market index. Past performance, before and after taxes, does not necessarily indicate how the Dolan McEniry Corporate Bond Fund will perform in the future. Updated performance information is available on the Dolan McEniry Corporate Bond Fund’s website at www.imgpfunds.com.

Dolan McEniry Corporate Bond Fund

Institutional Class Calendar Year Total Returns

as of December 31

During the period shown above, the highest and lowest quarterly returns earned by the Fund were:

Highest:	7.70%	Quarter ended June 30, 2020
Lowest:	-5.56%	Quarter ended March 31, 2020

Average Annual Total Returns (for the periods ended December 31, 2021)
	One Year	Since Fund Inception (5/17/2019)
Dolan McEniry Corporate Bond Fund
Institutional Class*
Return Before Taxes	-0.86%	4.51%
Return After Taxes on Distributions	-1.60%	3.44%
Return After Taxes on Distributions and Sale of Fund Shares	-0.48%	3.01%
Investor Class*
Return Before Taxes	-1.21%	3.34%
Bloomberg U.S. Intermediate Credit Index
(reflects no deduction for fees, expenses or taxes)	-1.03%	4.92%
Bloomberg U.S. Aggregate Bond Index
(reflects no deduction for fees, expenses or taxes)	-1.54%	4.93%

*	Returns of the Institutional Class and Investor Class are those of the Institutional Class and Advisor Class of the Predecessor Fund, respectively, for periods prior to September 20, 2021.

The Dolan McEniry Corporate Bond Fund’s after-tax returns as shown in the above table are calculated using the historical highest applicable individual federal marginal income tax rates for the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your tax situation and may differ from those shown. If you own shares of the Dolan McEniry Corporate Bond Fund in a tax-deferred account, such as a 401(k) plan or an individual retirement account, after-tax returns shown are not relevant to your investment. The after-tax returns on distributions and sale of Fund shares may be higher than returns before taxes due to the effect of a tax benefit an investor may receive from the realization of capital losses that would have been incurred on the sale of Fund shares.

Fund Summary	37

iMGP Dolan McEniry Corporate Bond Fund — (Continued)

Management

SUB-ADVISOR	PORTFOLIO MANAGER	MANAGED THE FUND SINCE:

Dolan McEniry Capital Management, LLC	Daniel D. Dolan, Jr., Managing Member, Portfolio Management and Security Selection	2018

	Roger S. McEniry, Managing Member, Portfolio Management and Security Selection	2018

	Stephen M. Schubert, Managing Director, Portfolio Management and Trading	2018

	C. Schaffer Degen, CFA, Senior Portfolio Manager	2018

	M. Patrick Voelker, Senior Portfolio Manager	2018

	Robert W. Greber, III, CFA, Portfolio Manager	2018

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to the “Summary of Other Important Information Regarding the Fund” section on page 39 of this Prospectus.

38	Litman Gregory Funds Trust

Summary of Other Important Information Regarding the Funds

Transaction Policies – All Funds

You may purchase, redeem or exchange Fund shares on any business day by written request via mail (Litman Gregory Funds Trust, c/o DST Asset Manager Solutions, Inc., P.O. Box 219922, Kansas City, MO 64121-9922), by wire transfer, by telephone at 1-800-960-0188, or through a financial intermediary. The minimum initial and subsequent investment amounts for each Fund are shown below.

Fund/Type of Account	Minimum Initial Investment(1)	Minimum Additional Investment	Minimum Account Balance
Equity Fund, International Fund, High Income Alternatives Fund, SBH Focused Small Value Fund and Oldfield International Value Fund
Regular
- Institutional Class	$10,000	$250	$2,500
Retirement Account
- Institutional Class	$1,000	$100	$250
Automatic Investment Account
- Institutional Class	$2,500	$250	$2,500

Alternative Strategies Fund
Regular
- Institutional Class	$100,000	$250	$2,500
- Investor Class	$1,000	$100	$250
Retirement Account
- Institutional Class	$5,000	$100	$250
- Investor Class	$500	$100	$250
Automatic Investment Account
- Institutional Class	$2,500	$250	$2,500
- Investor Class	$2,500	$250	$2,500

Dolan McEniry Corporate Bond Fund
Regular
- Institutional Class	$10,000	$250	$2,500
- Investor Class	$1,000	$100	$250
Retirement Account
- Institutional Class	$5,000	$100	$250
- Investor Class	$500	$100	$250
Automatic Investment Account
- Institutional Class	$2,500	$250	$2,500
- Investor Class	$2,500	$250	$2,500

(1)

The minimum investment amounts may be waived or lowered for investments effected through banks and other institutions that have entered into arrangements with a Fund or the distributor of the Fund and for investments effected on a group basis by certain other entities and their employees, such as investments pursuant to a payroll deduction plan and asset-based or wrap programs. Please consult your financial intermediary for information about minimum investment requirements. Each Fund reserves the right to change or waive the minimum initial and subsequent investment requirements at any time. Each Fund reserves the right to close purchases to new investors at any time.

Tax Information – All Funds

Depending on the character of income distributed, the Funds’ distributions will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries – All Funds

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or iM Global may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Summary of Other Important Information Regarding the Funds	39

Description of Principal Investment Risks

All mutual funds carry a certain amount of risk. The Funds’ returns will vary, and you could lose money on your investment in the Funds. An investment in a Fund is not a deposit of a bank and is not insured, endorsed or guaranteed by any financial institution, the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The principal risks for each Fund are identified in the Funds’ Summary Sections and are described in further detail below. Additional information about the principal risks is included in the Funds’ Statement of Additional Information (the “SAI”).

Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and health conditions around the world, the risks described below are heightened significantly compared to normal conditions and therefore subject a Fund’s investments and a shareholder’s investment in a Fund to sudden and substantial losses.

The following table summarizes the principal risks of investing in each Fund. Your investment may be subject (in varying degrees) to these risks as well as other risks. Each Fund may be more susceptible to some of these risks than others. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times.

	Equity Fund	International Fund	Alternative Strategies Fund	High Income Alternatives Fund	SBH Focused Small Value Fund	Oldfield International Value Fund	Dolan McEniry Corporate Bond Fund
Asset-Backed Securities Risk			✓	✓
Below Investment-Grade Fixed Income Securities Risk			✓	✓			✓
Capital Structure Arbitrage Risk			✓
Collateral Risk				✓
Collateralized Bond Obligations and Collateralized Debt Obligations Risk				✓
Communications Services Sector Risk	✓						✓
Consumer Discretionary Sector Risk	✓	✓				✓
Consumer Staples Sector Risk							✓
Convertible Arbitrage Risk			✓
Convertible Securities Risk	✓		✓	✓
Corporate Debt Obligations Risk				✓			✓
Country/Regional Risk		✓				✓
Currency Risk	✓	✓	✓	✓		✓	✓
Cybersecurity Risk	✓	✓	✓	✓	✓	✓	✓
Derivatives Risk			✓	✓
Emerging Markets Risk	✓	✓	✓	✓		✓
Equity Securities Risk	✓	✓	✓	✓	✓	✓
European Investment Risk		✓				✓
Event-Driven Risk			✓
Financial Sector Risk	✓	✓			✓	✓
Fixed Income Securities Risk			✓	✓			✓
Foreign Investment Risk	✓	✓	✓	✓		✓	✓
Healthcare Sector Risk	✓	✓				✓
Industrial Sector Risk					✓	✓	✓
Investment in Investment Companies Risk				✓
Investment in Loans Risk				✓

40	Litman Gregory Funds Trust

	Equity Fund	International Fund	Alternative Strategies Fund	High Income Alternatives Fund	SBH Focused Small Value Fund	Oldfield International Value Fund	Dolan McEniry Corporate Bond Fund
Investment Selection Risk	✓	✓	✓	✓	✓	✓	✓
Japanese Investment Risk		✓				✓
Large Shareholder Purchase and Redemption Risk	✓	✓		✓	✓	✓	✓
Leverage Risk			✓	✓
Liquidity and Valuation Risk				✓
LIBOR Risk			✓	✓			✓
Market Risk	✓	✓	✓	✓	✓	✓	✓
Merger Arbitrage Risk			✓
Mid-Sized Companies Risk						✓
Models and Data Risk			✓
Mortgage-Backed Securities Risk			✓
Multi-Style Management Risk	✓	✓	✓	✓
Operational Risk	✓	✓	✓	✓	✓	✓	✓
Portfolio Turnover Risk			✓
Public Health Emergency Risk and Impact of the Coronavirus (COVID-19)	✓	✓	✓	✓	✓	✓	✓
Sector Weightings Risk	✓	✓			✓	✓	✓
Short Sale Risk			✓
Smaller Companies Risk	✓	✓			✓
Special Situations Risk		✓
Technology Sector Risk	✓	✓			✓		✓
TBAs and Dollar Rolls Risk			✓
Unfavorable Tax Treatment Risk			✓
U.S. Government and U.S. Agency Obligations Risk							✓
Value Stock Risk		✓			✓	✓

Description of Principal Investment Risks	41

Description of Principal Investment Risks — (Continued)

Asset-Backed Securities Risk

The Alternative Strategies Fund and the High Income Alternatives Fund may invest in asset-backed securities (“ABS”), which are debt obligations or debt securities that entitle the holders thereof to receive payments that depend primarily on the cash flow from underlying financial assets, together with rights or other assets designed to assure the servicing or timely distribution of proceeds to holders of such securities. An ABS is typically created by the sale of assets or collateral to a conduit, generally a bankruptcy-remote vehicle such as a grantor trust or other special-purpose entity, which becomes the legal issuer of the ABS. Interests in or other securities issued by the trust or special-purpose entity, which give the holder thereof the right to certain cash flows arising from the underlying assets, are then sold to investors through an investment bank or other securities underwriter.

The structure of an ABS and the terms of the investors’ interest in the collateral can vary widely depending on the type of collateral, the desires of investors and the use of credit enhancements. Although the basic elements of all ABS are similar, individual transactions can differ markedly in both structure and execution. Holders of ABS bear various risks, including credit risks, liquidity risks, interest rate risks, market risks, operations risks, structural risks and legal risks.

Credit risk is an important issue in ABS because of the significant credit risks inherent in the underlying collateral and because issuers are primarily private entities. Credit risk arises from losses due to defaults by the borrowers in the underlying collateral or the issuer’s or servicer’s failure to perform. Market risk arises from the cash-flow characteristics of the security, which for many ABS tend to be predictable. The greatest variability in cash flows comes from credit performance, including the presence of early amortization or acceleration features designed to protect the investor if credit losses in the portfolio rise well above expected levels. Interest-rate risk arises for the issuer from the relationship between the pricing terms on the underlying collateral and the terms of the rate paid to security holders. ABS are subject to the risk that a change in interest rates may influence the pace of prepayments of the underlying securities which, in turn, affects yields on an absolute basis. Liquidity risk can arise from increased perceived credit risk. For example, liquidity can also become a significant problem if concerns regarding credit quality lead investors to avoid the securities issued by the relevant special-purpose entity. Operations risk arises through the potential for misrepresentation of asset quality or terms by the originating institution, misrepresentation of the nature and current value of the assets by the servicer and inadequate controls over disbursements and receipts by the servicer. Structural risk may arise through investments in ABS with structures (for example, the establishment of various security tranches) that are intended to reallocate the risks entailed in the underlying collateral (particularly credit risk) in ways that give certain investors less credit risk protection (i.e., a lower priority claim on the cash flows from the underlying pool of assets) than others. As a result, such securities have a higher risk of loss as a result of delinquencies or losses on the underlying assets.

Further, credit risk retention requirements for ABS may increase the costs to originators, securitizers and, in certain cases, asset managers of securitization vehicles in which the Alternative Strategies Fund and the High Income Alternatives Fund may invest. Although the impact of these requirements is uncertain, certain additional costs may be passed to the Fund and the Fund’s investments in ABS may be adversely affected. Many of the other changes required by the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), or foreign regulatory developments could materially impact the value of the Fund’s assets, expose the Fund to additional costs and require changes to investment practices, thereby adversely affecting the Fund’s performance.

Additional risks relating to investments in ABS may arise because of the type of ABS in which the Alternative Strategies Fund and the High Income Alternatives Fund invest, defined by the assets collateralizing the ABS. For example, collateralized mortgage obligations may have complex or highly variable prepayment terms, such as companion classes, interest only or principal only payments, inverse floaters and residuals. These investments generally entail greater market, prepayment and liquidity risks than other mortgage-backed securities, and may be more volatile or less liquid than other mortgage-backed securities. In addition, ABS backed by aircraft loans and leases may provide the Fund with a less effective security interest in the related underlying collateral than do mortgage-related securities and, thus, it is possible that recovery on repossessed collateral might be unavailable or inadequate to support payments on these ABS. In addition to the risks inherent in ABS generally, risks associated with aircraft securitizations include but are not limited to risks related to commercial aircraft, the leasing of aircraft by commercial

42	Litman Gregory Funds Trust

airlines and the commercial aviation industry generally. With respect to any one aircraft, the value of such aircraft can be affected by the particular maintenance and operating history for the aircraft or its components, the model and type of aircraft, the jurisdiction of registration (including legal risks, costs and delays in attempting to repossess and export such aircraft following any default under the related loan or lease) and regulatory risk. The Alternative Strategies Fund and the High Income Alternatives Fund may invest in these and other types of ABS that may be developed in the future.

• Residential Mortgage-Backed Securities – Home mortgage loans are typically grouped together into pools by banks and other lending institutions, and interests in these pools are then sold to investors, allowing the bank or other lending institution to have more money available to loan to home buyers. Some of these pools are guaranteed by U.S. government agencies or by government sponsored private corporations-familiarly called “Ginnie Mae,” “Fannie Mae” and “Freddie Mac.” Non-agency MBS is subject to the risk that the value of such security will decline because, among other things, the security is not issued or guaranteed as to principal or interest by the U.S. government or a government sponsored enterprise. These securities are often subject to greater credit risk than agency MBS. In addition, these securities may be less readily marketable as the market for these securities is typically smaller and less liquid than the market for agency MBS, thus these securities may be subject to greater price fluctuation than agency MBS. Home mortgage loans may also be purchased and grouped together by non-lending institutions such as investment banks and hedge funds who will sell interests in such pools to investors. Mortgage-backed securities may be particularly sensitive to changes in interest rates given that rising interest rates tend to extend the duration of fixed-rate mortgage-backed securities. As a result, a rising interest rate environment can cause the prices of mortgage-backed securities to be increasingly volatile, which may adversely affect the Alternative Strategies Fund’s and High Income Alternatives Fund’s holdings of mortgage-backed securities. In light of the current interest rate environment, the Alternative Strategies Fund’s and High Income Alternatives Fund’s investments in these securities may be subject to heightened interest rate risk. These risks are elevated given the current distressed economic, market, health and labor conditions, notably, increased levels of unemployment, delays and delinquencies in payments of mortgage and rent obligations, and uncertainty regarding the effects and extent of government intervention with respect to mortgage payments and other economic matters.

• Commercial Mortgage-Backed Securities – Commercial mortgage backed securities (“CMBS”) are collateralized by one or more commercial mortgage loans. Banks and other lending institutions typically group the loans into pools and interests in these pools are then sold to investors, allowing the lender to have more money available to loan to other commercial real estate owners. Commercial mortgage loans may be secured by office properties, retail properties, hotels, mixed use properties or multi-family apartment buildings. Investments in CMBS are subject to the risks of ABS generally and particularly subject to credit risk, interest rate risk, and liquidity and valuation risk. These risks are elevated given the current distressed economic, market, health and labor conditions, notably, increased levels of unemployment, delays and delinquencies in payments of mortgage and rent obligations, and uncertainty regarding the effects and extent of government intervention with respect to mortgage payments and other economic matters.

Description of Principal Investment Risks	43

Description of Principal Investment Risks — (Continued)

Below Investment-Grade Fixed Income Securities Risk

Below investment-grade fixed income securities (also known as “junk bonds”) are considered speculative. These securities are rated Ba1 through C by Moody’s Investors Service (“Moody’s”) or BB+ through D by Standard & Poor’s Rating Group (“S&P”) (or comparably rated by another nationally recognized statistical rating organization), or, if not rated by Moody’s or S&P, are considered by the sub-advisors to be of similar quality.

These securities may be subject to greater risks than those of higher rated fixed income securities, including greater risk of default. The market value of below investment-grade fixed income securities is more sensitive to individual corporate developments and economic changes than higher rated securities. Adverse publicity and investor perceptions, whether or not accurate, regarding below investment-grade fixed income securities may depress prices and diminish liquidity for such securities. The market for below investment-grade fixed income securities may be less active than the market for higher rated securities, which can adversely affect the price at which these securities may be sold. Less active markets may diminish the Alternative Strategies Fund’s, High Income Alternatives Fund’s and Dolan McEniry Corporate Bond Fund’s ability to obtain accurate market quotations when valuing the portfolio securities and thereby giving rise to valuation risk. In addition, the Alternative Strategies Fund the High Income Alternatives Fund and the Dolan McEniry Corporate Bond Fund may incur additional expenses if a holding defaults and the Alternative Strategies Fund, High Income Alternatives Fund and Dolan McEniry Corporate Bond Fund have to seek recovery of its principal investment. Below investment-grade fixed income securities may also present risks based on payment expectations. For example, these securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Alternative Strategies Fund, High Income Alternatives Fund and Dolan McEniry Corporate Bond Fund would have to replace the security with a lower yielding security resulting in a decreased return for investors. There is no limit to the Alternative Strategies Fund’s and High Income Alternatives Fund’s ability to invest in below investment-grade fixed income securities; however, under normal market conditions, it does not expect to invest more than 50% of its total assets in below investment-grade fixed income securities as measured at time of purchase. Under normal market conditions, the Dolan McEniry Corporate Bond Fund expects to invest approximately 25% of its net assets in below investment-grade fixed income securities as measured at time of purchase.

Capital Structure Arbitrage Risk	The perceived mispricing identified by the sub-adviser may not disappear or may even increase, in which case losses may be realized.
Collateral Risk	If the Fund’s financial instruments are secured by collateral, the issuer may have difficulty liquidating the collateral and/or the Fund may have difficulty enforcing its rights under the terms of the securities if an issuer defaults. Collateral may be insufficient or the Fund’s right to the collateral may be set aside by a court. Collateral will generally consist of assets that may not be readily liquidated, including for example, equipment, inventory, work in the process of manufacture, real property and payments to become due under contracts or other receivable obligations. There is no assurance that the liquidation of those assets would satisfy an issuer’s obligations under a financial instrument. Non-affiliates and affiliates of issuers of financial instruments may provide collateral in the form of secured and unsecured guarantees and/or security interests in assets that they own, which may also be insufficient to satisfy an issuer’s obligations under a financial instrument.
Collateralized Loan Obligations and Collateralized Debt Obligations Risk

The Alternative Strategies Fund and the High Income Alternatives Fund may invest in collateralized loan obligations (“CLOs”) and collateralized debt obligations (“CDOs”). Investments in CLOs carry the same risks as investments in loans directly, such as interest rate risk, credit and liquidity and valuation risks, and the risk of default. These investments are also subject to the risks associated with a decrease of market value due to collateral defaults and disappearance of subordinate tranches, market anticipation of defaults, and investor aversion to these types of securities as a class. CLOs issue classes or “tranches” that vary in risk and yield. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. A CLO may experience substantial losses attributable to loan defaults. The Fund’s investment in a CLO may decrease in market value because of (i) loan defaults or credit impairment, (ii) the disappearance of subordinate tranches, (iii) market anticipation of defaults, and (iv) investor aversion to CLO securities as a class. These risks may be magnified depending on the tranche of CLO securities in which the Fund invests. For example, investments in a junior tranche of CLO securities will likely be more sensitive to loan defaults or credit impairment than investments in more senior tranches.

44	Litman Gregory Funds Trust

CDOs are structured similarly to CLOs, but are backed by pools of assets that are debt securities rather than only loans, typically including bonds, other structured finance securities (including other ABS and other CLOs) and/or synthetic instruments. CDOs are often highly leveraged, and like CLOs, the risks of investing in CDOs may be magnified depending on the tranche of CDO securities held by the Fund. The nature of the risks of CDOs depends largely on the type and quality of the underlying collateral and the tranche of CDOs in which the Fund may invest. CDOs collateralized by pools of ABS carry the same risks as investments in ABS directly, including losses with respect to the collateral underlying those ABS. In addition, certain CDOs may not hold their underlying collateral directly, but rather, use derivatives such as swaps to create “synthetic” exposure to the collateral pool. Such CDOs entail the risks associated with derivative instruments.

Communications Services Sector Risk	Certain of the Funds, through the implementation of their respective investment strategies, may from time to time invest a significant portion of their assets in the communications services sector. Media and communications companies may be significantly affected by product and service obsolescence due to technological advancement or development, competitive pressures (including innovation by competitors and pricing competition), substantial capital requirements, research and development costs, fluctuating demand due to shifting demographics and changing consumer tastes, and changes in regulation. Certain companies in the communications sector may be particular targets of hacking and/or other cybersecurity breaches, which could adversely affect their businesses.
Consumer Discretionary Sector Risk	Certain of the Funds, through the implementation of their respective investment strategies, may from time to time invest a significant portion of their assets in the consumer discretionary sector, which includes, for example, automobile, textile and retail companies. This sector can be significantly affected by, among other factors, changes in domestic and international economies; exchange and interest rates; worldwide demand; competition; consumers’ disposable income levels, propensity to spend and consumer preferences; social trends; and marketing campaigns. Companies in the consumer discretionary sector have historically been characterized as relatively cyclical and therefore more volatile in times of change.
Consumer Staples Sector Risk	Certain of the Funds, through the implementation of their respective investment strategies, may from time to time invest a significant portion of their assets in the consumer staples sector, which includes, for example, the food and staples retailing industry, the food, beverage and tobacco industry and the household and personal products industry. This sector can be significantly affected by, among other factors, the regulation of various product components and production methods, marketing campaigns and changes in the global economy, consumer spending and consumer demand. Tobacco companies, in particular, may be adversely affected by new laws, regulations and litigations. Companies in the consumer staples sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. These companies may be subject to severe competition, which may have an adverse impact on their profitability.
Convertible Arbitrage Risk	Arbitrage strategies involve engaging in transactions that attempt to exploit price differences of identical, related or similar securities on different markets or in different forms. A Fund may realize losses or reduced rate of return if underlying relationships among securities in which investment positions are taken change in an adverse manner or a transaction is unexpectedly terminated or delayed. Trading to seek short-term capital appreciation can be expected to cause the Fund’s portfolio turnover rate to be substantially higher than that of the average equity-oriented investment company, resulting in higher transaction costs and additional capital gains tax liabilities.
Convertible Securities Risk	Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Because convertible securities are higher in an issuer’s capital structure than equity securities, convertible securities are generally not as risky as the equity securities of the same issuer. However, convertible securities may gain or lose value due to changes in, among other things, interest rates; other general economic conditions; industry fundamentals; market sentiment; and the issuer’s operating results, financial statements and credit ratings. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

Description of Principal Investment Risks	45

Description of Principal Investment Risks — (Continued)

Corporate Debt Obligations Risk	Corporate debt obligations, which are debt instruments issued by corporations to raise capital, are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations. Corporate debt obligations have priority over preferred securities and common stock in an issuer’s capital structure, but may be subordinated to an issuer’s other debt instruments. The market value of a corporate debt obligation may be affected by factors directly related to the issuer, such as investors’ perceptions of the creditworthiness of the issuer, the issuer’s financial performance, perceptions of the issuer in the market place, performance of the issuer’s management, the issuer’s capital structure, the use of financial leverage and demand for the issuer’s goods and services, and by factors not directly related to the issuer such as general market liquidity. The market value of corporate debt obligations generally may be expected to rise and fall inversely with interest rates, and as a result, corporate debt obligations may lose value in a rising-rate environment.
Country/Regional Risk	World events – such as political upheaval, financial troubles, or natural disasters – may adversely affect the value of securities issued by companies in foreign countries or regions. Because each of the International Fund and Oldfield International Value Fund may invest a large portion of its assets in securities of companies located in any one country or region, including emerging markets, the Fund’s performance may be hurt disproportionately by the poor performance of its investments in that area. This risk is heightened in emerging markets – see “Emerging Markets Risk” below.
Currency Risk	The Alternative Strategies Fund and High Income Alternatives Fund may invest in foreign currencies for investment and hedging purposes. All of the Funds may invest in foreign currencies for hedging purposes. Investing in foreign currencies exposes the fund to fluctuations in currency exchange rates. Fluctuations in the exchange rates between different currencies may negatively affect an investment. Each of the Alternative Strategies Fund and High Income Alternatives Fund may be subject to currency risk because it may invest a significant portion of its assets in currency-related instruments, such as forward currency exchange contracts, foreign currency futures contracts, options on foreign currencies and foreign currency futures, cross-currency instruments (such as swaps) and direct investments in foreign currencies. The Alternative Strategies Fund and High Income Alternatives Fund also are subject to currency risk because each may invest in securities or other instruments denominated in, or receive revenues in, foreign currencies. The sub-advisors may elect not to hedge currency risk, which may cause the Alternative Strategies Fund and the High Income Alternatives Fund to incur losses that would not have been incurred had the risk been hedged.
Cybersecurity Risk	Information and technology systems relied upon by the Funds, iM Global, the sub-advisors, the Funds’ service providers (including, but not limited to, Fund accountants, custodians, transfer agents, administrators, distributors and other financial intermediaries) and/or the issuers of securities in which a Fund invests may be vulnerable to damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons, security breaches, usage errors, power outages and catastrophic events such as fires, tornadoes, floods, hurricanes and earthquakes. Although iM Global has implemented measures to manage risks relating to these types of events, if these systems are compromised, become inoperable for extended periods of time or cease to function properly, significant investment may be required to fix or replace them. The failure of these systems and/or of disaster recovery plans could cause significant interruptions in the operations of the Funds, iM Global, the sub-advisors, the Funds’ service providers and/or issuers of securities in which a Fund invests and may result in a failure to maintain the security, confidentiality or privacy of sensitive data, including personal information relating to investors (and the beneficial owners of investors). Such a failure could also harm the reputation of the Funds, iM Global, the sub-advisors, the Funds’ service providers and/or issuers of securities in which a Fund invests, subject such entities and their respective affiliates to legal claims or otherwise affect their business and financial performance.

46	Litman Gregory Funds Trust

Derivatives Risk

Some of the instruments in which the Alternative Strategies Fund and the High Income Alternatives Fund may invest may be referred to as “derivatives,” because their value “derives” from the value of an underlying asset, reference rate or index. Use of derivatives is a highly specialized activity that can involve investment techniques and risks different from, and in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and highly volatile and may perform in unanticipated ways. Derivatives can create leverage, which can magnify the impact of a decline in the value of the reference instrument underlying the derivative, and each of the Alternative Strategies Fund and the High Income Alternatives Fund could lose more than the amount it invests. Derivatives can have the potential for unlimited losses, for example, where the Fund may be called upon to deliver a security it does not own. Derivatives may at times be highly illiquid, and the Fund may not be able to close out or sell a derivative at a particular time or at an anticipated price. Derivatives can be difficult to value and valuation may be more difficult in times of market turmoil. There may be imperfect correlation between the behavior of a derivative and that of the reference instrument, and the reference instrument may not perform as anticipated. Suitable derivatives may not be available in all circumstances, and there can be no assurance that the Fund will use derivatives to reduce exposure to other risks when that might have been beneficial. Derivatives may involve fees, commissions, or other costs that may reduce the Fund’s gains or exacerbate losses from the derivatives. In addition, the Fund’s use of derivatives may have different tax consequences for the Fund than an investment in the reference instruments, and those differences may increase the amount and affect the timing of income recognition and character of taxable distributions payable to shareholders. Certain aspects of the regulatory treatment of derivative instruments, including federal income tax, are currently unclear and may be affected by changes in legislation, regulations, or other legally binding authority.

Derivatives involve counterparty risk, which is the risk that the other party to the derivative will fail to make required payments or otherwise comply with the terms of the derivative. Counterparty risk may arise because of market activities and developments, the counterparty’s financial condition (including financial difficulties, bankruptcy, or insolvency), or other reasons. Not all derivative transactions require a counterparty to post collateral, which may expose the Alternative Strategies Fund and the High Income Alternatives Fund to greater losses in the event of a default by a counterparty. Counterparty risk is generally thought to be greater with OTC derivatives than with derivatives that are centrally cleared. However, derivatives that are traded on organized exchanges and/or through clearing organizations involve the possibility that the futures commission merchant or clearing organization will default in the performance of its obligations.

When the Alternative Strategies Fund and the High Income Alternatives Fund use derivatives, each Fund will likely be required to provide margin or collateral and/or segregate cash or other liquid assets; these practices are intended to satisfy contractual undertakings and regulatory requirements and will not prevent the Fund from incurring losses on derivatives. The need to provide margin or collateral and/or segregate assets could limit the Fund’s ability to pursue other opportunities as they arise. Segregated assets are not available to meet redemptions. The amount of assets required to be segregated will depend on the type of derivative the Fund uses and the nature of the contractual arrangement. If the Fund is required to segregate assets equal to only the current market value of its obligation under a derivative, the Fund may be able to use derivatives to a greater extent than if it were required to segregate assets equal to the full notional value of such derivative, which would increase the degree of leverage the Fund could undertake through derivatives and otherwise. Derivatives that have margin requirements involve the risk that if the Fund has insufficient cash or eligible margin securities to meet daily variation margin requirements, it may have to sell securities or other instruments from its portfolio at a time when it may be disadvantageous to do so. The Fund may remain obligated to meet margin requirements until a derivatives position is closed.

Although the Alternative Strategies Fund and the High Income Alternatives Fund may use derivatives to attempt to hedge against certain risks, the hedging instruments may not perform as expected and could produce losses. Additional risks associated with certain types of derivatives are discussed below:

Options Risk. The Alternative Strategies Fund and High Income Alternatives Fund may invest in options. Options trading entails risks in addition to those resulting from trading in traditional securities. Options may be more volatile than the underlying instruments, and therefore, on a

Description of Principal Investment Risks	47

Description of Principal Investment Risks — (Continued)

percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. An investment in options is subject to the risk of a complete loss of the amounts paid as premiums to purchase the options.
Forward Contracts Risk. The Alternative Strategies Fund and High Income Alternatives Fund may invest in forward contracts. There are no limitations on daily price movements of forward contracts. Changes in foreign exchange regulations by governmental authorities might limit the trading of forward contracts. To the extent the Alternative Strategies Fund and High Income Alternatives Fund enter into non-U.S. currency forward contracts with banks, the Funds are subject to the risk of bank failure or the inability of or refusal by a bank to perform such contracts. There have been periods during which certain banks have refused to continue to quote prices for forward contracts or have quoted prices with an unusually wide spread (the difference between the price at which the bank is prepared to buy and the price at which it is prepared to sell).
Futures Contracts Risk. The Alternative Strategies Fund and High Income Alternatives Fund may invest in futures contracts. The loss that may be incurred by entering into futures contracts could exceed the amount of the premiums paid and may be potentially unlimited. Futures markets are highly volatile, and the use of futures may increase the volatility of the Fund’s net asset value (“NAV”). Additionally, as a result of the low collateral deposits normally involved in futures trading, a relatively small movement in the price or value of a futures contract increases the risk of losing more than the amount initially invested by the Fund. Furthermore, exchanges may limit fluctuations in futures contract prices during a trading session by imposing a maximum permissible price movement on each futures contract. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. Futures contracts executed on foreign exchanges may not be provided the same protections as provided by U.S. exchanges.
P-Notes Risk. The International Fund, the Alternative Strategies Fund and the High Income Alternatives Fund may invest in P-Notes. P-Notes are a type of equity-linked derivative generally issued by banks or broker-dealers and are designed to replicate the performance of the underlying equity securities. P-Notes are typically utilized to obtain exposure in certain non-U.S. markets where direct investment in a company’s equity is not permitted or otherwise feasible. Even though a P-Note is intended to reflect the performance of the underlying equity securities on a one-to-one basis so that investors will not normally gain or lose more in absolute terms than they would have made or lost had they invested in the underlying securities directly, the performance results of P-Notes will not replicate exactly the performance of the issuers or markets that the P-Notes seek to replicate due to transaction costs and other expenses. P-Notes represent unsecured, unsubordinated contractual rights of the issuer and do not confer any right, title or interest in respect to the underlying equity securities or provide rights against the issuer of the underlying securities. For this reason, in addition to the risks normally associated with a direct investment in the underlying securities, P-Notes are subject to counterparty risk if the issuer of the P-Note is unable or refuses to perform under the terms of the P-Note and must rely on the creditworthiness of the counterparty for its investment returns on the P-Notes. While the holder of a P-Note is entitled to receive from the bank or broker-dealer any dividends or other distributions paid on the underlying securities, the holder is not entitled to the same rights as an owner of the underlying securities, such as voting rights. P-Notes are also not traded on exchanges, are privately issued, and may be illiquid. There can be no assurance that the trading price or value of P-Notes will equal the value of the underlying value of the equity securities they seek to replicate.

Credit Default Swaps Risk. The Alternative Strategies Fund and the High Income Alternatives Fund may enter into credit default swap agreements. The “buyer” in a credit default swap contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract, provided no event of default has occurred. In the event of default, the seller must pay the buyer the “par value” (full notional value) of the reference obligation in exchange for the reference obligation. Each Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no event of default occurs, the Fund loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller, each Fund receives a fixed rate of income throughout the term of the contract, provided there is no default event. If an event of default occurs, the seller is normally obligated to pay the notional value of the reference obligation. The value of the reference obligation received by the seller, coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. Credit

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default swaps involve greater risks than if the Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. If the Fund writes a credit default swap, it would normally be required to segregate liquid assets equal in value to the notional value of the reference obligation.
Total Return Swaps Risk. The Alternative Strategies Fund and the High Income Alternatives Fund may enter into total return swap agreements. Total return swap is the generic name for any non-traditional swap where one party agrees to pay the other the “total return” of a defined underlying asset, usually in return for receiving a stream of cash flows based on the London Interbank Offered Rate (“LIBOR”) or an alternative reference rate. A total return swap may be applied to any underlying asset but is most commonly used with equity indices, single stocks, bonds and defined portfolios of loans and mortgages. Total return swap is a mechanism for the user to accept the economic benefits of asset ownership without utilizing the balance sheet. The other leg of the swap, usually LIBOR or an alternative reference rate, is spread to reflect the non-balance sheet nature of the product. No notional amounts are exchanged with total return swaps. The total return receiver assumes the entire economic exposure—that is, both market and credit exposure—to the reference asset. The total return payer—often the owner of the reference obligation—gives up economic exposure to the performance of the reference asset and in return takes on counterparty credit exposure to the total return receiver in the event of a default or fall in value of the reference asset.
Emerging Markets Risk

Emerging market countries are those with immature economic and political structures, and investing in emerging markets entails greater risk than in developed markets. Emerging markets may be under-capitalized, have less developed legal and financial systems or have less stable currencies than markets in the developed world. Emerging market securities are securities that are issued by companies with their principal place of business or principal office in an emerging market country; or securities issued by companies for which the principal securities trading market is an emerging market country. Emerging market securities typically present even greater exposure to the risks described under “Foreign Investment Risk” and may be particularly sensitive to certain economic changes. For example, emerging market countries are more often dependent on international trade and are therefore often vulnerable to recessions in other countries. Emerging markets may have obsolete financial systems and volatile currencies, and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities also may be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.

Economies in emerging market countries may also be more susceptible to natural and man-made disasters, such as earthquakes, tsunamis, terrorist attacks, or adverse changes in climate or weather. In addition, many developing countries with less established health care systems have experienced outbreaks of pandemic or contagious diseases from time to time, including, but not limited to, COVID-19, Ebola, Zika, avian flu, severe acute respiratory syndrome, and Middle East Respiratory Syndrome. The risks of such phenomena and resulting social, political, economic and environmental damage cannot be quantified. These events can exacerbate market volatility as well as impair economic activity, which can have both short- and immediate-term effects on the valuations of the companies and issuers in which the Funds invest.

Among other risks of investing in emerging market countries are the variable quality and reliability of financial information and related audits of companies. In some cases, financial information and related audits can be unreliable and not subject to verification. Auditing firms in some of these markets are not subject to independent inspection or oversight of audit quality. This can result in investment decisions being made based on flawed or misleading information. Additionally, investors may have substantial difficulties in bringing legal actions to enforce or protect investors’ rights, which can increase the risks of loss. The Funds define an emerging market country as any country that is included in the MSCI Emerging Markets Index.

Description of Principal Investment Risks	49

Description of Principal Investment Risks — (Continued)

Equity Securities Risk	The value of equity securities may fluctuate, sometimes rapidly and unexpectedly, due to various factors, including factors affecting the general market, such as adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment. Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, and factors directly related to a specific company, such as significant decisions made by its management. Certain equity securities may decline in value even during periods when the prices of equity securities in general are rising, or may not perform as well as the market in general. The prices of equity securities may also experience greater volatility during periods of challenging market conditions such as the one that the market recently experienced. This risk is greater for small- and medium-sized companies, which tend to be more vulnerable to adverse developments than larger companies.
European Investment Risk	Each of the International Fund and Oldfield International Value Fund may invest a significant portion of its assets in issuers based in Western Europe and the United Kingdom (“UK”). The economies of countries in Europe are often closely connected and interdependent, and events in one country in Europe can have an adverse impact on other European countries. Efforts by the member countries of the European Union (“EU”) to continue to unify their economic and monetary policies may increase the potential for similarities in the movements of European markets and reduce the potential investment benefits of diversification within the region. However, the substance of these policies may not address the needs of all European economies. European financial markets have in recent years experienced increased volatility due to concerns with some countries’ high levels of sovereign debt, budget deficits and unemployment. Markets have also been affected by the withdrawal of the UK from the EU (an event commonly known as “Brexit”). On January 31, 2020, the UK officially withdrew from the EU. The ultimate impact of Brexit on the UK, the EU and the broader global economy may be significant. As a result of the political divisions within the UK and between the UK and the EU that the referendum vote has highlighted and the uncertain consequences of Brexit, the UK and European economies and the broader global economy could be significantly impacted, which may result in increased volatility and illiquidity and potentially lower economic growth on markets in the UK, Europe and globally, which could potentially have an adverse effect on the value of a Fund’s investments. In addition, Russia’s recent military incursions in Ukraine have led to sanctions being levied against Russia by the United States, European Union and other countries. Russia’s military incursion and the resulting sanctions could adversely affect European and global energy and financial markets and thus could affect the value of a Fund’s investments.
Event-Driven Risk	The Alternative Strategies Fund may make event-driven investments. Event-driven strategies seek to profit from the market inefficiencies surrounding market events, such as mergers, acquisitions, asset sales, restructurings, refinancings, recapitalizations, reorganizations or other special situations. Event-driven investing involves attempting to predict the outcome of a particular transaction as well as the optimal time at which to commit capital to it. Event-driven opportunities involve difficult legal as well as financial analysis, as some of the principal impediments to the consummation of major corporate events are often legal or regulatory rather than economic. In addition, certain of the securities issued in the context of major corporate events include complex call, put and other features, and it is difficult to precisely evaluate the terms and embedded option characteristics of these securities. A Fund may take both long and short positions in a wide range of securities, derivatives and other instruments in implementing its event-driven strategies.
Financial Sector Risk

Certain of the Funds, through the implementation of their respective investment strategies, may from time to time invest a significant portion of their assets in the financial sector. The financial sector can be significantly affected by changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt, the availability and cost of capital, and the impact of more stringent capital requirements. Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change or due to increased competition. The Funds may be adversely affected by events or developments negatively impacting the financial sector. For example, events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies,

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including banks, to incur losses. If the Funds focus their investments in banks or bank-related companies, the Funds will be sensitive to adverse developments in the banking industry (domestic or foreign). Banks can be particularly susceptible to, among other things, adverse legislative, regulatory and monetary policy changes, interest rate movements, the availability of capital and cost to borrow, the rate of debt defaults, and developments in the real estate market.
Fixed Income Securities Risk

Interest rates may go up resulting in a decrease in value of the securities held by the Fund. Fixed income securities held by the Fund are also subject to interest rate risk, credit risk, call risk and liquidity risk, which are more fully described below.

Credit Risk. Fixed income securities are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Lower rated fixed income securities involve greater credit risk, including the possibility of default or bankruptcy. Nationally recognized statistical rating organizations (“NRSROs”) provide ratings on fixed income securities based on their analyses of information they deem relevant. If a fixed income security is unrated, a sub-advisor may determine the quality of the security based on its own analysis. Ratings are essentially opinions or judgments of the credit quality of an issuer and may prove to be inaccurate. In addition, there may be a delay between events or circumstances adversely affecting the ability of an issuer to pay interest and/or repay principal and a sub-advisor’s or a NRSRO’s decision to downgrade a security.

Interest Rate Risk. Fixed income securities are subject to the risk that the securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Fixed income securities with longer maturities sometimes offer higher yields but are subject to greater price shifts as a result of interest rate changes than debt securities with shorter maturities. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. Although interest rates in the United States and many parts of the world are near historically low levels, the Federal Reserve Board recently raised its benchmark rate and signaled its intention to raise that rate several more times in 2022 in an effort to tame inflation.

Call Risk. During periods of declining interest rates, a bond issuer may “call,” or repay, its high yielding bonds before their maturity dates. A Fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in its income.

Liquidity Risk. Trading opportunities are more limited for fixed income securities that have not received any credit ratings, have received ratings below investment grade or are not widely held. These features make it more difficult to sell or buy a security at a favorable price or time. Consequently, a Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on its performance. Infrequent trading of securities may also lead to an increase in their price volatility. Liquidity risk also refers to the possibility that a Fund may not be able to sell a security or close out an investment contract when a sub-advisor believes it prudent to do so. If this happens, a Fund will be required to hold the security or keep the position open, and it could incur losses.

Prepayment and Extension Risk. Many types of fixed income securities are subject to prepayment risk. Prepayment occurs when the issuer of a fixed income security can repay principal prior to the security’s maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a fixed income security can be difficult to predict and result in greater volatility. On the other hand, rising interest rates could cause prepayments of the obligations to decrease, extending the life of mortgage- and asset-backed securities with lower payment rates. This is known as extension risk and may increase a Fund’s sensitivity to rising rates and its potential for price declines.

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Description of Principal Investment Risks — (Continued)

Foreign Investment Risk

Investing in foreign (non-U.S) securities may expose the Funds to risks not typically associated with U.S. investments. These risks include, among others, adverse fluctuations in currency conversion rate, currency blockages, and adverse political, social and economic developments affecting a foreign country. In addition, foreign securities may have less publicly available information and may be more volatile and/or less liquid. Investments in foreign securities could also be affected by factors such as differences in financial reporting, accounting and auditing standards, nationalization, expropriation or confiscatory taxation, smaller and less-strict regulation of securities markets, restrictions on receiving investment proceeds from a foreign country, and potential difficulties in enforcing contractual obligations. Economies in foreign countries may also be more susceptible to natural and man-made disasters, such as earthquakes, tsunamis, terrorist attacks, or adverse changes in climate or weather. In addition, many foreign countries with less established health care systems have experienced outbreaks of pandemic or contagious diseases from time to time, including, but not limited to, COVID-19, Ebola, Zika, avian flu, severe acute respiratory syndrome and Middle East Respiratory Syndrome. The risks of such phenomena and resulting social, political, economic and environmental damage cannot be quantified. These events can exacerbate market volatility as well as impair economic activity, which can have both short- and immediate-term effects on the valuations of the companies and issuers in which the Funds invest. These risks are greater in the emerging markets. There is no limit to the Alternative Strategies Fund’s ability to invest in emerging market securities; however, under normal market conditions, it does not expect to invest more than 50% of its total assets in emerging market securities. Additional information about the risks of emerging markets is described above under “Emerging Markets Risk.”

The International Fund invests a significant portion of its assets in issuers based in Western Europe and the United Kingdom (“UK”). The economies of countries in Europe are often closely connected and interdependent, and events in one country in Europe can have an adverse impact on other European countries. Efforts by the member countries of the European Union (“EU”) to continue to unify their economic and monetary policies may increase the potential for similarities in the movements of European markets and reduce the potential investment benefits of diversification within the region. However, the substance of these policies may not address the needs of all European economies. European financial markets have in recent years experienced increased volatility due to concerns with some countries’ high levels of sovereign debt, budget deficits and unemployment. Markets have also been affected by the withdrawal of the UK from the EU on January 31, 2020 (an event commonly known as “Brexit”). There is considerable uncertainty surrounding the impact of Brexit on the UK, the EU and the broader global economy. An exit by any member countries from the EU or the Economic and Monetary Union of the EU, or even the prospect of such an exit, could lead to increased volatility in European markets and negatively affect investments both in issuers in the exiting country and throughout Europe. In addition, Russia’s recent military incursions in Ukraine have led to sanctions being levied against Russia by the United States, EU and other countries. Russia’s military incursion and the resulting sanctions could adversely affect European and global energy and financial markets. Whether or not a Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Fund’s investments due to the interconnected nature of the global economy and capital markets.

Healthcare Sector Risk

Certain of the Funds, through the implementation of their respective investment strategies, may from time to time invest a significant portion of their assets in the healthcare sector. Companies in the healthcare sector may be affected by the overall economic conditions as well as by factors particular to the healthcare sector. Those factors include extensive government regulation; restrictions on government reimbursement for medical expenses; rising costs of medical products, services and facilities; pricing pressure; an increased emphasis on outpatient services; limited number of products and product obsolescence due to industry innovation; changes in technologies and other market developments. A major source of revenue for the healthcare sector is payments from Medicare and Medicaid programs. As a result, the sector is sensitive to legislative changes and reductions in governmental spending for such programs, as well as state or local healthcare reform measures. Companies in the healthcare sector depend heavily on patent protection. The process of obtaining patent approval can be long and costly, and the expiration of patents may adversely affect the profitability of companies in this sector. Healthcare companies also are subject to extensive litigation based on product liability and similar claims. Healthcare

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companies are subject to competitive forces that may make raising prices difficult and, at times, may result in price discounting. In addition, companies in the healthcare sector may be thinly capitalized and therefore may be more susceptible to product obsolescence.
Industrial Sector Risk	Certain of the Funds, through the implementation of their respective investment strategies, may from time to time invest a significant portion of their assets in the industrial sector. Stock prices for the types of companies included in the industrial sector are affected by supply and demand both for their specific product or service and for industrial sector products in general. Government regulation, world events and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies. Aerospace and defense companies, a component of the industrial sector, can be significantly affected by government spending policies because companies involved in this industry rely to a significant extent on U.S. and foreign government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental spending policies which are typically under pressure from efforts to control the U.S. (and other) government budgets. Transportation stocks, a component of the industrial sector, are cyclical and have occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs.
Investment in Investment Companies Risk

The High Income Alternatives Fund and its shareholders may incur the pro rata share of the expenses of the underlying investment companies or vehicles in which the Fund invests, such as investment advisory and other management expenses, and shareholders will incur the operating expenses of these investment vehicles. In addition, the Fund will be subject to those risks affecting the investment vehicle, including the effects of business and regulatory developments that affect an underlying investment company or vehicle or the investment company industry generally as well as the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Shares of investment vehicles that trade on an exchange may trade at a discount or premium from their net asset value. The purchase of shares of some investment companies (such as CEFs and ETFs) may require the payment of substantial premiums above the value of such companies’ portfolio securities or net asset values.

The High Income Alternatives Fund may, from time to time, invest a portion of its assets in investment companies advised by a sub-advisor, or an affiliate of the sub-advisor.

An underlying investment vehicle may buy the same securities that another underlying investment vehicle sells. If this happens, an investor in the High Income Alternatives Fund would indirectly bear the costs of these trades without accomplishing any investment purpose. In addition, certain of the underlying investment vehicles may hold common portfolio positions, thereby reducing the diversification benefits of an asset allocation style. The underlying investment vehicles may engage in investment strategies or invest in specific investments in which the Fund would not engage or invest directly.

The performance of those underlying investment vehicles, in turn, depends upon the performance of the securities in which they invest.

The underlying investment companies or other investment vehicles in which the High Income Alternatives Fund invests are often institutional funds owned by a small number of shareholders and are thus also subject to the risk that shareholders redeem their shares rapidly, which may adversely affect the performance and liquidity of the underlying investment vehicles and the High Income Alternatives Fund.

An investment by the High Income Alternatives Fund in ETFs generally presents the same primary risks as an investment in a mutual fund. In addition, an investment in an ETF may be subject to additional risk, including: the ETF’s shares may trade at a discount or premium relative to the net asset value of the shares; an active trading market may not develop for the ETF’s shares; the listing exchange may halt trading of the ETF’s shares; the ETF may fail to correctly track the referenced asset (if any); and the ETF may hold troubled securities in the referenced index or basket of investments. Shares of CEFs frequently trade at a discount to their net asset value. Investments in CEFs that elect to be regulated as BDCs may be subject to a high degree of risk.

Description of Principal Investment Risks	53

Description of Principal Investment Risks — (Continued)

BDCs typically invest in and lend to small and medium-sized private and certain public companies that may not have access to the public equity markets or capital raising. As a result, a BDC’s portfolio typically will include a substantial amount of securities purchased in private placements, and its portfolio may carry risks similar to those of a private equity or private debt fund. Securities that are not publicly registered may be difficult to value and may be difficult to sell at a price representative of their intrinsic value. Small and medium-sized companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on the value of their stock than is the case with a larger company. Some BDCs invest substantially, or even exclusively, in one sector or industry group and therefore carry risk of that particular sector or industry group. To the extent a BDC focuses its investments in a specific sector, the BDC will be susceptible to adverse conditions and economic or regulatory occurrences affecting the specific sector or industry group, which tends to increase volatility and result in higher risk. Investments in BDCs are subject to various other risks, including management’s ability to meet the BDC’s investment objective and to manage the BDC’s portfolio when the underlying securities are redeemed or sold, during periods of market turmoil and as investors’ perceptions regarding a BDC or its underlying investments change. BDC shares are not redeemable at the option of the BDC shareholder and, as with shares of other closed-end funds, they may trade in the secondary market at a discount to their NAV.

Investment in Loans Risk

The High Income Alternatives Fund may invest in loans, such as syndicated bank loans and other direct lending opportunities, senior floating rate loans, secured and unsecured loans, second lien or more junior loans, bridge loans, revolving credit facilities and unfunded commitments. Loans may incur some of the same risks as other debt securities, such as prepayment risk, credit risk, interest rate risk, liquidity risk and risks found with high yield securities. The terms of certain loan agreements may cause certain loans to be particularly sensitive to changes in benchmark interest rates. Although some loans are secured by collateral, the collateral may be difficult to liquidate and the value of the collateral can decline or be insufficient or unavailable to meet the obligation of the borrower. Certain loans have the benefit of restrictive covenants that limit the ability of the borrower to further encumber its assets or incur other debt obligations. To the extent a loan does not have such covenants, an investment in the loan may be particularly sensitive to the risks associated with loan investments. The Fund’s interest in a particular loan and/or in a particular collateral securing a loan may be subordinate to the interests of other creditors of the obligor. As a result, a loan may not be fully collateralized (and may be uncollateralized) and can decline significantly in value, which may result in the Fund not receiving payments to which it is entitled on a timely basis or at all. In addition, the Fund may have limited rights to exercise remedies against collateral or against an obligor when payments are delayed or missed.

Loans may offer a fixed rate or floating rate of interest. Loans may decline in value if their interest rates do not rise as much or as fast as interest rates in general. In addition, to the extent the High Income Alternatives Fund holds a loan through a financial intermediary, or relies on a financial intermediary to administer the loan, the Fund’s investment, including receipt of principal and interest relating to the loan, will be subject to the credit risk of the intermediary.

Loans are subject to the risk that the scheduled interest or principal payments will not be paid. Lower-rated loans and debt securities (those of less than investment grade quality) involve greater risk of default on interest and principal payments than higher-rated loans and securities. In the event that a non-payment occurs, the value of that obligation likely will decline. Loans and other debt instruments rated below “BBB” category by S&P or “Baa” category by Moody’s or unrated but assessed of similar quality are considered to have speculative characteristics and are commonly referred to as “junk bonds.” Junk bonds entail default and other risks greater than those associated with higher-rated securities.

Loans are vulnerable to market sentiment such that economic conditions or other events may reduce the demand for loans and cause their value to decline rapidly and unpredictably. Many loan interests are subject to restrictions on transfer that may limit the ability of the High Income Alternatives Fund to sell the interests at an advantageous time or price. Furthermore, while the resale, or secondary, market for loans is growing, it is currently limited. There is no organized exchange or board of trade on which loans are traded. Loans often trade in large denominations (typically $1 million and higher), and trades can be infrequent. The market has limited

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transparency so that information about actual trades may be difficult to obtain. Accordingly, some of the loans in which the Fund may invest will be relatively illiquid and difficult to value. Loans are often subject to restrictions on resale or assignment. The may have difficulty in disposing of loans in a favorable or timely fashion, which could result in losses to the Fund. Transactions in loans are often subject to long settlement periods (in excess of the standard T+2 days settlement cycle for most securities and often longer than seven days). As a result, sale proceeds potentially will not be available to the Fund to make additional investments or to use proceeds to meet its current redemption obligations. The Fund thus is subject to the risk of selling other investments at disadvantageous times or prices, taking other actions necessary to raise cash to meet its redemption obligations such as borrowing from a bank or holding additional cash.

Loans may be issued in connection with highly leveraged transactions, such as restructurings, leveraged buyouts, leveraged recapitalizations and acquisition financing. In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. Accordingly, such loans may be part of highly leveraged transactions and involve a significant risk that the borrower may default or go into bankruptcy or become insolvent. Bankruptcy or other court proceedings may delay, limit or negate the High Income Alternatives Fund’s ability to collect payments on its loan investments or otherwise adversely affect the Fund’s rights in collateral relating to the loan and the Fund may need to retain legal or similar counsel to help in seeking to enforce its rights. In addition, if the Fund holds certain loans, the Fund may be required to exercise its rights collectively with other creditors or through an agent or other intermediary acting on behalf of multiple creditors, and the value of the Fund’s investment may decline or otherwise be adversely affected by delays or other risks associated with such collective procedures.

The High Income Alternatives Fund values its assets on each business day that the New York Stock Exchange is open. However, because the secondary market for loans is limited and trading may be irregular, they may be difficult to value. Market quotations may not be readily available for some loans or may be volatile and/or subject to large spreads between bid and ask prices, and valuation may require more research than for other securities. In addition, elements of judgment may play a greater role in valuation than for securities with a more active secondary market, because there is less reliable, objective market value data available. In certain circumstances, the sub-advisor or its affiliates (including on behalf of clients other than the Fund) or the Fund may be in possession of material non-public information about a borrower as a result of its ownership of a loan and/or corporate debt security of a borrower. Because U.S. laws and regulations generally prohibit trading in securities of issuers while in possession of material, non-public information, the Fund might be unable to trade securities or other instruments issued by the borrower when it would otherwise be advantageous to do so and, as such, could incur a loss. In circumstances when the sub-advisor or the Fund determines not to receive non-public information about a borrower for loan investments, the Fund may be disadvantaged relative to other investors and the Fund may not take advantage of other investment opportunities that it may otherwise have. In addition, loans and other similar instruments may not be considered “securities” and, as a result, the Fund may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims. The sub-advisor or its affiliates may participate in the primary and secondary market for loans or other transactions with possible borrowers. As a result, the Fund may be legally restricted from acquiring some loans and from participating in a restructuring of a loan or other similar instrument.

Investment Selection Risk	The specific investments held in the Fund’s investment portfolio may underperform other funds in the same asset class or benchmarks that are representative of the general performance of the asset class because of a portfolio manager’s choice of securities.
Japanese Investment Risk

Japan may be subject to political, economic, nuclear and labor risks, among others. Any of these risks, individually or in the aggregate, can impact an investment made in Japan. The growth of Japan’s economy has recently lagged that of its Asian neighbors and other major developed economies. Since 2000, Japan’s economic growth rate has generally remained low relative to other advanced economies, and it may remain low in the future. The Japanese economy faces several concerns, including a financial system with large levels of nonperforming loans, overleveraged corporate balance sheets, extensive cross-ownership by major corporations, a changing corporate

Description of Principal Investment Risks	55

Description of Principal Investment Risks — (Continued)

governance structure, large government deficits, heavy dependence on international trade and oil and other commodity imports, an aging workforce and significant population decline, sometimes unpredictable national politics, political tensions with China, and natural disasters, such as earthquakes, volcanic eruptions, typhoons and tsunamis. Any of these concerns could negatively affect the value of Japanese investments.
Large Shareholder Purchase and Redemption Risk	The Equity Fund, the International Fund, the High Income Alternatives Fund, the SBH Focused Small Value Fund and the Oldfield International Value Fund are subject to the risk of large shareholder purchases and redemptions. A Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell its securities at times when it would not otherwise do so, which may negatively impact the Fund’s net asset value and liquidity. Similarly, large share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.
Leverage Risk	Leverage may result from certain transactions, including the use of derivatives and borrowing, particularly with respect to the Alternative Strategies Fund and the High Income Alternatives Fund. Although leverage creates an opportunity for increased income and gain, it also creates certain risks. For example, the use of leverage may cause the effect of an increase or decrease in the value of the Fund’s portfolio securities to be magnified and the Fund to be more volatile than if leverage was not used. Under normal circumstances, the Alternative Strategies Fund and the High Income Alternatives Fund may each borrow amounts up to one third of the value of its total assets except that it may exceed this limit to satisfy redemption requests or for other temporary purposes.
LIBOR Risk	LIBOR is used extensively in the U.S. and globally as a “benchmark” or “reference rate” for various commercial and financial contracts, including corporate and municipal bonds, bank loans, asset-backed and mortgage-related securities, interest rate swaps and other derivatives. For example, debt securities in which a Fund invests may pay interest at floating rates based on LIBOR or may be subject to interest caps or floors based on LIBOR. A Fund’s derivative investments may also reference LIBOR. In addition, issuers of instruments in which a Fund invests may obtain financing at floating rates based on LIBOR, and a Fund may use leverage or borrowings based on LIBOR. The head of the United Kingdom Financial Conduct Authority has announced the intention to phase out the use of LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation, there remains uncertainty regarding the impact on the Funds of the transition to a new reference rate. Abandonment of or modifications to LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments that reference LIBOR.
Liquidity and Valuation Risk	It may be difficult for the High Income Alternatives Fund to purchase and sell particular investments within a reasonable time at a fair price, or the price at which it has been valued by iM Global for purposes of the Fund’s net asset value, causing the Fund to be less liquid and unable to realize what iM Global believes should be the price of the investment. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time. These risks may be heightened for fixed-income instruments because of the near historically low interest rate environment as of the date of this prospectus. Based on its investment strategies, a significant portion of the High Income Alternatives Fund’s investments can be difficult to value and potentially less liquid and thus particularly prone to the foregoing risks.

56	Litman Gregory Funds Trust

Market Risk	The market prices of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value or become illiquid due to factors affecting securities markets generally or particular industries represented in the securities markets. The value or liquidity of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Securities may also decline or become illiquid due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline or become illiquid in value simultaneously. Natural disasters, public health emergencies (including pandemics and epidemics), terrorism and other global unforeseeable events may lead to instability in world economies and markets, may lead to increased volatility, and may have adverse long-term effects. The Funds cannot predict the effects of such unforeseeable events in the future on the economy, the markets or the Funds’ investments.
Merger Arbitrage Risk	The Alternative Strategies Fund is subject to merger arbitrage risk. Merger arbitrage seeks to profit from the successful completion of mergers, takeovers, tender offers, leveraged buyouts, spin offs, liquidations and other corporate reorganizations (each, a “deal”). The success of merger arbitrage depends on the discount between the deal price and the price of the target company’s stock after the deal is announced but before it is closed. If a proposed reorganization in which the Alternative Strategies Fund invests is renegotiated or terminated, the Fund may suffer a loss.
Mid-Sized Companies Risk	Securities of companies with mid-sized market capitalizations are generally more volatile and less liquid than the securities of large-capitalization companies. Mid-sized companies may be more reliant on a few products, services or key personnel, which can make it riskier than investing in larger companies with more diverse product lines and structured management. Mid-sized companies may have relatively short operating histories or may be newer public companies. Some of these companies have more aggressive capital structures, including higher debt levels, than large-cap companies, or are involved in rapidly growing or changing industries and/or new technologies, which pose additional risks.
Models and Data Risk	The Alternative Strategies Fund uses proprietary systematic and quantitative models as part of its investment strategies. These models may fail to identify profitable opportunities at any time. Furthermore, the models may incorrectly identify opportunities and these misidentified opportunities may lead to substantial losses for the Fund. Models may be predictive in nature and such models may result in an incorrect assessment of future events. Data used in the construction of models may prove to be inaccurate or stale, which may result in losses for the Fund.
Mortgage-Backed Securities Risk	The Alternative Strategies Fund and the High Income Alternatives Fund may invest in mortgage-backed securities. Mortgage-backed securities represent participation interests in pools of residential mortgage loans purchased from individual lenders by a federal agency or originated and issued by private lenders. The values of some mortgage-backed securities may expose these Funds to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of mortgage-related securities generally will decline; however, when interest rates are declining, the value of mortgage related-securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations. Mortgage-backed securities that are collateralized by a portfolio of mortgages or mortgage-related securities depend on the payments of principal and interest made by or through the underlying assets, which may not be sufficient to meet the payment obligations of the mortgage-backed securities.

Description of Principal Investment Risks	57

Description of Principal Investment Risks — (Continued)

Multi-Style Management Risk	Because portions of some Fund’s assets are managed by different portfolio managers using different styles/strategies, the Fund could experience overlapping security transactions. Certain portfolio managers may be purchasing securities at the same time that other portfolio managers may be selling those same securities, which may lead to higher transaction expenses compared to a Fund using a single investment management style. iM Global’s and the sub-advisors’ judgments about the attractiveness, value and potential appreciation of a particular asset class or individual security in which a Fund invests may prove to be incorrect, and there is no guarantee that iM Global’s or a sub-advisor’s judgment will produce the desired results. In addition, a Fund may allocate its assets so as to under- or over-emphasize certain strategies or investments under market conditions that are not optimal, in which case the Fund’s value may be adversely affected.
Operational Risk	Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes. Various operational events or circumstances are outside the Advisor’s or Sub-Advisor’s control, including instances at third parties. The Funds, the Advisor and the Sub-Advisors seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Portfolio Turnover Risk	High portfolio turnover involves correspondingly greater expenses, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which may result in adverse tax consequences to a Fund’s shareholders. Certain of a Fund’s investment strategies may result in it having higher portfolio turnover rates. Higher portfolio turnover may cause a Fund to experience increased transaction costs, dealer markups, brokerage expenses and other acquisition costs, and may cause shareholders to incur increased taxes on their investment in a Fund as compared to shareholders in investment companies that hold investments for longer periods. The portfolio managers do not consider portfolio turnover rate a limiting factor in making investment decisions on behalf of a Fund consistent with its investment objective and policies. Variations in portfolio turnover rates may be due to fluctuations in shareholder purchase, exchange and redemption transactions, market conditions or changes in the portfolio manager’s outlook.
Public Health Emergency Risk and Impact of the Coronavirus (COVID-19)

Pandemics and other local, national, and international public health emergencies, including outbreaks of infectious diseases such as SARS, H1N1/09 Flu, the Avian Flu, Ebola and the current outbreak of the novel coronavirus (“COVID-19”), can result, and in the case of COVID-19 has resulted and may continue to result, in market volatility and disruption, and any similar future emergencies may materially and adversely impact economic production and activity in ways that cannot be predicted, all of which could result in substantial investment losses.

This outbreak has caused a worldwide public health emergency, straining healthcare resources and resulting in extensive and growing numbers of infections, hospitalizations and deaths. In an effort to contain COVID-19, local, regional, and national governments, as well as private businesses and other organizations, have imposed and continue to impose severely restrictive measures, including instituting local and regional quarantines, restricting travel (including closing certain international borders), prohibiting public activity (including “stay-at-home,” “shelter-in-place,” and similar orders), and ordering the closure of a wide range of offices, businesses, schools, and other public venues. Consequently, COVID-19 has significantly diminished and disrupted global economic production and activity of all kinds and has contributed to both volatility and a severe decline in financial markets.

The ultimate impact of COVID-19, including new variants of the underlying virus, on global economic conditions, and on the operations, financial condition, and performance of any particular market, industry or business, is impossible to predict. However, ongoing and potential additional materially adverse effects, including further global, regional and local economic downturns (including recessions) of indeterminate duration and severity, are possible. The ongoing COVID-19 crisis and any other public health emergency could have a significant adverse impact on the Funds’ investments and result in significant investment losses.

Sector Weightings Risk	To the extent that a Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single sector. By focusing its investments in a particular sector, a Fund may face more risks than if it were diversified broadly over numerous sectors.

58	Litman Gregory Funds Trust

Short Sale Risk	Each Fund may sell securities short. A Fund may suffer a loss if it sells a security short and the value of the security does not go down as expected. The risk of loss is theoretically unlimited if the value of the security sold short continues to increase. Short sales expose the Fund to the risk that it may be compelled to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. The Fund’s investment performance may also suffer if it is required to close out a short position earlier than it had intended. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing. These expenses may negatively impact the performance of the Fund. To meet current margin requirements, a Fund is required to deposit with the broker additional cash or securities so that the total deposit with the broker is maintained daily at 150% of the current market value of the securities sold short.
Smaller Companies Risk	Securities of companies with smaller market capitalizations are generally more volatile and less liquid than the securities of large-capitalization companies. Small- and mid-sized companies may be more reliant on a few products, services or key personnel, which can make it riskier than investing in larger companies with more diverse product lines and structured management. Smaller companies may have no or relatively short operating histories or may be newer public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies, which pose additional risks.
Special Situations Risk	Investments in special situations (undervalued equities, merger arbitrage situations, distressed companies, etc.) may involve greater risks when compared to other investments a Fund may make due to a variety of factors. For example, mergers, acquisitions, reorganizations, liquidations or recapitalizations may fail or not be completed on the terms originally contemplated, and expected developments may not occur in a timely manner, if at all.
Technology Sector Risk	Certain of the Funds, through the implementation of their respective investment strategies, may from time to time invest a significant portion of their assets in the technology sector. The technology sector is a very volatile segment of the market. The nature of technology is that it is rapidly changing. Therefore, products or services that may initially look promising may subsequently fail or become obsolete. In addition, many technology companies are younger, smaller and unseasoned companies which may not have established products, an experienced management team, or earnings history.
TBAs and Dollar Rolls Risk	TBA and dollar roll transactions present special risks to the Alternative Strategies Fund. Although the particular TBA securities must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on a forward commitment basis will ultimately be issued or delivered by the counterparty. During the settlement period, the Fund will still bear the risk of any decline in the value of the security to be delivered. TBAs and other forward settling securities involve leverage because they can provide investment exposure in an amount exceeding the fund’s initial investment. Leverage can magnify investment risks and cause losses to be realized more quickly. While dollar roll transactions involve the simultaneous purchase and sale of substantially similar TBA securities with different settlement dates, these transactions do not require the purchase and sale of identical securities so the characteristics of the security delivered to the Fund may be less favorable than the security delivered to the dealer.
Unfavorable Tax Treatment Risk	Various types of investments in which the Alternative Strategies Fund and the High Income Alternatives Fund may invest, including derivatives, mortgage related securities, and REITs, may cause the Fund’s returns to be in the form of net investment income or short-term capital gains, some of which may be distributed to shareholders and taxed at ordinary income tax rates. Therefore, shareholders may have a greater need to pay regular taxes than compared to other investment strategies that hold investments longer. Due to this investment strategy, it may be preferable for certain shareholders to invest in the Fund through pre-tax or tax-deferred accounts as compared to investment through currently taxable accounts. Potential shareholders are encouraged to consult their tax advisors in this regard.

Description of Principal Investment Risks	59

Description of Principal Investment Risks — (Continued)

U.S. Government and U.S. Agency Obligations Risk	U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. As a result, there is a risk that these entities will default on a financial obligation. For instance, securities issued by Ginnie Mae are supported by the full faith and credit of the U.S. government. Securities issued by Fannie Mae and Freddie Mac are supported only by the discretionary authority of the U.S. government. However, the obligations of Fannie Mae and Freddie Mac have been placed into conservatorship until the entities are restored to a solvent financial condition. Securities issued by the Student Loan Marketing Association or “Sallie Mae” are supported only by the credit of that agency.
Value Stock Risk	Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of the manager, undervalued. The value of a security believed by the manager to be undervalued may never reach what is believed to be its full (intrinsic) value, or such security’s value may decrease.

60	Litman Gregory Funds Trust

Fund Management and Investment Styles

The Adviser, Multi-Manager Issues & Fees

The Advisor

The Funds are managed by iM Global Partner Fund Management, LLC (“iM Global”), 1676 N. California Blvd., Suite 500, Walnut Creek, California 94596. iM Global is an affiliate of iM Global Partner US LLC (“iMGPUS”), an SEC-registered investment advisory firm. Pursuant to a shared services agreement, advisory personnel of iMGPUS provide certain services to the Funds. iM Global has overall responsibility for assets under management, recommends the selection of managers as sub-advisors of the Funds (each, a “manager” or “sub-advisor”) to the Board of Trustees (the “Board”) of the Litman Gregory Funds Trust (the “Trust”), evaluates the performance of the managers, monitors changes at the managers’ organizations that may impact their abilities to deliver superior future performance, determines when to rebalance the managers’ assets and the amount of cash equivalents (if any) that may be held in addition to cash in each of the managers’ sub-portfolios, coordinates with the managers with respect to diversification and tax issues and oversees the operational aspects of the Funds.

Jeremy DeGroot is Chairman of the Board of Trustees and President of the Trust, the Portfolio Manager of the Alternative Strategies Fund, and a Co-Portfolio Manager of the Equity Fund, High Income Alternatives Fund, International Fund, SBH Focused Small Value Fund and Oldfield International Value Fund. He is also a Principal and Member of Litman Gregory Wealth Management, LLC (“Litman Gregory”), a research-oriented money management firm that wholly owns and provides research to iM Global , and serves as its Chief Investment Officer. Prior to joining Litman Gregory in 1999, DeGroot was a Manager in KPMG Peat Marwick’s Economic Consulting Services practice in 1998. From 1989 to 1997, he was a Senior Economist with the Law & Economics Consulting Group, Inc., providing economics and financial analysis to Fortune 500 clients. He has a Master’s degree in Economics from the University of California Berkeley.

Jack Chee is an Assistant Secretary of the Trust and the Co-Portfolio Manager of the Equity Fund, the High Income Alternatives Fund and the SBH Focused Small Value Fund. He is also a Principal and Member of Litman Gregory and serves as a Senior Research Analyst at the Advisor. Prior to joining Litman Gregory in 2000, Chee was a Mutual Fund Analyst with Value Line Mutual Fund Survey. He has a BS degree in Mechanical Engineering from Drexel University.

Jason Steuerwalt is an Assistant Secretary of the Trust and a Senior Research Analyst at the Advisor and the Co-Portfolio Manager of the Alternative Strategies Fund and the High Income Alternatives Fund. He is also a Principal and Member of Litman Gregory. Prior to joining Litman Gregory in 2013, Steuerwalt was a Vice President with Hall Capital Partners, focusing on absolute return hedge funds and opportunistic/private credit strategies.

Kiko Vallarta is an Assistant Secretary of the Trust and the Co-Portfolio Manager of the International Fund and the Oldfield International Value Fund. He is also a VP – Portfolio Management of Litman Gregory and serves as a Senior Research Analyst at the

Advisor. Prior to joining Litman Gregory in 2012, Vallarta was an associate at a San Diego-based registered investment adviser, providing investment analysis and client support to their team of investment advisors. He has a BS degree in Finance from San Diego State University, a MS degree in Financial Analysis and Investment Management from St. Mary’s College of California and is a CFA® charter holder.

DeGroot, Chee, Steuerwalt and Vallarta are the individuals at iM Global primarily responsible for monitoring the day-to-day activities of the portfolio managers at the sub-advisors and for overseeing all aspects of iM Global’s responsibilities with respect to the Funds.

Asset Level Limitations

iM Global believes that high levels of assets under management can be detrimental to certain investment strategies. iM Global also believes that relatively low levels of assets under management can provide flexibility to skilled investment managers that under certain circumstances may contribute positively to returns. It is iM Global’s belief that asset levels are particularly relevant to the Funds given their concentrated investment strategy. Because of this belief, each of the Funds may be closed to new shareholders, with certain exceptions approved by the Board, at asset levels that iM Global and the sub-advisors believe to be optimal in allowing for a high degree of flexibility on a per-sub-advisor basis. Alternatively, additional sub-advisors may be added to the Funds to expand capacity in order to avoid closing to new shareholders or to avoid “hard closing” to existing shareholders. iM Global will add a new sub-advisor only if, in its opinion, the sub-advisor has the exceptional stock-picking skill and other traits iM Global requires of the existing managers.

Sub-Advisor Evaluation and Selection

iM Global is responsible for hiring and removing sub-advisors. Before hiring a sub-advisor, iM Global performs extensive due diligence. This includes quantitative and qualitative analysis, including (but not limited to) an evaluation of: the investment process, the consistency of its execution and discipline; individual holdings; strategies employed, past mistakes, risk controls, team depth and quality; operations and compliance; and business focus and vision. iM Global’s evaluation process includes review of literature and documents, quantitative historical performance evaluation, extensive discussions with members of the investment team and firm management and background checks through industry contacts. Each of the sub-advisor’s management fee is also an important consideration. It is iM Global’s objective to hire sub-advisors who it believes are skilled and can deliver strong market cycle returns when taking risk into account. iM Global defines a “market cycle” as the movement from a period of increasing prices and strong performance, or bull market, through a period of weak performance and falling prices, or bear market, and back again to new strength. A full market cycle is usually three to five years, but can vary considerably. The top of a cycle is called a peak and the bottom a trough. iM Global generally assesses the long-term growth of an investment by considering the increase in

Fund Management and Investment Styles	61

Fund Management and Investment Styles — (Continued)

the value of the investment over a period greater than five years. For the Alternative Strategies Fund and the High Income Alternatives Fund, iM Global will favor managers who it believes focus on markets or investment strategies that are inherently low risk on an absolute basis or relative to their return potential; and managers who have a clearly risk-sensitive mindset in executing their portfolio strategy. Generally, iM Global prefers managers who it believes will be able to add value through security selection and from tactical allocations to securities, markets or strategies at times when it believes such allocations are compelling from a risk/return perspective. iM Global is responsible for the general overall supervision of the sub-advisors along with allocating the portfolio’s assets for their investment decisions as well as rebalancing the portfolio as necessary from time to time.

Multi-Manager Issues

More on Multi-Style Management: The investment methods used by the managers in selecting securities for the Funds vary. The segment of each Fund’s portfolio managed by a manager will, under normal circumstances, differ from the segments managed by the other managers with respect to portfolio composition, turnover, issuer capitalization and issuer financial condition. Because security selections are made independently by each manager, it is possible that a security held by one portfolio segment may also be held by other portfolio segments of the Funds or that several managers may simultaneously favor the same industry segment. iM Global monitors the overall portfolio on an ongoing basis to ensure that such overlaps do not create an unintended industry concentration or result in lack of diversification.

iM Global is responsible for establishing the target allocation of Fund assets to each manager and may adjust the target allocations at its discretion. Market performance may result in allocation drift among the managers of a Fund. iM Global is responsible for periodically rebalancing the portfolios, the timing and degree of which will be determined by iM Global. Each manager independently selects the brokers and dealers to execute transactions for the segment of a Fund being managed by that manager. iM Global may at its discretion allow a manager to hold fewer or more than the specified number of holdings in its portfolio. The number of holdings may be the result of a manager’s investment decision, an involuntary spin-off by one of the companies held in the portfolio, the payment of a stock dividend or split in a separate class of stock, or a timing mismatch when buying or selling a portfolio security while selling or establishing a position in an existing security.

At times, allocation adjustments in the Alternative Strategies Fund may be considered tactical with over- or under-allocations to certain managers based on iM Global’s assessment of the risk and return potential of each manager’s strategy at that point in time. Manager allocations are also influenced by each manager’s historical returns and volatility, which are assessed by examining the performance of strategies run by the managers in their private (hedge) funds or other accounts that iM Global believes to be similar to those that will be used for the Alternative Strategies Fund. iM Global has analyzed the individual and combined performance of the Alternative Strategies Fund’s managers in a variety of investment environments.

In the event a manager ceases to manage a segment of a Fund’s portfolio, iM Global will select a replacement manager or allocate the assets among the remaining managers. The securities that were held in the departing manager’s segment of the Fund’s portfolio may be allocated to and retained by another manager of the Fund or will be liquidated in an orderly manner, taking into account various factors, which may include but are not limited to the market for the security and the potential tax consequences. iM Global may also add additional managers in order to increase Fund diversification or capacity.

The SAI provides additional information about the compensation of each portfolio manager at each sub-advisor, other accounts managed by each portfolio manager, and each such portfolio manager’s ownership of securities of the Funds.

Temporary Defensive Positions: Under unusual market conditions or for temporary defensive purposes, a substantial part of each Fund’s total assets may be invested in cash or short-term, high-quality debt securities. To the extent that a Fund assumes a temporary defensive position, it may not achieve its investment objective during that time. Defensive positions may be initiated by the individual portfolio managers or by iM Global.

Multi-Manager Exemptive Order: The Trust and iM Global have obtained an exemptive order from the SEC that permits iM Global, subject to certain conditions, to hire, terminate and replace managers with the approval of the Board only and without shareholder approval. Within 60 days of the hiring of any new manager or the implementation of any proposed material change in a sub-advisory agreement with an existing manager, shareholders will be furnished information about the new manager or sub-advisory agreement that would be included in a proxy statement. The order also permits a Fund to disclose sub-advisory fees only in the aggregate in its registration statement. Pursuant to the order, shareholder approval is required before iM Global enters into any sub-advisory agreement with a manager that is affiliated with the Funds or iM Global.

Portfolio Holdings Information

A description of the Funds’ policies and procedures regarding disclosure of the Funds’ portfolio holdings can be found in the SAI, which can be obtained free of charge by contacting the Funds’ transfer agent (the “Transfer Agent”) at 1-800-960-0188.

Advisory Fees

Each Fund pays a monthly investment advisory fee to iM Global based on that Fund’s average daily net assets. The table below

62	Litman Gregory Funds Trust

illustrates the base fee rates payable to iM Global and the reduced fee rates payable on assets in excess of certain levels (breakpoints).

Fund	Advisory Fee (as a percentage of net assets)
Equity Fund	First $750 million	1.10%
	Over $750 million	1.00%
International Fund	First $1 billion	1.10%
	Over $1 billion	1.00%
Alternative Strategies Fund	Up to $2 billion	1.40%
	Between $2 and $3 billion	1.30%
	Between $3 and $4 billion	1.25%
	Over $4 billion	1.20%
High Income Alternatives Fund	Up to $1 billion	0.95%
	Between $1 and $2 billion	0.925%
	Between $2 and $3 billion	0.90%
	Between $3 and $4 billion	0.875%
	Over $4 billion	0.85%
SBH Focused Small Value Fund	All net assets	1.00%
Oldfield International Value Fund	All net assets	0.70%
Dolan McEniry Corporate Bond Fund	All net assets	0.50%

iM Global, not the Funds, is responsible for payment of the sub-advisory fees to the managers, each of whom is compensated monthly on the basis of the assets committed to its individual discretion. As of March 31, 2022, based on the assets of each Fund and the asset allocation targets, iM Global pays fees to the sub-advisors as follows, which may change in the future because assets and allocations will fluctuate:

Fund	Aggregate Annual Fee Rates iM Global Pays to Sub-Advisors
Equity Fund	0.608%
International Fund	0.473%
Alternative Strategies Fund	0.623%
High Income Alternatives Fund	0.390%
SBH Focused Small Value Fund	0.732%
Oldfield International Value Fund	0.350%
Dolan McEniry Corporate Bond Fund	0.330%

Through April 30, 2023, pursuant to a Restated Contractual Advisory Fee Waiver Agreement, most recently amended effective as of June 1, 2021 (the “Fee Waiver Agreement”), iM Global has agreed to waive a portion of its advisory fees for each Fund as follows: for the Equity Fund, iM Global has agreed to waive a portion of its advisory fees so that after paying all of the sub-advisory fees, the net advisory fee as a percentage of the Equity Fund’s daily net assets retained by iM Global is 0.40% on the first $750 million of the Equity Fund’s assets and 0.30% for assets over $750 million; for the International Fund, iM Global has agreed to waive a portion of its advisory fees so that after paying all of the sub-advisory fees, the net advisory fee as a percentage of the International Fund’s daily net assets retained by iM Global is

0.40% on the first $1 billion of the International Fund’s assets and 0.30% for assets over $1 billion; for the Alternative Strategies Fund, iM Global has agreed to waive a portion of its advisory fees so that after paying all of the sub-advisory fees, the net advisory fee as a percentage of the Alternative Strategies Fund’s daily net assets retained by iM Global is 0.50% on the first $2 billion of the Alternative Strategies Fund’s assets, 0.40% of the next $1 billion of the Alternative Strategies Fund’s assets, 0.35% of the next $1 billion of the Alternative Strategies Fund’s assets and 0.30% on assets over $4 billion; and for the High Income Alternatives Fund, iM Global has agreed to waive a portion of its advisory fees so that after paying all of the sub-advisory fees, the net advisory fee as a percentage of the High Income Alternatives Fund’s daily net assets retained by iM Global is 0.40% on the first $1 billion of assets, 0.375% on the next $1 billion of assets, 0.35% on the next $1 billion of assets, 0.325% on the next $1 billion of assets and 0.30% on assets in excess of $4 billion. This agreement may be terminated at any time by the Board of Trustees of the iM Global Funds Trust (the “Trust”) upon sixty (60) days’ written notice to iM Global, and iM Global may decline to renew this agreement at its expiration on April 30, 2023 by written notice to the Trust at least thirty (30) days before the agreement’s annual expiration date. iM Global has waived its right to receive reimbursement of the portion of its advisory fees waived pursuant to the Fee Waiver Agreement.

Pursuant to an Operating Expenses Limitation Agreement (the “Expenses Limitation Agreement”), iM Global has agreed to limit the operating expenses of the High Income Alternatives Fund, through April 30, 2023 (unless otherwise sooner terminated), to an annual rate of 0.98%. Any fee waiver or expense reimbursement made by iM Global pursuant to the Expenses Limitation Agreement is subject to the repayment by the High Income Alternatives Fund only within three (3) years, provided that the repayment does not cause the Fund’s annual expense ratio to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of repayment, and the repayment is approved by the Board. Operating expenses referred to in this and the following paragraph include management fees payable to iM Global but exclude any taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, borrowing costs (including commitment fees), dividend expenses, acquired fund fees and expenses and extraordinary expenses such as but not limited to litigation costs.

Pursuant to an Operating Expenses Limitation Agreement (the “Expenses Limitation Agreement”), iM Global has agreed to limit the operating expenses of the SBH Focused Small Value Fund, through April 30, 2023 (unless otherwise sooner terminated), to an annual rate of 1.15% (the “SBH Expense Cap”). Any fee waiver or expense reimbursement made by iM Global pursuant to the Expenses Limitation Agreement is subject to the repayment by the SBH Focused Small Value Fund only within three (3) years, provided that the repayment does not cause the Fund’s annual expense ratio to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of repayment, and the repayment is approved by the Board.

Fund Management and Investment Styles	63

Fund Management and Investment Styles — (Continued)

Operating expenses referred to in this and the following paragraph include management fees payable to iM Global but exclude any taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, borrowing costs (including commitment fees), dividend expenses, acquired fund fees and expenses and extraordinary expenses such as but not limited to litigation costs.

The SBH Focused Small Value Fund’s Sub-Advisor has agreed to participate in the limitation of SBH Focused Small Value Fund operating expenses by waiving a portion of its sub-advisory fees until the second anniversary of the effective date of the Investment Sub-Advisory Fee Waiver Agreement. Further, the Sub-Advisor will have no obligation to waive fees in any month in which (i) the average net assets of the SBH Focused Small Value Fund for that month are equal to or greater than $250 million or (ii) the Fund’s actual annualized operating expenses do not exceed the annual SBH Expense Cap.

Pursuant to an Operating Expenses Limitation Agreement (the “Expenses Limitation Agreement”), iM Global has agreed to limit the operating expenses of the Oldfield International Value Fund, through April 30, 2023 (unless otherwise sooner terminated), to an annual rate of 0.94% (the “Oldfield Expense Cap”). Any fee waiver or expense reimbursement made by iM Global pursuant to the Expenses Limitation Agreement is subject to the repayment by the Oldfield International Value Fund only within three (3) years, provided that the repayment does not cause the Fund’s annual expense ratio to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of repayment, and the repayment is approved by the Board. Operating expenses referred to in this and the following paragraph include management fees payable to iM Global but exclude any taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, borrowing costs (including commitment fees), dividend expenses, acquired fund fees and expenses and extraordinary expenses such as but not limited to litigation costs.

The Oldfield International Value Fund’s Sub-Advisor has agreed to participate in the limitation of Oldfield International Value Fund operating expenses by waiving a portion of its sub-advisory fees until the second anniversary of the effective date of the Investment Sub-Advisory Fee Waiver Agreement. Further, the Sub-Advisor will have no obligation to waive fees in any month in which (i) the average net assets of the Oldfield International Value Fund for that month are equal to or greater than $250 million or (ii) the Fund’s actual annualized operating expenses do not exceed the annual Oldfield Expense Cap.

Pursuant to an Operating Expenses Limitation Agreement (the “Expenses Limitation Agreement”), iM Global has agreed to waive its management fees and/or reimburse the Dolan McEniry Corporate Bond Fund to ensure that the Total Annual Fund Operating Expenses (excluding any front-end or contingent deferred loads, Rule 12b-1 plan fees, shareholder servicing plan fees, taxes, leverage (i.e., any expenses incurred in connection with borrowings made by the Fund), interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transactional expenses incurred in connection with any merger or reorganization, dividends or interest on short positions, acquired fund fees and expenses or extraordinary expenses such as litigation (collectively, “Excludable Expenses”)) do not exceed 0.70% and 1.05% of the Dolan McEniry Corporate Bond Fund’s average daily net assets through April 30, 2023 for the Institutional Class shares and the Investor Class shares, respectively. To the extent the Dolan McEniry Corporate Bond Fund incurs Excludable Expenses, Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement will exceed 0.70% and 1.05%, respectively. This agreement may be renewed for additional periods of one (1) year and may be terminated by the Board of the Trust upon sixty (60) days’ written notice to iM Global. iM Global may also decline to renew this agreement by written notice to the Trust at least thirty (30) days before the renewal date. iM Global may request recoupment of previously waived fees and paid expenses from the Fund for up to three years from the date such fees and expenses were waived or paid, if such reimbursement will not cause the Fund’s total expense ratio to exceed the lesser of: (1) the expense limitation in place at the time of the waiver and/or expense payment; or (2) the expense limitation in place at the time of the recoupment.

In 2021, the advisory fees paid and net fees retained by iM Global with respect to the Funds, after fee waivers, expense reimbursements and breakpoint adjustments (collectively, “Fee Adjustments”), were as follows:

Fund	2021 Advisory Fees Paid by the Fund after Fee Adjustments	2021 Aggregate Sub-Advisory Fees Paid by iM Global to Sub-Advisors	2021 Net Advisory Fees Retained by iM Global after Fee Adjustments and Payments to Sub-Advisors
Equity Fund	0.966%	0.566%	0.400%
International Fund	0.875%	0.475%	0.400%
Alternative Strategies Fund	1.121%	0.621%	0.500%
High Income Alternatives Fund	0.485%	0.392%	0.094%
SBH Focused Small Value Fund	0.669%	0.493%	0.175%
Oldfield International Value Fund	0.12%	0.06%	0.06%
Dolan McEniry Corporate Bond Fund	0.24%	0.33%	(0.09)%

A discussion regarding the Board’s basis for approving the Funds’ investment advisory agreements with iM Global and each sub-advisor is included in the Funds’ Annual Report to Shareholders for the fiscal year ended December 31, 2021.

64	Litman Gregory Funds Trust

iMGP Equity Fund – Sub-Advisors

The Equity Fund’s five sub-advisors (six portfolio segments) emphasize different stock-picking styles and invest in stocks spanning a range of market capitalizations. iM Global believes that during any given year certain stock-picking styles will generate higher returns than comparable market indexes, while others will lag. By including a variety of stock-picking styles in this single mutual fund, iM Global believes that the variability and volatility of returns can be lessened.

iM Global’s strategy is to allocate the portfolio’s assets among the managers who, based on iM Global’s research, are judged to be among the best in their respective style groups. There is no minimum or maximum allocation of the Fund’s portfolio assets to each portfolio segment. The portfolio managers manage their individual portfolio segments by building a focused portfolio representing their highest-confidence stocks. Under normal market conditions, the Equity Fund invests at least 80% of the Equity Fund’s net assets, plus the amount of any borrowings for investment purposes, in equity securities. This investment policy may be changed by the Board without shareholder approval, but shareholders would be given at least 60 days’ notice if any change occurs. Under normal conditions, each portfolio segment typically includes a minimum of 5 and a maximum of 15 securities. A portfolio segment may occasionally hold more than 15 securities. Though the total number of securities the Equity Fund may hold at any point in time will vary, it is generally expected that the Equity Fund will hold between 60 and 100 securities. The target allocation of assets to the portfolio segments was designed with the specific objective of maintaining significant exposure to stocks of large- and mid-sized companies with a greater emphasis on U.S. domiciled companies.

The following table provides a description of the Equity Fund’s five sub-advisors (six portfolio segments) and their target levels of assets. Asset levels will fluctuate and it is at the discretion of iM Global to re-balance the asset allocations. A detailed discussion of the management structure of the Equity Fund follows the table.

PORTFOLIO MANAGER(S)/SUB- ADVISOR	TARGET ASSET ALLOCATION	MARKET CAPITALIZATION OF COMPANIES IN PORTFOLIO	STOCK-PICKING STYLE
Christopher C. Davis Danton Goei Davis Selected Advisers, L.P.	15%	Mostly large companies	Blend
Patrick J. English, CFA Jonathan T. Bloom, CFA Fiduciary Management, Inc.	15%	All sizes	Blend
Clyde S. McGregor, CFA Harris Associates L.P.	15%	All sizes, but mostly large- and mid-sized companies	Value
William C. Nygren, CFA Harris Associates L.P.	15%	Mostly large and mid-sized companies	Value
Scott Moore, CFA Chad Baumler, CFA Nuance Investments, LLC	15%	All sizes	Value
A. Michael Sramek, CFA Sands Capital Management, LLC	25%	All sizes, but mostly large- and mid-size companies	Growth

iMGP Equity Fund Portfolio Managers

Christopher C. Davis

Danton Goei

Davis Selected Advisers, L.P.

2949 East Elvira Road, Suite 101

Tucson, AZ 85756

Christopher C. Davis and Danton Goei are the portfolio managers for the segment of the Equity Fund’s assets managed by Davis Selected Advisers, L.P. (“Davis Advisors”). Davis has served as a Portfolio Manager of Davis New York Venture Fund since October 1995, and also manages other equity funds advised by Davis Advisors. Davis served as Assistant Portfolio Manager and Research Analyst working with Shelby M.C. Davis from September 1989 through September 1995. Goei has served as a Portfolio Manager of Davis New York Venture Fund since January 2014 and also manages other equity funds advised by Davis Advisors. Goei started with Davis Advisors as a Research Analyst in 1998. Davis Advisors has been a sub-advisor to the Equity Fund since 1996.

Approximately 15% of the Equity Fund’s assets are managed by Davis Advisors. Davis Advisors manages equity funds using the “Davis Investment Discipline.” Davis Advisors conducts extensive research to try to identify businesses that possess characteristics that Davis Advisors believes foster the creation of long-term value, such as proven management, a durable franchise and business model, and sustainable competitive advantages. Davis Advisors aims to invest in such businesses when they are trading at discounts to their intrinsic worth. Davis Advisors emphasizes individual stock selection and believes that the ability to evaluate management is critical. Davis Advisors routinely visits managers at their places of business in order to gain insight into the relative value of different businesses. Such research, however rigorous, involves predictions and forecasts that are inherently uncertain.

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iMGP Equity Fund – Sub-Advisors — (Continued)

Over the years, Davis Advisors has developed a list of characteristics that it believes help companies to create shareholder value over the long term and manage risk. While few companies possess all of these characteristics at any given time, Davis Advisors searches for companies that demonstrate a majority or an appropriate mix of these characteristics:

Competitive Advantages

•	Non-Obsolescent products

•	Dominant or growing market share

•	Global presence and powerful brands

First-Class Management

•	Proven track record

•	Significant alignment of interests in business

•	Intelligent allocation of capital

Financial Strength

•	Strong balance sheet

•	Low cost structure

•	High returns on invested capital

After determining which companies Davis Advisors believes an account should own, it then turns its analysis to determining the intrinsic value of those companies’ equity securities. Davis Advisors seeks equity securities that can be purchased at attractive valuations relative to their intrinsic value. Davis Advisors’ goal is to invest in companies for the long term. Davis Advisors considers selling a company’s equity securities if the securities’ market price exceeds Davis Advisors’ estimates of intrinsic value, or if the ratio of the risks and rewards of continuing to own the company’s equity securities is no longer attractive.

Patrick J. English, CFA

Jonathan T. Bloom, CFA

Fiduciary Management, Inc.

100 E. Wisconsin Avenue

Milwaukee, WI 53202

Patrick J. English and Jonathan T. Bloom are co-portfolio managers for the segment of the Equity Fund’s assets managed by Fiduciary Management, Inc. (“Fiduciary” or “FMI”). English joined Fiduciary in 1986. He is the Chairman, Chief Executive Officer and Chief Investment Officer and a partner of Fiduciary and is a member of the Portfolio Management Committee. English and Bloom serve as the co-heads of equity research, and they work with Fiduciary’s analysts in vetting new research ideas. Prior to joining Fiduciary, English was a research analyst with Dodge & Cox from 1985 to 1986. Bloom joined Fiduciary in 2010. He is the Director of Research and a partner of Fiduciary and is a member of Fiduciary’s Portfolio Management Committee. Prior to joining Fiduciary, Bloom was in the Applied Value Investing Program at Columbia Business School from 2008 to 2009. Fiduciary has been a sub-advisor to the Equity Fund since 2013.

Approximately 15% of the Equity Fund’s assets are managed by Fiduciary. Fiduciary seeks to buy companies that have durable franchises (i.e., franchises that can survive difficult times) and whose common stock is trading below FMI’s estimated intrinsic value of the company. FMI’s investment process has always focused on evaluating three attributes of a company: the quality of the business model, the valuation, and the quality of management.

Assessing the quality of a business is a primary research focus. Fiduciary defines a good business model as one that has a defensible niche and that can survive the ups and downs of a business cycle. In a defensible niche, FMI looks for companies with a high degree of recurring revenue, a well-established customer base, and/or sustainable competitive advantage. Typically, businesses that meet these characteristics are well-established with modest growth profiles. The FMI investment team will review historical SEC filings and shareholder reports to understand a company’s business model, and, where necessary, adjust a company’s investment capital base for illegitimate write-offs (due to bad acquisitions, for example) to get a reliable picture of a company’s historical return on invested capital (“ROIC”). Then the team will conduct a deeper analysis of the drivers of a company’s ROIC such as revenue growth, margins, capital expenditure etc., going back at least 20 quarters. In addition, they will meet with and/or have conference calls with management of the company, as well as its suppliers, competitors, and customers.

FMI’s work on a company’s business model and quality helps identify which valuation metrics (such as Price/Earnings (“P/E”), Enterprise Value (EV) to Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA), Price/Sales (P/S), etc.) should be utilized for estimating a company’s intrinsic value. This work is also valuable in assessing whether or not the business model has changed significantly over time, making historical comparisons irrelevant. If that is the case, FMI will analyze the trading of a stock based on various valuation metrics over a 10- to 20-year time period, relative to the broad market and its peers, across different economic cycles, and with different underlying company fundamentals such as margins, top-line growth, competitive positioning, capital intensity of the business, etc.

This historical valuation analysis may be supplemented by other valuation techniques, such as sum-of-the-parts analysis (i.e., valuing different pieces of a business separately) and valuation based on private- and public-market transaction data (for example, valuation multiples used in an acquisition), which may assume greater importance when historical comparisons are less relevant, such as where business models have changed or management strategy has shifted. FMI is not looking for a specific discount to its estimate of intrinsic value, but if its valuation analysis suggests that a stock is undervalued, in absolute terms and/or in relation to its future profitability (ROIC in this case), and downside risks are limited, then the stock is a strong candidate for purchase. In general, FMI does not aim to be precise (just approximately correct) with its valuation analysis and will come up with price-target ranges over three to five years. These price targets are generally within a narrow range, and they guide FMI on when to trim or sell a stock.

66	Litman Gregory Funds Trust

FMI also focuses on areas that company management can control. Therefore, FMI will look at the backgrounds of management teams. This may involve: assessing their experience and track record; reviewing proxy statements to assess whether management compensation and incentives are in line with shareholder interests; evaluating past management decisions to assess whether or not those decisions enhanced shareholder value; and discussing with management their strategy and execution plan to assess the likelihood of meeting their stated goals and objectives.

Clyde S. McGregor, CFA

Harris Associates L.P.

111 S. Wacker Drive

Suite 4600

Chicago, IL 60606

Clyde S. McGregor is the portfolio manager for one of the segments of the Equity Fund’s assets managed by Harris Associates L.P. (“Harris”). McGregor is a Vice President and portfolio manager at Harris and has managed the Oakmark Equity and Income Fund since its inception in 1995 and the Oakmark Global Fund since 2003. He earned a B.A. degree from Oberlin College and an M.B.A. from the University of Wisconsin-Madison. McGregor joined Harris in 1981 as an analyst with broad industry coverage across the market capitalization spectrum. He has been in the investment business since 1983. McGregor became a portfolio manager at Harris in 1986. Harris has been a sub-advisor to the Equity Fund since 2008.

Approximately 15% of the Equity Fund’s assets are managed by McGregor. McGregor and Harris’ portfolio management team employ Harris’ value investment philosophy and process. This value investment philosophy is based upon the belief that, over time, a company’s stock price converges with Harris’ estimate of the company’s intrinsic value. By “intrinsic value,” Harris means its estimate of the price a knowledgeable buyer would pay to acquire the entire business. In making its investment decisions, Harris uses a “bottom-up” approach focused on individual companies, rather than focusing on specific economic factors or specific industries.

The chief consideration in the selection of stocks is the size of the discount of a company’s current stock price compared to Harris’ estimate of the company’s intrinsic value. In addition, Harris looks for companies with the following characteristics, although not all companies will have all of these attributes: free cash flows and intelligent investment of excess cash, earnings that are growing and are reasonably predictable, and a high level of management ownership in the company. Once Harris identifies a stock that it believes is selling at a significant discount compared to Harris’ estimate of the company’s intrinsic value and that the company may have one or more of the additional qualities mentioned above, Harris may consider buying that stock for a strategy. Harris usually sells a stock when the price approaches its estimated intrinsic value. This means Harris sets “buy” and “sell” targets for each stock held by a portfolio. Harris monitors each holding and adjusts those price targets as warranted to reflect changes in a company’s fundamentals. Harris attempts to manage some of the risks of investing in common stocks by purchasing stocks whose prices it considers low relative to Harris’ estimate of the company’s intrinsic value. In addition, Harris seeks companies with solid finances and proven records and continuously monitors each portfolio company. Harris frequently evaluates whether corporate governance factors could have a negative or positive impact on the intrinsic value or risk profile of a potential investment. Harris also will evaluate the impact of social and environmental factors depending on Harris’ view of the materiality of those factors relative to people, process and/or profit issues that affect the competitive position of the investment. To assess these factors, Harris may consider information derived from its ongoing dialogue with certain companies, proprietary research, and information from third-party sources.

William C. Nygren, CFA

Harris Associates L.P.

111 S. Wacker Drive

Suite 4600

Chicago, IL 60606

William C. Nygren is the portfolio manager for one of the segments of the Equity Fund’s assets managed by Harris. Nygren is a Vice President, Chief Investment Officer—U.S. Equities, portfolio manager and U.S. investment analyst at Harris and has managed the Oakmark Select Fund since its inception in 1996, the Oakmark Fund since April 2000 and the Oakmark Global Select Fund since its inception in 2006. He earned a B.S. degree in Accounting from the University of Minnesota and an M.S. degree in Finance from the University of Wisconsin-Madison. He has been in the investment business since 1981. Nygren joined Harris in 1983 as an Investment Analyst and later served as Harris’ Director of Research from 1990 through 1998. Harris has been a sub-advisor to the Equity Fund since 2008.

Approximately 15% of the Equity Fund’s assets are managed by Nygren. Nygren and Harris’ portfolio management team employ Harris’ value investment philosophy and process. This value investment philosophy is based upon the belief that, over time, a company’s stock price converges with Harris’ estimate of the company’s intrinsic value. By “intrinsic value,” Harris means its estimate of the price a knowledgeable buyer would pay to acquire the entire business. In making its investment decisions, Harris uses a “bottom-up” approach focused on individual companies, rather than focusing on specific economic factors or specific industries.

The chief consideration in the selection of stocks is the size of the discount of a company’s current stock price compared to Harris’ estimate of the company’s intrinsic value. In addition, Harris looks for companies with the following characteristics, although not all companies will have all of these attributes: free cash flows and intelligent investment of excess cash, earnings that are growing and are reasonably predictable, and a high level of management ownership in the company. Once Harris identifies a stock that it believes is selling at a significant discount compared to Harris’ estimate of the company’s intrinsic value and that the company

iMGP Equity Fund – Sub-Advisors	67

iMGP Equity Fund – Sub-Advisors — (Continued)

may have one or more of the additional qualities mentioned above, Harris may consider buying that stock for a strategy. Harris usually sells a stock when the price approaches its estimated intrinsic value. This means Harris sets “buy” and “sell” targets for each stock held by a portfolio. Harris monitors each holding and adjusts those price targets as warranted to reflect changes in a company’s fundamentals. Harris attempts to manage some of the risks of investing in common stocks by purchasing stocks whose prices it considers low relative to Harris’ estimate of the company’s intrinsic value. In addition, Harris seeks companies with solid finances and proven records and continuously monitors each portfolio company. Harris frequently evaluates whether corporate governance factors could have a negative or positive impact on the intrinsic value or risk profile of a potential investment. Harris also will evaluate the impact of social and environmental factors depending on Harris’ view of the materiality of those factors relative to people, process and/or profit issues that affect the competitive position of the investment. To assess these factors, Harris may consider information derived from its ongoing dialogue with certain companies, proprietary research, and information from third-party sources.

Scott Moore, CFA

Chad Baumler, CFA

Nuance Investments, LLC

4900 Main Street, Suite 220

Kansas City, MO 64112

Scott Moore is the lead portfolio manager for the segment of the Equity Fund’s assets managed by Nuance Investments, LLC (“Nuance”). Moore is the President and Co-Chief Investment Officer of Nuance. He is also the Lead Portfolio Manager for the Nuance Concentrated Value and Mid Cap Value products within Nuance, and co-manager of the Nuance Concentrated Value Long-Short Fund. Moore has more than 31 years of value investment experience.

For the decade before co-founding Nuance, Moore managed more than $10 billion in institutional, intermediary and mutual fund assets for American Century Investments (“ACI”). Prior to becoming a Portfolio Manager at ACI, he spent three years as an Investment Analyst at ACI, specializing in the telecommunications, utility and industrial sectors. He also worked as a Fixed Income Investment Analyst at ACI and as an Investment Analyst at Boatmen’s Trust Company in St. Louis, Missouri.

Moore holds a BS degree in finance from Southern Illinois University, and an MBA with an emphasis in finance from the University of Missouri.

Chad Baumler, CFA is a Vice President and Co-Chief Investment Officer and has served as Portfolio Manager at Nuance Investments since June 2014. He is a co-manager for the Nuance Concentrated Value and Mid Cap Value products within Nuance, and the Lead Manager of the Nuance Concentrated Value Long-Short Fund. He has over 15 years of investment analyst experience and 10 years of portfolio management experience using a classic value approach.

Before joining Nuance, Baumler served as Portfolio Manager for American Century Investments, where he co-managed American Century Value fund and American Century Market Neutral Value fund. Prior to becoming a Portfolio Manager at ACI, he spent six years as an Investment Analyst specializing in the energy and finance sectors. Baumler also has experience working in the commercial real estate industry at CB Richard Ellis, Inc. in Kansas City, Missouri.

Baumler graduated from the University of Northern Iowa with a BA in finance. He has an MBA with a concentration in finance from the University of Texas, McCombs School of Business.

Approximately 10% of the Equity Fund’s assets are managed by Nuance. Nuance’s investment philosophy was formed on the belief that the ability to outperform the broad stock market is predicated on a consistent and disciplined value investing approach. The Nuance investment team’s sole focus is generating investment returns for clients by diligently reviewing one company at a time on its own investment merits. Through long-term study of each company and thorough analysis of financial statements, management strategy and competitive position, the Nuance investment team becomes familiar with each company bought and sold in the portfolios over time. This familiarity allows for consistent and prompt execution with the sole focus being the generation of excess returns over the long-term. Further, Nuance strategies are capacity constrained to position Nuance for future return potential.

The Nuance investment team employs a consistent investment process when narrowing its selections for investment. The team initially goes through a quantitative screening process designed to identify potential leading business franchises by grouping all domestic and developed country companies into 68 sub-industries and reviewing returns on capital, balance sheet strength and capital spending habits. Leading business franchises with distinct traits are identified through this process, which allows the Nuance investment team to narrow the universe to those companies that statistically appear to fit Nuance’s criteria. Nuance is ultimately looking for best-in-class businesses with high and sustainable returns on capital, above-average financial strength and reasonable capital spending habits.

A major focus of Nuance’s fundamental analysis is on identifying competitive shifts, or transitions, within an industry that create significant threats to leading businesses. Nuance accepts subtle, transitory market-share shifts that occur between the number one and number two industry players, but Nuance does not invest in companies or industries that are undergoing secular competitive transitions, because Nuance is unwilling to accept the level of uncertainty that results from such transitions. The Nuance investment team is intentional about keeping an eye out for threats to its universe of leading businesses, including technology advancements that can lead to product obsolescence or to secular shifts in how business is conducted. Threats can also include secular shifts in the consumer mindset. Nuance’s focus on competitive position typically leads to minimal, if any, exposure to industries if Nuance does not believe companies in such industries can achieve long-term competitive advantages.

68	Litman Gregory Funds Trust

With respect to valuation, Nuance believes good companies are periodically undervalued in the marketplace for transitory reasons. These opportunities are created by investors’ short-term focus on a period of under-earning that is not unusual in the context of the industry’s typical cycles or the specific company’s approach to the competitive landscape. Because these companies are out of favor, the periods of meaningful undervaluation often do not last much longer than a few years, providing Nuance with the opportunity to capitalize on the discount relatively quickly. The goal of this valuation work is to establish estimates of a company’s fair value and trough value, resulting in fair value and downside price targets used for portfolio construction. At the heart of Nuance’s valuation work is a focus on the normalized earnings power of a business based on the company’s current level of tangible assets.

Nuance believes it is important to know who is running the business. The focus is on whether management is going to stick with the core business and how it plans to execute over the long-term. These broader strategy-type discussions with management teams include capital-allocation plans, research and development budgets, thoughts on normal earnings and peaks and troughs (usually discussed in the context of margins) to help evaluate the sustainability of leading businesses. Nuance believes that management going outside of its core business speaks volumes about its sustainability and triggers a review of the business and an evaluation of whether the company continues to qualify as an investment candidate. The focus is on the dynamics of the business/industry, and the certainty around the competitive position of that business.

Nuance sells investments when the stock has surpassed the team’s estimate of intrinsic value, when a more attractive investment opportunity becomes available, when the team identifies a legitimate threat to the sustainability of a leading business, or when the team believes they made a misjudgment in their original analysis.

A. Michael Sramek, CFA

Sands Capital Management, LLC

1000 Wilson Boulevard

Suite 3000

Arlington, VA 22209

A. Michael Sramek is the portfolio manager for the segment of the Equity Fund’s assets managed by Sands Capital Management, LLC (“Sands Capital”). Sramek is a Senior Portfolio Manager, Research Analyst and Managing Director at Sands Capital. He began his investment career as a research analyst at Mastrapasqua & Associates in 2000 prior to joining Sands Capital in 2001. Sramek is supported by a larger team of research analysts and associates. Sands Capital is independent and 100% staff owned. Sands Capital has been a sub-advisor to the Equity Fund since 2008.

Approximately 25% of the Equity Fund’s assets are managed by Sands Capital. Sramek believes that over time stock price appreciation follows earnings growth. The investment objective is to identify companies that can sustain above-average earnings growth relative to the broader market, typically over the next three to five years. Sramek believes great investment ideas are rare and runs a concentrated portfolio of high-quality, seasoned, growing businesses across an array of attractive and growing business spaces. Independent research—bottom-up and company focused—is the cornerstone of Sramek’s investment process. All research analyses and conclusions are internally generated using a variety of fundamental techniques and external data sources.

Sramek seeks to identify leading growth businesses that can withstand the continual scrutiny of following six investment criteria:

(1)	Sustainable above-average earnings growth.

(2)	Leadership position in a promising business space.

(3)	Significant competitive advantage/unique business franchise.

(4)	Clear mission and value-added focus.

(5)	Financial strength.

(6)	Rational valuation relative to market and business prospects.

In collaboration with the whole Sands Capital investment team, Sramek seeks to identify and own the companies that appear to be the strongest fits with the above criteria by doing the following: monitoring status/activity in other portfolios (e.g., absolute weights and weight trends); meeting regularly with the various Sands Capital portfolio manager teams, sector teams, and individual analysts/associates; reading internal and external research and participating in research activities (management meetings, field trips, etc.); holding regular team meetings and soliciting/encouraging recommendations from all Sands Capital team members.

The strongest fits are determined by de-composing each of the six criteria into its sub-components and then evaluating the universe of Sands Capital holdings versus those characteristics. For instance, “leadership in an attractive business space” can be broken into characteristics such as: large/growing market share; innovation; pricing power; strategic position in value chain; and attractive business model (high margins, high/rising ROIC, etc.). Companies are evaluated against these characteristics in a consensus-building process between the portfolio manager team and the rest of the investment team. The companies whose investment cases exhibit in great depth the qualities that Sands Capital values are regarded as the strongest fits and thus included in the Equity Fund.

The SAI provides additional information about each sub-advisor’s method of compensation for its portfolio managers, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

iMGP Equity Fund – Sub-Advisors	69

iMGP International Fund – Sub-Advisors

The International Fund’s three sub-advisors pursue the International Fund’s objective primarily through investments in common stocks of issuers located outside of the United States. Under normal market conditions, the International Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the securities of companies organized or located outside of the United States, including large-, mid-, and small-cap companies and companies located in emerging markets. This investment policy may be changed by the Board without shareholder approval, but shareholders would be given at least 60 days’ notice if any change occurs. Each manager may invest in securities traded in both developed and emerging markets. Though there is no limit on emerging market exposure, it is not expected to be a primary focus, and the majority of the International Fund’s assets is expected to be invested in stocks of companies listed and domiciled in foreign developed countries. There are no limits on the International Fund’s geographic asset distribution but, to provide adequate diversification, the International Fund ordinarily invests in the securities markets of at least five countries outside of the United States. In most periods it is expected that the International Fund will hold securities in more than five countries. Although the International Fund intends to invest substantially all of its assets in issuers located outside of the United States, it may invest in U.S. issues on a limited basis, and at times of abnormal market conditions it may invest all of its assets in fewer than five countries.

The International Fund’s managers emphasize different stock-picking styles and invest in stocks spanning a range of market capitalization. iM Global believes that during any given year certain stock-picking styles will generate higher returns than comparable market indexes, while others will lag. By including a variety of stock-picking styles in this single mutual fund, iM Global believes that the variability and volatility of returns can be lessened. Although each manager has the flexibility to invest on a worldwide basis in non-U.S. companies with market capitalization of any size, it is expected that the International Fund will have significant exposure to large- and mid-sized foreign companies under normal market conditions.

iM Global’s strategy is to allocate the portfolio’s assets among the managers who, based on iM Global’s research, are judged to be among the best relative to their respective peer groups. There is no minimum or maximum allocation of the Fund’s portfolio assets to each sub-advisor. With respect to managers for the International Fund, iM Global has focused exclusively on stock pickers who emphasize bottom-up stock-picking rather than macro-driven, top-down country picking.

iM Global believes that bottom-up stock pickers have an advantage in foreign markets because:

•	It is iM Global’s opinion that the dynamics that influence individual countries’ markets, including currencies, inflation, economic growth, political factors, regulation and the like, are much more difficult to assess than the prospects and valuation characteristics of individual companies.

•	iM Global believes that some individual stocks in foreign markets are less closely analyzed (the markets are less “efficient”) than those in the United States. iM Global believes that this will result in greater opportunities for skilled stock pickers to add value through pure stock selection.

•	Based on iM Global’s observations, bottom-up stock pickers in foreign markets, on average, seem to perform better than top-down-oriented managers.

Though bottom-up stock picking is emphasized, each manager also monitors specific macro-factors that it believes are relevant in specific countries.

The sub-advisors manage their individual portfolio segments by building a focused portfolio representing their highest-confidence stocks. Under normal conditions, each manager’s portfolio segment typically includes a minimum of 8 and a maximum of 15 securities. A manager may occasionally hold more than 15 securities. Though the total number of securities the International Fund may hold at any point in time will vary, it is generally expected that the International Fund will hold between 32 and 60 securities.

The following table provides a description of the International Fund’s three sub-advisors and their target levels of assets. Asset levels will fluctuate and it is at the discretion of iM Global to re-balance the asset allocations. A detailed discussion of the management structure of the International Fund follows the table.

PORTFOLIO MANAGER(S)/SUB- ADVISOR	TARGET ASSET ALLOCATION	MARKET CAPITALIZATION OF COMPANIES IN PORTFOLIO	STOCK-PICKING STYLE
David G. Herro, CFA Harris Associates L.P.	33.3%	All sizes, but mostly large- and mid-sized companies	Value
Mark Little Lazard Asset Management LLC	33.3%	All sizes	Blend
Todd Morris Daniel Fields, CFA Polen Capital Management, LLC	33.3%	All sizes, but mostly large- and mid-sized companies	Growth

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iMGP International Fund Portfolio Managers

David G. Herro, CFA

Harris Associates L.P.

111 S. Wacker Drive

Suite 4600

Chicago, IL 60606

David G. Herro is the portfolio manager for the segment of the International Fund’s assets managed by Harris Associates L.P. (“Harris”). Herro is Deputy Chairman, Chief Investment Officer—International Equities and a portfolio manager at Harris. He has managed the Oakmark International Fund, the Oakmark International Small Cap Fund and the Oakmark Global Select Fund since their inception in 1992, 1995 and 2006, respectively. Herro has also managed the Oakmark Global Fund since 2016. Herro earned a B.S. degree in Accounting from the University of Wisconsin-Platteville and an M.A. degree from the University of Wisconsin-Milwaukee. He has been in the investment business since 1986. Harris has been a sub-advisor to the International Fund since the International Fund’s inception in 1997.

Approximately 33.3% of the International Fund’s assets are managed by Herro. Herro and Harris’ portfolio management team employ Harris’ value investment philosophy and process to manage his portion of the International Fund’s assets. This value investment philosophy is based upon the belief that, over time, a company’s stock price converges with Harris’ estimate of the company’s intrinsic value. By “intrinsic value,” Harris means its estimate of the price a knowledgeable buyer would pay to acquire the entire business. In making its investment decisions, Harris uses a “bottom-up” approach focused on individual companies, rather than focusing on specific economic factors or specific industries.

The chief consideration in the selection of stocks is the size of the discount of a company’s current stock price compared to Harris’ estimate of the company’s intrinsic value. In addition, Harris looks for companies with the following characteristics, although not all companies will have all of these attributes: free cash flows and intelligent investment of excess cash, earnings that are growing and are reasonably predictable, and a high level of management ownership in the company. Once Harris identifies a stock that it believes is selling at a significant discount compared to Harris’ estimate of the company’s intrinsic value and that the company may have one or more of the additional qualities mentioned above, Harris may consider buying that stock for a strategy. Harris usually sells a stock when the price approaches its estimated intrinsic value. This means Harris sets “buy” and “sell” targets for each stock held by a portfolio. Harris monitors each holding and adjusts those price targets as warranted to reflect changes in a company’s fundamentals. Harris attempts to manage some of the risks of investing in common stocks by purchasing stocks whose prices it considers low relative to Harris’ estimate of the company’s intrinsic value. In addition, Harris seeks companies with solid finances and proven records and continuously monitors each portfolio company. Harris frequently evaluates whether corporate governance factors could have a negative or positive impact on the intrinsic value or risk profile of a potential investment. Harris also will evaluate the impact of social and environmental factors depending on Harris’ view of the materiality of those factors relative to people, process and/or profit issues that affect the competitive position of the investment. To assess these factors, Harris may consider information derived from its ongoing dialogue with certain companies, proprietary research, and information from third-party sources.

Mark Little

Lazard Asset Management LLC

30 Rockefeller Plaza

New York, NY 10112

Mark Little is the lead portfolio manager for the segment of the International Fund’s assets managed by Lazard Asset Management LLC (“Lazard”). Little is a Portfolio Manager/Analyst on the International Strategic Equity, International Quality Growth, and Global Strategic Equity teams. He began working in the investment field in 1992. Prior to joining Lazard in 1997, he was a manager in the corporate finance practice of Coopers & Lybrand and earned his Associated Chartered Accountant (ACA) qualification with Rees Pollock Chartered Accountants. Little has an MA in Economics from Clare College, Cambridge University. Lazard has been a sub-advisor to the International Fund since 2013.

Approximately 33.3% of the International Fund’s assets are managed by Little. Little and the portfolio management team at Lazard believe that a company with the ability to improve and/or sustain its profitability at a relatively high level can compound returns at an attractive rate. At the same time, they believe in buying such companies that are trading at discounts relative to their profitability prospects.

Generally, Lazard categorizes any purchased stock into one or more of the following three categories:

•	Compounders: These are companies that Little and the team think can sustain relatively high levels of profitability and companies whose management may enhance shareholder returns through share buybacks and dividend payments. Lazard will purchase these companies if Little and the team believe they can compound total return (i.e., earnings growth, dividends, and share buybacks) at a relatively high rate over the long term and are reasonably priced in relation to their profitability prospects.

•	Mispriced Situations: These are companies that are trading inexpensively relative to what Little and the team think their assets and cash flows should be worth longer term. They may or may not be compounders.

•	Restructuring: These are companies whose profitability is depressed relative to their history and companies who are taking steps – such as cutting costs, investing in an underinvested area, selling non-core businesses, etc. – to return to higher profitability. They may or may not become compounders.

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iMGP International Fund – Sub-Advisors — (Continued)

Lazard’s analysts are largely responsible for generating ideas. They do so by running valuation screens in their sectors and monitoring developments at companies that fall under their coverage. They do most of the fundamental analysis, though Little and the other portfolio managers at Lazard are also involved. Little and the portfolio management team review and debate the assumptions analysts use in their financial modeling, meet with company management, and lead analysis on some small-cap companies. The goal of the team’s fundamental company analysis is to identify Lazard’s research edge and estimate how much return can be generated from this edge. Lazard’s research edge is generally a function of its analysts having a differentiated view than the market on the profitability a company can generate, the duration of its profitability, and/or what the company should be worth.

Little and the team use several valuation metrics to gauge a company’s worth and set price targets. A company has to be priced in a way that Lazard believes is reasonably valued for the profitability it can generate. This assessment is based upon free-cash-flow yield, valuation relative to peers or relative to businesses with similar profitability and growth characteristics, discounted-cash-flow modeling, and sum of the parts (valuing different segments of a company separately). There is a fair amount of judgment involved in balancing these different approaches to assess a company’s worth and set price targets.

Todd Morris

Daniel Fields, CFA

Polen Capital Management, LLC

1825 NW Corporate Boulevard, Suite 300

Boca Raton, FL 33431

Todd Morris and Daniel Fields are responsible for the day-to-day portfolio management and investment analysis for the segment of the International Fund’s assets managed by Polen Capital Management, LLC (“Polen Capital”). Morris, Portfolio Manager and Analyst, is lead portfolio manager for the International Growth Strategy and a member of the investment team at Polen Capital. Morris joined Polen Capital in 2011. Prior to joining Polen Capital, Morris spent one year in research and marketing roles with Prudential Insurance and Millennium Global Asset Management. Prior to that, Morris served as an officer in the U.S. Navy for seven years. Morris earned a B.S. in History from the U.S. Naval Academy, and an M.B.A. from Columbia Business School. Fields, Portfolio Manager and Analyst, is co-portfolio manager for the International Growth Strategy and a member of the investment team at Polen Capital. Fields joined Polen Capital in 2017. Prior to joining Polen Capital, Fields spent eight years in Hong Kong where he worked for GaveKal Capital and Marshall Wace LLP as a research analyst analyzing emerging market companies. Fields received a B.S. in Finance from the University of Idaho and a M.S. in Global Finance from the NYU Stern School of Business and HKUST Business School. Fields is a CFA® charter holder.

Approximately 33.3% of the International Fund’s assets are managed by Polen Capital. Polen Capital uses an intensive fundamental research process to identify companies that it believes have certain attractive characteristics, which typically reflect an underlying competitive advantage. Those characteristics include: (i) consistent and sustainable high return on capital , (ii) strong earnings growth and free cash flow generation, (iii) strong balance sheets and (iv) competent and shareholder-oriented management teams. Polen Capital invests in companies that it believes have a sustainable competitive advantage within an industry.

Polen Capital believes that a company’s earnings growth is the primary driver of long-term stock price appreciation. Accordingly, Polen Capital focuses on identifying and investing in a concentrated portfolio of high-quality large capitalization growth companies that it believes has a competitive advantage and can deliver sustainable, above-average earnings growth. Polen Capital believes that such companies not only have the potential to contribute greater returns to the Fund, but also may hold less risk of loss of capital.

Polen Capital will usually sell a security if, in its view, there is a potential threat to the company’s competitive advantage or a degradation in its prospects for strong, long-term earnings growth. Polen Capital may also sell a security if it is deemed to be overvalued or if a more attractive investment opportunity exists. Although Polen Capital may purchase and then sell a security in a shorter period of time, Polen Capital typically invests in securities with the expectation of holding those investments on a long term basis.

The SAI provides additional information about each sub-advisor’s method of compensation for its portfolio managers, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

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iMGP Alternative Strategies Fund – Sub-Advisors

iM Global’s strategy is to allocate the portfolio’s assets among the Alternative Strategies Fund’s five sub-advisors to provide investors a mix of strategies that iM Global believes offer risk-return characteristics that are attractive individually and even more compelling collectively. Allocations among sub-advisors are based on a number of factors, including iM Global’s expectation for the risk-adjusted return potential of each sub-advisor’s strategy and the impact on overall portfolio risk, with the objective of maximizing return subject to the goals of low volatility and relatively low correlation with broad financial markets, especially the stock market. iM Global may at times adjust the allocations of capital to sub-advisors if it believes there is a highly compelling tactical opportunity in a particular sub-advisor’s strategy. Portfolio assets will be tactically allocated to the sub-advisors in accordance with the target allocation range for each sub-advisor specified in the table below, as measured at the time of allocation.

Sub-advisor strategies may seek to benefit from: opportunities to combine securities with differing risk characteristics; market inefficiencies; arbitrage opportunities; opportunities to provide liquidity; tactical opportunities in asset classes or securities; special situations such as spin offs; as well as other opportunities in areas such as real estate or managed futures. In the aggregate, the managers can invest globally in stocks of companies of any size, domicile or market capitalization, government and corporate bonds and other fixed income securities and currencies, including short positions of any of the foregoing, within their respective segments of the Alternative Strategies Fund. They may also invest in derivatives, including, without limitation, options, futures contracts, and swaps, to manage risk or enhance return and can also borrow amounts up to one third of the value of the Alternative Strategies Fund’s total assets (except that the

Alternative Strategies Fund may exceed this limit to satisfy redemption requests or for other temporary purposes). Each of the managers may invest in illiquid securities; however, the Alternative Strategies Fund as a whole may not hold more than 15% of its net assets in illiquid securities. In some cases, the sub-advisors may seek to replicate strategies they employ in their private (hedge) funds. In other cases, the sub-advisors may seek to enhance strategies they run in other public funds by focusing on their highest conviction ideas to a greater extent or by pursuing certain aspects of their strategies with greater flexibility. However, the Alternative Strategies Fund will only invest directly in portfolio securities selected by the sub-advisors and will not invest in any pooled investment vehicles or accounts managed by the sub-advisors.

Each sub-advisor will have an investment approach that generally focuses on a particular asset class or specific strategies. Currently, the strategies the sub-advisors focus on are as follows: (1) an arbitrage oriented strategy, (2) an opportunistic income strategy which will often focus on mortgage related securities, (3) a contrarian opportunity strategy that allows tactical investments throughout the capital structure (stocks and bonds), asset classes, market capitalization, industries and geographies, and (4) an strategic alpha strategy that focuses on the tactical allocation of long and short global fixed income opportunities and currencies.

The following table provides a description of the Alternative Strategies Fund’s five sub-advisors and their current target levels of assets. Asset levels will fluctuate, and it is at the discretion of iM Global to re-balance the asset allocations. A detailed discussion of the management structure of the Alternative Strategies Fund follows the table.

PORTFOLIO MANAGER(S)/SUB-ADVISOR	CURRENT TARGET ALLOCATION AND TARGET ASSET ALLOCATION RANGE	STRATEGY
Stephen Kealhofer Paul Harrison Adam Dwinells Blackstone Credit Systematic Strategies LLC	19% 9%-29%	Long-Short Credit
Jeffrey Gundlach Jeffrey Sherman, CFA DoubleLine Capital LP	25% 15%-35%	Opportunistic Income
Steven Romick, CFA Brian Selmo, CFA Mark Landecker, CFA First Pacific Advisors, LP	18% 8%-28%	Contrarian Opportunity
Matthew J. Eagan, CFA Brian P. Kennedy Elaine M. Stokes Todd P. Vandam, CFA Loomis, Sayles & Company, L.P.	19% 9%-29%	Strategic Alpha Fixed Income
John Orrico, CFA Todd Munn Roger Foltynowicz, CFA, CAIA Gregg Loprete Water Island Capital, LLC	19% 9%-29%	Arbitrage

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iMGP Alternative Strategies Fund – Sub-Advisors — (Continued)

iMGP Alternative Strategies Fund Portfolio Managers

Long-Short Credit Strategy

Stephen Kealhofer

Paul Harrison

Adam Dwinells

Blackstone Credit Systematic Strategies LLC

201 Spear Street, Suite 250

San Francisco, CA 94105

Stephen Kealhofer, Paul Harrison and Adam Dwinells are the co-portfolio managers responsible for the long-short credit strategy (the “Long-Short Credit Strategy”), which is the segment of the Alternative Strategies Fund’s assets managed by Blackstone Credit Systematic Strategies LLC (“BXCSS”). Kealhofer is the Head of Research of BXCSS. He was formerly Co-Founder and Managing Partner of KMV and Assistant Professor of Finance at Columbia University. Harrison is Chief Investment Officer of BXCSS. He was formerly Chief Investment Officer and Head of Research at Barclays Global Investors/BlackRock; Chief of Capital Markets at the Federal Reserve Board and a member of the finance faculty at Brandeis University. Dwinells is Head of Portfolio Management of BXCSS. He was formerly Vice President and Senior Risk Advisor of JP Morgan and its predecessor companies. BXCSS has been a sub-advisor to the Alternative Strategies Fund since 2017.

BXCSS’s Long-Short Credit Strategy employs a systematic portfolio construction process underpinned by a proprietary, fundamental model of credit risk and valuation. BXCSS’s investment process is designed to exploit potential information gaps between credit and equity markets and other market inefficiencies to identify and capture potential mispricing at the individual asset level. The BXCSS Long-Short Credit Strategy is expected to generate returns from idiosyncratic credit selection, as the strategy aims to systematically curtail rate duration and credit beta exposure. Correlations to systematic market risks including high yield and equity market returns are expected to be minimal, and strategy returns are not expected to be correlated to the returns of other active strategies. The BXCSS Long-Short Credit Strategy is designed to perform in both low and high volatility environments although returns are expected to be higher in higher volatility environments.

BXCSS targets superior risk-adjusted returns from portfolios of corporate credit assets through the selection of potentially mispriced individual securities. The principal driver of BXCSS’s strategies is its dynamic proprietary default probability model which incorporates fundamental balance sheet information and real-time information embedded in equity and options markets. BXCSS’s model uses this information to calculate credit spreads that, when compared to market spreads, identify possible mispricing that can potentially be exploited. Excess returns are anticipated over time as market prices converge to the actual risk levels and fair value pricing of the exposures, as indicated by BXCSS’s model. BXCSS’s technology produces timely risk measures for thousands of investments, which are monitored in real-time, providing early warning capabilities and a large universe from which to create portfolios. BXCSS believes its approach to generating returns is unique in its integration of technology, infrastructure, ongoing research, and credit expertise.

BXCSS believes that the inability of conventional credit approaches to consider equity and other market information systematically, and their propensity to build portfolios around issue weightings, are features that create persistent inefficiencies in the market. These features are largely driven by the qualitative, discretionary style that conventional credit market participants use. While marginal information efficiencies are likely to come about as a natural part of the credit market’s maturation, as long as conventional credit investors dominate the market, exploitable inefficiencies will exist for BXCSS.

Opportunistic Income Strategy

Jeffrey Gundlach

Jeffrey Sherman, CFA

DoubleLine Capital LP

2002 N. Tampa Street, Suite 200

Tampa, FL 33602

Jeffrey Gundlach and Jeffrey Sherman are the co-portfolio managers responsible for the opportunistic income strategy (the “Opportunistic Income Strategy”), which is the segment of the Alternative Strategies Fund’s assets managed by DoubleLine Capital LP (“DoubleLine”). Gundlach is Chief Executive Officer and Chief Investment Officer of DoubleLine, which he co-founded in 2009. Sherman is Deputy Chief Investment Officer and is a member of DoubleLine’s Executive Management and Fixed Income Asset Allocation Committees. Prior to joining DoubleLine, Sherman was a Senior Vice President at TCW where he worked as a portfolio manager and quantitative analyst focused on fixed income and real-asset portfolios. Prior to TCW, Sherman was a statistics and mathematics instructor at both the University of the Pacific and Florida State University. DoubleLine has been a sub-advisor to the Alternative Strategies Fund since the Alternative Strategies Fund’s inception in 2011.

The team at DoubleLine operates under the cardinal mandate of delivering superior risk-adjusted fixed income returns. They seek to deliver positive absolute returns in excess of an appropriate aggregate fixed income index with portfolio volatility that is similar to U.S. long-term treasury securities. Investment ideas employed by the team must offer an asymmetric, positively skewed risk-reward profile. As a result, a great deal of their analysis seeks to identify fixed income securities that they believe offer greater potential payoff than potential loss under multiple scenarios. Ultimately, a combination of risk management, asset allocation and security selection forms the team’s investment process. There can be no assurance that the Fund will achieve its investment objective.

Portfolios are constructed with the intent to outperform under a range of future outcomes. DoubleLine’s risk integration process seeks to combine assets that will perform differently in different scenarios so that the overall portfolio generates acceptable performance. This process includes balancing the strength of cash flows from certain asset classes against various potential economic or market risks.

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When considering a specific investment in any sector, the team’s primary focus is on the predictability of the cash flow generated during an entire interest rate or credit cycle. When volatility is low, the team emphasizes securities they expect to generate the best overall return over a cycle rather than simply buying the highest yield at a given point in time.

In implementing the Opportunistic Income Strategy, the team allocates investments to fixed income instruments and other investments with no limit on the duration of the portfolio. The team may invest in, without limitation, asset-backed securities; domestic and foreign corporate bonds, including high-yield bonds; municipal bonds; bonds or other obligations issued by domestic or foreign governments, including emerging markets countries; REIT debt securities; and mortgage related securities. The team’s investments in mortgage related securities may at times represent a substantial portion (including up to 100%) of the segment allocated to him when certain market conditions exist that the team believes offer potentially attractive risk adjusted returns. The team may, to a limited extent, employ leverage within the Opportunistic Income Strategy, which also is being used for other accounts managed by DoubleLine. The team may gain investment exposure to mortgage-backed securities by entering into agreements to buy or sell securities through the TBA market. The Fund would enter into a commitment to either purchase or sell mortgage-backed securities for a fixed price, with payment and delivery at a scheduled future date beyond the customary settlement period for mortgage-backed securities. These transactions are considered to be TBA because the Fund commits to buy a pool of mortgages that have yet to be specifically identified but will meet certain standardized parameters (such as yield, duration, and credit quality) and contain similar loan characteristics. For either purchase or sale transactions, the fund may choose to extend the settlement through a “dollar roll” transaction in which it sells mortgage-backed securities to a dealer and simultaneously agrees to purchase substantially similar securities in the future at a predetermined price. These transactions have the potential to enhance the Fund’s returns and reduce its administrative burdens when compared with holding mortgage-backed securities directly, although these transactions will increase the Fund’s portfolio turnover rate. During the roll period, the Fund forgoes principal and interest paid on the securities. However, the Fund would be compensated by the difference between the current sale price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. The Fund also expects to engage in short sales of TBA mortgages, including short sales on TBA mortgages the Fund does not own, to potentially enhance returns or manage risk.

When investing in mortgage related securities, the team may invest in obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government such as the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation; CMOs, including real estate mortgage investment conduits (REMICS) issued by domestic or foreign private issuers that represent an interest in or are collateralized by mortgage related securities issued by agencies or instrumentalities of the U.S.

Government; CMBS; obligations issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or mortgage related securities without a government guarantee but typically with some form of private credit enhancement; “interest only” and “principal only” stripped mortgage securities; inverse floating rate securities; and debt or equity tranches of collateralized debt obligations collateralized by mortgage related securities. The team compares opportunities in other sectors of the global fixed income market to opportunities available in the mortgage sector with the aim of attempting to construct a portfolio with the most attractive return potential given his risk management objectives.

Contrarian Opportunity Strategy

Steven Romick, CFA

Brian Selmo, CFA

Mark Landecker, CFA

First Pacific Advisors, LP

11601 Wilshire Blvd., Suite 1200

Los Angeles, CA 90025

Steven Romick, Brian Selmo and Mark Landecker are the co-portfolio managers responsible for the contrarian opportunity strategy (the “Contrarian Opportunity Strategy”), which is the segment of the Alternative Strategies Fund’s assets managed by First Pacific Advisors, LP (“First Pacific”). Romick joined First Pacific in 1996 and is currently a Managing Partner of the firm. Selmo joined First Pacific in 2008 and has been a Partner since 2013. He was briefly a Managing Director of First Pacific in 2013 before being named a Partner, and was a Vice President of First Pacific from 2008 to 2012. Landecker joined First Pacific in 2009 and has been a Partner since 2013. He was briefly a Managing Director of First Pacific in 2013 before being named a Partner, and was a Vice President of First Pacific from 2009 to 2012. Romick, Selmo and Landecker manage the FPA Crescent Fund (Romick has been a portfolio manager since its inception in 1993), the equity sleeve of Source Capital, Inc. and separate accounts, including unregistered funds managed by First Pacific (commonly known as hedge funds), in First Pacific’s Contrarian Value style. First Pacific has been a sub-advisor to the Alternative Strategies Fund since the Alternative Strategies Fund’s inception in 2011.

This segment is managed, to the degree practical, with the intent to replicate elements of mutual funds, private funds and separate accounts also run by First Pacific. The elements replicated include investment strategies such as hedging, illiquid and restricted securities, international investments, coupled with the potential for maintaining high levels of liquidity. First Pacific implements these strategies through investing opportunistically in a wide variety of securities as discussed below.

The Contrarian Opportunity Strategy looks for investments that trade at a substantial discount to the portfolio managers’ determination of the company’s value (absolute value) rather than those that might appear inexpensive based on a discount to their peer groups or the market average (relative value), with the goal of above average risk-adjusted returns over full market cycles. As absolute return investors, the First Pacific team seeks

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iMGP Alternative Strategies Fund – Sub-Advisors — (Continued)

genuine bargains rather than relatively attractive securities. The goal is to provide equity-like returns over longer periods (i.e., five to seven years) while protecting against the permanent loss of capital. Attention is directed toward those companies offering the best combination of quality criteria such as strong market share, good management, and high normalized return on capital. A company purchased might not look inexpensive, considering current earnings and return on capital; however, its valuation may reflect such conditions as a weak economy, an increase in raw material costs, a management misstep, or any number of other temporary conditions. The First Pacific team believes that price drops caused by such developments can, and often do, provide buying opportunities. There can be no assurance that the Contrarian Opportunity Strategy will achieve its objective.

The First Pacific team employs the broad mandate of the First Pacific contrarian strategy to invest across the capital structure, asset classes, market capitalization, industries and geographies using a wide variety of instruments. The First Pacific team invests in an opportunistic manner, based on its view of the world and the businesses/situations that it understands. It looks for what is out of favor, taking into account the current landscape and how it might change over time, both organically and through exogenous events. The First Pacific team emphasizes independent research and spends little time with Wall Street analysts because it prefers to focus its research on interactions with business operators and industry leaders.

The First Pacific team narrows the universe of potential investments by establishing five categories: Long Equity, Short Equity, Credit (Long Credit and Short Credit), Cash and Equivalents and a smaller “Other” category.

Long Equity: The First Pacific team seeks to invest in companies with solid balance sheets, competitive strength, and shareholder-centric management; companies of lesser quality but with what they believe to be strong long-term upside potential; companies with shorter term upside potential driven by identified catalysts that are expected to have a positive impact on the value of the underlying business such as balance sheet optimization, operational turnarounds or corporate actions; and companies whose disparate parts have greater aggregate value than the current stock price and may engage in intra-company arbitrage of such companies by either holding long positions in one share class of such a company and shorting another share class of the same company or longing a parent or holding company and shorting one or several of its underlying companies to create a stub equity position that is valued at a deep discount to intrinsic value.

Short Equity: The First Pacific team will seek opportunities in deteriorating companies with declining business metrics that are not reflected in the stock price; companies with balance sheet issues such as overstated asset accounts that may result in operational cash flows that fall significantly short of net income; paired trades that involve shorting a company in the same industry as one of the long positions the First Pacific team holds to serve as a partial hedge against industry specific risk; and intra-company arbitrage as discussed above.

Credit: The First Pacific team will consider performing credits that have a yield to maturity reasonably in excess of U.S. Treasuries of comparable maturity and that they believe the holder has a high likelihood of receiving principal and interest payments. The First Pacific team will also consider the bonds of corporations that they believe have some chance but a low likelihood of needing to restructure their debt. These bonds may have higher yields than those of performing credits. The First Pacific team may also purchase distressed debt, which they define as corporate debt that has either defaulted or which has a high likelihood of being restructured, either voluntarily or by default.

Other: Other investments may typically include illiquid securities that the First Pacific team believes allow them to take advantage of situations that are not available in the public markets. These investments may include private equity, derivatives, debt and real estate investments. Investment in illiquid securities is typically limited to no more than 15% of the First Pacific team’s portfolio.

Cash and Equivalents: Investments in cash and cash equivalents are a residual of the First Pacific team’s investment process rather than a macro-driven rationale. The First Pacific team believes that liquidity is an important risk management tool and also believes that it provides the ability to take advantage of future opportunities.

The goal of gaining comfort with a given investment is based on determining what the First Pacific teams needs to know in order to prove – or disprove – the original thesis that drew its interest and triggered further research. This research process is supported by reading current and historic SEC filings and conference call transcripts, reviewing pertinent periodicals, studying the competition, and establishing a valuation model. The First Pacific team works to gain a knowledge edge and an understanding of the business or industry that may not be universal. Such due diligence may take the form of conversations with ex-employees, vendors, suppliers, competitors and industry consultants. As a result of the process, the First Pacific team invests only in positions that it believes offer a compelling economic risk/reward proposition. If prospective investments do not meet that requirement, then the First Pacific team waits until it can purchase a security at a substantial discount to that company’s worth or estimated intrinsic value. The First Pacific team also factors a macro-economic view into its security analysis and portfolio construction, which may cause it to be over-weighted in certain asset classes or sectors at times while completely avoiding others. There can be no assurance that the Contrarian Opportunity Strategy will achieve its objective.

The First Pacific team distinguishes between the risk of permanent loss of capital and volatility, and seeks to distinguish their strategy by using volatility to its advantage rather than its detriment. Instead of composing a portfolio designed to mimic the performance of a benchmark or index, the First Pacific team utilizes the deeply-held contrarian philosophy oriented toward pushing back on a rising market by reducing exposure (thus allowing cash to increase), and conversely, leaning into a falling market and spending that cash to opportunistically buy inexpensive securities. The goal is to invest in securities that have what they believe to be advantageous upside/downside characteristics; that is, the First Pacific team seeks to make a multiple of what it could potentially lose.

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Strategic Alpha Fixed Income Strategy

Matthew J. Eagan, CFA

Brian P. Kennedy

Elaine M. Stokes

Todd P. Vandam, CFA

Loomis, Sayles & Company, L.P.

One Financial Center

Boston, MA 02111

Matthew J. Eagan, CFA, Brian P. Kennedy, Elaine M. Stokes and Todd P. Vandam, CFA are the co-portfolio managers responsible for the strategic alpha strategy (the “Strategic Alpha Strategy”), which is the segment of the Alternative Strategies Fund’s assets managed by Loomis, Sayles & Company, L.P. (“Loomis Sayles”). Eagan joined Loomis Sayles in 1997 and is an Executive Vice President, Director and Portfolio Manager for the fixed income group. He has 30 years of investment industry experience as a Portfolio Manager and fixed income analyst. He is also a Co-Portfolio Manager for the Loomis Sayles Strategic Alpha Fund and other fixed income funds managed by Loomis Sayles. He earned a BA from Northeastern University and an MBA from Boston University. Kennedy joined Loomis Sayles in 1994 and is a Vice President and Co-Portfolio Manager of Loomis Sayles’ multisector institutional strategies and mutual funds. He has 31 years of investment industry experience. He began his career as a structured finance and government bond trader. He moved over to credit trading in 2001, where he traded high yield bonds and initiated Loomis Sayles’ trading of bank loans. He was promoted to product manager in 2009. He is a Co-Portfolio Manager for the Loomis Sayles Strategic Alpha Fund as well as other fixed income funds managed by Loomis Sayles. He earned a BS from Providence College and an MBA from Babson. Stokes joined Loomis Sayles in 1988 and is an Executive Vice President, Director, Portfolio Manager and Co-Head of the full discretion team. She has 33 years of investment industry experience. She is also a Co-Portfolio Manager of the Loomis Sayles Strategic Alpha Fund and other fixed income funds managed by Loomis Sayles. Prior to becoming a Portfolio Manager in 2000, she had experience working in high yield, global and emerging markets. She has served as a senior fixed income trader and portfolio specialist. She earned a BS from St. Michael’s College. Vandam joined Loomis Sayles in 1994 and is a Vice President of Loomis Sayles and Co-Portfolio Manager of the Loomis Sayles Strategic Alpha Fund and High Income Funds as well as several US High Yield and Global High Yield institutional strategies. He also heads up Loomis Sayles’ high yield sector team. He has 26 years of investment industry experience. He began his career at Loomis Sayles on the high yield trading desk and was later promoted to high yield credit strategist for the full discretion team and held that position until 2016. He earned a BA in business and economics from Brown University. Loomis Sayles has been a sub-advisor to the Alternative Strategies Fund since the Alternative Strategies Fund’s inception in 2011.

The Strategic Alpha Strategy has an absolute return investment objective, which means that it is not managed relative to an index and that it attempts to achieve positive total returns over a full market cycle with relatively low volatility. The Loomis Sayles team intends to pursue its objective by utilizing a flexible investment approach that allocates investments across a global range of investment opportunities related to credit, currencies and interest rates, while employing risk management strategies designed to mitigate downside risk. There can be no assurance that the Strategic Alpha Strategy will achieve its investment objective.

The Loomis Sayles team may invest up to 75% of the total assets of the segment allocated to it in below investment-grade fixed income securities (also known as “junk bonds”) and derivatives that have returns related to the returns on below investment-grade fixed income securities. Under normal market conditions, the Loomis Sayles team also may invest up to 75% of the total assets of the segment allocated to it in investments denominated in non-U.S. currencies and related derivatives, including up to 50% in investments denominated in emerging market currencies and related derivatives. Under normal conditions, the Loomis Sayles team may invest up to 20% of the total assets of the segment allocated to it in equity-related securities and derivatives. There is no limit on the amount of preferred securities. A “related derivative” of a financial instrument means any derivative whose value is based upon or derived from that financial instrument or a related derivative of that financial instrument. The Loomis Sayles team expects that exposure to these asset classes will often be obtained substantially through the use of derivative instruments. Currency positions that are intended to hedge the Loomis Sayles team’s non-U.S. currency exposure (i.e. , currency positions that are not made for investment purposes) will offset positions in the same currency that are made for investment purposes when calculating the limitation on investments in non-U.S. and emerging market currency investments because the Loomis Sayles team believes that hedging a currency position is likely to negate some or all of the currency risk associated with the original currency position. Restrictions will apply at the time of purchase.

The Loomis Sayles team’s investment process employs both top-down (macro themes) and bottom-up (security selection) components and uses the resources of the entire Loomis Sayles infrastructure. The Loomis Sayles team identifies key macro themes over a 3- and 12-month horizon and assesses top-down risk/return opportunities across the interest rate curve, credit markets and currencies. The Loomis Sayles team draws on the strength and depth of the entire Loomis Sayles research team as it evaluates these themes. Fourteen Macro and Market Sector teams support the Loomis Sayles team by sharing their sector’s risk/return characteristics and uncovering specific credits that they believe may offer the best return potential.

In selecting investments for the Strategic Alpha Strategy, the Loomis Sayles team develops long-term portfolio themes driven by macro-economic indicators. These include secular global economic trends, demographic trends and labor supply, analysis of global capital flows and assessments of geopolitical factors. The Loomis Sayles team then develops shorter-term portfolio strategies based on factors including, but not limited to, economic, credit and Federal Reserve cycles, top-down sector valuations and bottom-up security valuations. The Loomis Sayles team employs active risk management, with a focus on credit,

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iMGP Alternative Strategies Fund – Sub-Advisors — (Continued)

interest rate and currency risks. Additionally, the Loomis Sayles team will use risk management tools in constructing and optimizing the portfolio and seek to manage risk on an ongoing basis. The Loomis Sayles team expects to actively evaluate each investment idea based upon its return potential, its level of risk and its fit within the team’s overall macro strategy when deciding whether to buy or sell investments, with the goal of continually optimizing the portfolio.

The Loomis Sayles team seeks to gain a performance edge by integrating the global macro themes with Loomis Sayles’ best bottom-up security selection, risk analysis and trading capabilities to create the best expected risk/return portfolio. The Loomis Sayles team will pursue its investment goal by obtaining long investment exposures through direct cash investments and derivatives and short investment exposures substantially through derivatives. A “long” investment exposure is an investment that rises in value with a rise in the value of an asset, asset class or index and declines in value with a decline in the value of that asset, asset class or index. A “short” investment exposure is an investment that rises in value with a decline in the value of an asset, asset class or index and declines in value with a rise in the value of that asset, asset class or index. The Loomis Sayles team’s long and short investment exposures may, at times, each reach 150% of the assets invested in this segment of the Alternative Strategies Fund (excluding instruments primarily used for duration management and short-term investments (such as cash and money market instruments)), although these exposures may be higher or lower at any given time.

Investments: In connection with its principal investment strategies, the Loomis Sayles team may invest in a broad range of U.S. and non-U.S. fixed income securities, including, but not limited to, corporate bonds, municipal securities, U.S. and non-U.S. government securities (including their agencies, instrumentalities and sponsored entities), securities of supranational entities, emerging market securities, commercial and residential mortgage-backed securities, CMOs, other mortgage-related securities (such as adjustable rate mortgage securities), asset backed securities, bank loans, collateralized loan obligations (“CLOs”), convertible bonds, Rule 144A securities, REITs, zero-coupon securities, step coupon securities, pay-in-kind securities, inflation-linked bonds, variable and floating rate securities, private placements and commercial paper and preferred securities. Additionally, the Strategic Alpha Strategy involves limited investments in equities and exchange–traded funds.

Non-U.S. Currency Investments: Under normal market conditions, the Loomis Sayles team may engage in a broad range of transactions involving non-U.S. and emerging market currencies, including, but not limited to, purchasing and selling forward currency exchange contracts in non-U.S. or emerging market currencies, investing in non-U.S. currency futures contracts, investing in options on non-U.S. currencies and non-U.S. currency futures, investing in cross currency instruments (such as swaps), investing directly in non-U.S. currencies and investing in securities denominated in non-U.S. currencies. The Loomis Sayles team may also engage in non-U.S. currency transactions for investment or for hedging purposes.

Derivative Investments: For investment and hedging purposes, the Loomis Sayles team may invest substantially in a broad range of derivatives instruments, particularly credit default swaps and futures contracts, and sometimes the majority of its investment returns will derive from its derivative investments. These derivative instruments include, but are not limited to, futures contracts (such as treasury futures and index futures), forward contracts, options (such as options on futures contracts, options on securities, interest rate/bond options, currency options, options on swaps and OTC options), warrants (such as non-U.S. currency warrants) and swap transactions (such as interest rate swaps, total return swaps and index swaps). In addition, the Loomis Sayles team may invest in credit derivative products that may be used to manage default risk and credit exposure. Examples of such products include, but are not limited to, credit default swap index products (such as LCDX, CMBX and ABX index products), single name credit default swaps, loan credit default swaps and asset-backed credit default swaps. Derivative instruments (such as those listed above) can be used to acquire or to transfer the risk and returns of a security without buying or selling the security. The Loomis Sayles team’s strategy may be highly dependent on the use of derivatives, and to the extent that they become unavailable or unattractive the Loomis Sayles team may be unable to fully implement its investment strategy. For a detailed discussion of various types of derivatives in which the Alternative Strategies Fund may invest, including the risks of investing in such derivatives, please refer to the Description of Principal Investment Risks section in the Prospectus and the SAI.

The Loomis Sayles team is not limited as to the duration of its portfolio, which will change over time but is likely to be within a range of -5 years to +10 years.

Arbitrage Strategy

John Orrico, CFA

Todd Munn

Roger Foltynowicz, CFA, CAIA

Gregg Loprete

Water Island Capital, LLC

41 Madison Avenue, 42nd Floor

New York, NY 10010

John Orrico, Todd Munn, Roger Foltynowicz, and Gregg Loprete are the co-portfolio managers responsible for the arbitrage strategy (the “Arbitrage Strategy”), which is the segment of the Alternative Strategies Fund’s assets managed by Water Island Capital, LLC (“Water Island”). Orrico founded Water Island in 2000 and serves as its Chief Investment Officer. He also serves as the President and Chairman of the Board of The Arbitrage Funds and AltShares Trust, open-end management investment companies advised by Water Island. He is a portfolio manager on the firm’s merger arbitrage and special situations strategies. Prior to founding Water Island, Orrico worked at Gruss & Co., focusing on merger arbitrage and special situations. He started his career in the financial services industry in 1982 upon joining the Corporate Finance group at Morgan Stanley & Co. Munn joined Water Island in 2003 and is a portfolio manager on the firm’s merger arbitrage strategy. Foltynowicz joined Water Island in 2003 and is a portfolio

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manager on the firm’s merger arbitrage strategy. Loprete joined Water Island in 2009 and is a portfolio manager specializing in credit opportunities. Water Island has been a sub-advisor to the Alternative Strategies Fund since the Alternative Strategies Fund’s inception in 2011.

Investment Strategy: Water Island invests its sleeve in equity and debt securities of companies whose prices Water Island believes are or will be impacted by a corporate event. Specifically, Water Island employs investment strategies designed to capture price movements generated by publicly announced or anticipated corporate events such as mergers, acquisitions, asset sales, restructurings, refinancings, recapitalizations, reorganizations, or other special situations.

Water Island seeks to profit from the various events by employing a specific strategy based on each event. In the case of mergers & acquisitions (M&A), the most common arbitrage activity, Water Island’s investment approach generally involves purchasing the shares of an announced acquisition target at a discount to their expected value upon completion of the acquisition. Water Island may engage in short sales when the terms of a proposed acquisition call for the exchange of common stock and/or other securities. In such a case, the securities of the company to be acquired may be purchased and, at approximately the same time, an amount of the acquiring company’s common stock and/or other securities as per the terms of the transaction may be sold short. In other instances, Water Island will match a long position in a convertible security with a short position in the underlying common stock. Water Island seeks to purchase convertible securities at discounts to their expected future values and sell shares of the underlying common stock short to hedge against equity market movements. The positions are typically designed to earn income from coupon or dividend payments. In another scenario, Water Island may purchase a senior secured security of an issuer and sell short an unsecured security of the same issuer. In this example, the trade would be profitable if credit quality spreads widened or if the issuer went bankrupt and the recovery rate for the senior debt was higher than anticipated. It is expected that positions will be liquidated when pricing discrepancies disappear. Water Island may also invest in securities of companies whose stock price trades significantly higher or lower from where Water Island believes it should trade, as the result of an ongoing or anticipated corporate catalyst.

Water Island classifies events with more definitive outcomes and shorter timelines as “hard” catalysts and those with less definitive outcomes and/or longer timelines as “soft” catalysts. Hard catalysts can include definitive M&A, M&A reversals, liquidations, Dutch tenders, special purpose acquisition companies (SPACs), IPOs, yield to call, and spin-offs (pre-event). Soft catalysts can include speculative M&A, credit refinancings, turnaround plans, management changes, public investments in private equity (PIPEs), transformational re-ratings, and spin-offs (post-event).

In constructing the portfolio, Water Island favors high conviction, hard and soft catalyst investments that meet or exceed its desired return threshold, with a preference for those investment opportunities with superior reward-to-risk profiles. The team considers various position sizing constraints, including each position’s risk impact assessment, which is a measure of the loss to assets under management if the position were to trade to its estimated downside price. Water Island also monitors macro, structural, and idiosyncratic risks across its sleeve of the portfolio and seeks to mitigate undesired risk exposures through appropriate hedges.

Water Island continuously monitors its investments and evaluates each investment’s risk/return profile, taking into account each investment’s risk versus its anticipated reward relative to its predetermined exit strategy and the availability of other event-driven opportunities. Water Island may sell or close out an investment when the securities of the companies involved in the transaction no longer meet the expected return threshold considering prevailing market prices and the relative risks of the opportunity or when Water Island believes there are better risk-adjusted opportunities available.

The SAI provides additional information about each sub-advisor’s method of compensation for its portfolio managers, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

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iMGP High Income Alternatives Fund – Sub-Advisors

iM Global’s strategy is to allocate the portfolio’s assets among the High Income Alternatives Fund’s three sub-advisors to provide investors a mix of strategies that iM Global believes offer risk-return characteristics that are attractive individually and even more compelling collectively. Allocations among sub-advisors are based on several factors, including iM Global’s expectation for the risk-adjusted return potential of each sub-advisor’s strategy and the impact on overall portfolio risk, with the objective of maximizing return subject to the goal of high income relative to investment-grade, fixed income portfolios without taking undue risk. iM Global may at times adjust the allocations of capital to sub-advisors if it believes there is a highly compelling tactical opportunity in a particular sub-advisor’s strategy. Portfolio assets will be tactically allocated to the sub-advisors in accordance with the target allocation range for each sub-advisor specified in the table below, as measured at the time of allocation.

Sub-advisor strategies may seek to benefit from: opportunities to combine securities with differing risk characteristics; market inefficiencies; opportunities to provide liquidity; tactical opportunities in asset classes or securities; special situations such as spin-offs; as well as other opportunities in other areas. In the aggregate, the managers can invest globally in debt and equity securities of companies of any size, domicile or market capitalization, government and corporate bonds, loans, loan participation interests, mortgage or other asset-backed securities and other fixed income securities and currencies, including short positions of any of the foregoing, within their respective segments of the High Income Alternatives Fund. They may also write options, invest in derivatives, including, without limitation, options, futures contracts, participatory notes (“P-Notes”) and swaps, to manage risk or enhance return and can also borrow amounts up to one third of the value of the High Income Alternatives Fund’s total assets (except that the High Income Alternatives Fund may exceed this limit to satisfy redemption requests or for other temporary purposes). Each of the managers may invest in illiquid securities; however, the High Income Alternatives Fund as a whole may not hold more than 15% of its net assets in illiquid securities.

Each sub-advisor will have an investment approach that generally focuses on a particular asset class or specific strategies. Currently, the strategies the sub-advisors focus on are as follows: (1) a credit value strategy, (2) a multi credit strategy, and (3) an option income strategy. Other appropriate strategies may also be considered and added to (or removed from) the High Income Alternatives Fund.

The following table provides a description of the High Income Alternatives Fund’s strategies and their target levels of assets. Asset levels will fluctuate, and it is at the discretion of iM Global to re-balance the asset allocations. A detailed discussion of the management structure of the High Income Alternatives Fund follows the table.

PORTFOLIO MANAGER(S)/SUB-ADVISOR	CURRENT TARGET ALLOCATION AND TARGET ASSET ALLOCATION RANGE	STRATEGY
Andrew P. Hofer Neil Hohmann Paul Kunz, CFA Brown Brothers Harriman & Co.	40% 35-45%	Credit Value
Scott Minerd Anne Walsh, CFA Steven Brown, CFA Adam Bloch Guggenheim Partners Investment Management, LLC	40% 35-45%	Multi Credit
Derek Devens, CFA Rory Ewing Eric Zhou Neuberger Berman Investment Advisers LLC	20% 10-30%	Option Income

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iMGP High Income Alternatives Fund Portfolio Managers

Credit Value Strategy

Andrew P. Hofer

Neil Hohmann

Paul Kunz, CFA

Brown Brothers Harriman & Co.

140 Broadway

New York, NY 10005

Andrew Hofer, Neil Hohmann and Paul Kunz are the portfolio managers primarily responsible for the credit value strategy (the “Credit Value Strategy”), which is the segment of the High Income Alternatives Fund’s assets managed by Brown Brothers Harriman & Co. (“BBH”) through its separately identifiable department known as the BBH Mutual Fund Advisory Department. Hofer is Head of Taxable Fixed Income for Investment Management. Since joining BBH in 1998, Hofer has held a variety of roles within Investment Management, including the Head of Insurance Asset Management, Chief Operating Officer, and Head of Risk Management. Hofer spent the first ten years of his career as a generalist banker and financial institutions specialist. Hofer holds a B.A. degree in East Asian studies from Yale, and an MIA (Master of International Affairs) from Columbia University. He is currently a Trustee of The Town School in New York City. Hofer previously served as Chairman of Learning Ally, a not-for-profit corporation that serves students with visual and reading challenges, as well as their families and schools. Hohmann is Head of Structured Products and a portfolio manager for Investment Management. In this role, he supervises security selection in asset-backed securities, commercial and agency mortgage-backed securities, and financial institution credit. Prior to joining BBH in 2006, Hohmann was a director of structured products and a director of research at various firms. He is an active member of BBH’s Market Risk Oversight Committee. Hohmann received a Bachelor of Economics with Distinction from Yale University where he graduated magna cum laude. He also earned a PhD in Economics from the University of Chicago. He is a past President and serves on the Council of the Yale Club of New York City. He also serves on the Board of the Yale Alumni Fund and is a co-founder of the YaleFin alumni group for finance professionals. As the Head of Corporate Credit and a portfolio manager, Kunz is responsible for the oversight of corporate fixed income portfolios encompassing both investment grade and high yield credit, including managing the research efforts of the credit analyst team. He has been a member of the portfolio management team since joining BBH in 2013. Kunz has worked in the investment industry since 1998 and has extensive experience in high yield bonds, leveraged loans, and distressed credit. He began his professional career as an in-house attorney for financial services institutions. Kunz received a B.S. in finance from Villanova University, a J.D. from St. John’s University School of Law, an LLM in corporate law from New York University School of Law. He is also a CFA® charterholder.

The sub-advisor seeks to achieve the fund’s investment objective by investing its segment of the fund in fixed-income securities it believes to have the potential for excess return. The sub-advisor’s investment strategy will be to invest in fixed income securities from a wide variety of sectors, including asset-backed securities (ABS), commercial mortgage-backed securities (CMBS), corporate bonds, floating-rate loans and municipal bonds. The sub-advisor expects to invest in structured and corporate securities. The sub-advisor’s emphasis is expected to be on A/BBB-rated asset backed securities and BBB/BB-rated corporate securities, as these ratings segments have historically offered attractive risk-adjusted returns, along with low default rates. The sub-advisor will also invest in U.S. Treasury futures to manage duration of the portfolio, which allows individual security selection to be managed without regard to portfolio duration. The sub-advisor will not typically own CCC rated or distressed securities.

The sub-advisor will consider investments based on a bottom-up assessment of opportunities and the risk/return potential of the yield curve. The investment strategy’s duration is flexible and the sub-advisor seeks to maintain a duration that is consistent with positive returns over longer time periods. The sub-advisor will consider the macroeconomic environment from the perspective of risk-management through economic cycles. The sub-advisor’s valuation process starts with the concept that credit spreads revert to the mean and that spread deviations relative to a long-term average indicate potential spread compression or spread widening. The sub-advisor applies this valuation framework to all economic sectors by credit rating and maturity.

The sub-advisor’s investment process is based on fundamental credit research. The sub-advisor identifies fixed income securities for potential purchase for the portfolio based on four fundamental criteria: a durable operating model, effective management, attractive/appropriate structure, and transparency. A durable credit is one where the sub-advisor believes an issuer’s revenue stream and its financial structure can withstand a wide range of economic and regulatory scenarios. When assessing management, the sub-advisor looks for issuers with a long, proven track record of execution (especially through a downturn), commitment to capital markets access, and incentives that are aligned with creditors’ interests. With regard to appropriate bond structures, the sub-advisor requires the level and variability of an issuer’s revenues to comfortably support ongoing operations and the capital structure.

The sub-advisor’s assumption of credit risk is valuation driven. When valuing securities/credits, and assessing an attractive margin of safety, the sub-advisor applies the same valuation approach across all sectors (ABS, CMBS, corporate credit, and municipal bonds). The sub-advisor seeks to buy securities at discounted valuations, inclusive of a sufficient margin of safety, that are created by excess short-term price volatility. The sub-advisor will make investments when it believes a security’s potential excess return more than compensates the fund for default risk, liquidity risk, and the embedded optionality of a bond. The sub-advisor may sell securities for several reasons including to adjust the portfolio’s average maturity, move into more attractively valued securities, take gains, the investment thesis changed, or to meet redemption requests.

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iMGP High Income Alternatives Fund – Sub-Advisors — (Continued)

Multi Credit Strategy

Scott Minerd

Anne Walsh, CFA

Steven Brown, CFA

Adam Bloch

Guggenheim Partners Investment Management, LLC

100 Wilshire Boulevard, 5th Floor

Santa Monica, CA 90401

Scott Minerd, Anne Walsh, Steven Brown and Adam Bloch are the co-portfolio managers responsible for the multi credit strategy (the “Multi Credit Strategy”), which is the segment of the High Income Alternatives Fund’s assets managed by Guggenheim Partners Investment Management, LLC (“Guggenheim”). Minerd is Chairman of Guggenheim Investments and Global Chief Investment Officer of Guggenheim Partners. Minerd leads Guggenheim’s research on global macroeconomics and guides the firm’s investment strategies. Previously, Minerd was a Managing Director with Credit Suisse First Boston in charge of trading and risk management for the Fixed Income Credit Trading Group. He was responsible for the corporate bond, preferred stock, money markets, U.S. government agency and sovereign debt, derivatives securities, structured debt and interest rate swaps trading business units. Minerd is a member of the Federal Reserve Bank of New York’s Investor Advisory Committee on Financial Markets, helping advise the NY Fed President about financial market developments, risks to the financial system and steps that can be taken to understand and mitigate these risks. He is an advisor to the Organization for Economic Cooperation and Development (OECD) on long-term investments and is a contributing member of the World Economic Forum (WEF) and their Global Agenda Council on the Arctic. Walsh joined Guggenheim in 2007, and is Chief Investment Officer—Fixed Income, and head of the Portfolio Construction Group and Portfolio Management. She oversees more than $185 billion in fixed-income investments including Agencies, Credit, Municipals, and Structured Securities. She is responsible for portfolio design, strategy, sector allocation and risk management, as well as conveying Guggenheim’s macroeconomic outlook to Portfolio Managers and fixed income Sector Specialists. Walsh specializes in liability-driven portfolio management. Prior to joining Guggenheim, she served as Chief Investment Officer at Reinsurance Group of America, and also held roles at Zurich Scudder Investments, Lincoln Investment Management and American Bankers Insurance Group. She is also a CFA® charterholder and a member of the CFA Institute. Brown joined Guggenheim in 2010 and is a Portfolio Manager for Guggenheim’s Active Fixed Income and Total Return mandates. He works with the Chief Investment Officers and other members of the Portfolio Management team to develop and execute portfolio strategy. Additionally, he works closely with the Sector Teams and Portfolio Construction Group. Prior to joining Portfolio Management in 2012, Brown worked in the Asset Backed Securities group. His responsibilities on that team included trading and evaluating investment opportunities and monitoring credit performance. Prior to joining Guggenheim, Brown held roles within structured products at ABN AMRO and Bank of America in Chicago and London. He is also a CFA® charterholder and a member of the CFA Institute. Bloch joined Guggenheim in 2012 and is a Portfolio Manager for Guggenheim’s Active Fixed Income and Total Return mandates. Bloch works with the Chief Investment Officers and other Portfolio Managers to develop portfolio strategy that is in line with the firm’s views. He oversees strategy implementation, working with research analysts and traders to generate trade ideas, hedge portfolios, and manage day-to-day risk. Prior to joining Guggenheim, he worked in Leveraged Finance at Bank of America Merrill Lynch in New York where he structured high-yield bonds and leveraged loans for leveraged buyouts, restructurings, and corporate refinancings across multiple industries.

The managers of the Multi Credit Strategy seek to maximize total return through a combination of current income and capital appreciation. The team seeks to achieve its investment objective by investing in a wide range of fixed-income assets selected from a variety of credit sectors including, but not limited to, corporates, structured credit, U.S. government and agency, municipals, and other credit sectors. The investments can be across the capital structure including but not limited to senior secured, unsecured, second lien, other mezzanine including preferred, and equity. The strategy seeks opportunities across fixed-income market sectors, especially in non-index-eligible securities. In addition, the team may invest in derivatives or other asset classes to meet its investment objective. The strategy is flexible and is not constrained by duration, sector, issuer, or credit quality. As such, the strategy does not target any specific benchmark exposure to sectors, security weightings, and credit quality.

Guggenheim believes that an emphasis on capital preservation, while capturing attractive yields and a sustainable income component, is the surest path to superior long-term investment results. The firm strongly believes that fixed-income markets are inefficient, and as a result Guggenheim focuses on bottom-up, fundamental research to identify securities with attractive relative value, where prices do not accurately reflect a security’s intrinsic value for a given risk profile. In-house macroeconomic views serve as a “roadmap” to inform and guide portfolio construction considerations such as duration and credit quality, as well as sector weightings.

Credit selection is conducted by a deep team of sector and security analysts. The focus is on understanding the underlying business, issuer financial strength, risks pertaining to cash flows, the capital structure (seniority of payments), debt covenants, among other considerations. This analysis involves comprehensive industry analysis that incorporates inputs from industry experts, competitors, suppliers, servicers, and customers. It also integrates a thorough analysis of creditworthiness under a variety of downside stress-test scenarios and leverages a dedicated legal team to assist in examining and assessing pertinent covenants and terms that may affect issues.

Risk management plays a prominent role in the investment process. At a high-level, the team studies a wide range of economic and market scenarios, and assesses the possible impact these scenarios could have on the portfolio. Scenarios can include those driven by macroeconomic risks, changes in regulation, broad sector trends, or an assessment of liquidity at the sector,

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security, and industry levels. Moreover, the team seeks to understand how specific changes in portfolio composition would lessen the downside, such as upgrading credit quality or including different types of security structures. Scenario analysis at the portfolio level also includes the impact of various interest-rate changes along different tenors of the curve.

At the portfolio level, the team might examine the effect of sudden mark-to-market shocks on the portfolio by assuming widening yield spreads for specific portfolio exposures. The team will also examine risks to specific sectors under a given stress-test scenario to quantify the potential downside risk. Risk management is also expressed through portfolio diversification, both across and within fixed-income sectors, position size limits, prudent yield-curve positioning, loss thresholds, and other measures.

Securities may be sold for several reasons including to adjust the portfolio’s average maturity, shift assets into or out of higher-quality securities, move into more attractively valued securities, take gains, or to meet redemption requests.

Option Income Strategy

Derek Devens, CFA

Rory Ewing

Eric Zhou

Neuberger Berman Investment Advisers LLC

1290 Avenue of the Americas

New York, NY 10104

Derek Devens, Rory Ewing and Eric Zhou are the portfolio managers responsible for the option income strategy (the “Option Income Strategy”), which is the segment of the High Income Alternatives Fund’s assets managed by Neuberger Berman Investment Advisers LLC (“Neuberger Berman”). Devens has managed the Option Income Strategy since inception. Devens joined Neuberger Berman in 2016 and is a Managing Director and Senior Portfolio Manager of the Option Group. Prior to Neuberger Berman, he was responsible for both Research and Portfolio Management at Horizon Kinetics. Devens was a member of the Investment Committee and responsible for co-managing the Kinetics Alternative Income Fund and various separate account strategies. Prior to Horizon Kinetics, he was a Vice President with Goldman Sachs’ Global Manager Strategies Group where he was responsible for conducting investment manager research. He is also a CFA® charterholder. Ewing is a Senior Vice President and Portfolio Manager for the Option Group at Neuberger Berman. He joined Neuberger Berman in 2016 and has been a Portfolio Manager of the Option Income Strategy since February 2021. Prior to joining Neuberger Berman, he was most recently a research analyst at another investment adviser since 2013. Ewing has held several investment positions at different investment advisers. Zhou is a Senior Vice President and Portfolio Manager for the Option Group at Neuberger Berman where he is focused on the implementation of investment strategy, quantitative research, and derivative strategy modeling related to the firm’s option- and volatility-based strategies. He joined Neuberger Berman in 2016 and has been a Portfolio Manager of the Option Strategy since February 2022. Before joining Neuberger Berman, Zhou was a research analyst at Horizon Kinetics, where he worked primarily on derivatives- related research, and also supported the firm’s broader research efforts. Previously, Zhou worked for UBS Wealth Management. Zhou received a BS from the Carroll School of Management at Boston College and an MA in the Mathematics of Finance from Columbia University.

In executing the Option Income Strategy, the Neuberger Berman team writes put options on U.S. equity indexes, a strategy conceptually similar to that utilized by the Chicago Board Options Exchange (CBOE) S&P 500 PutWrite Index (the “Put Index”). However, by utilizing thoughtful active management, the team seeks to reduce the path dependence of the Put Index, as well as manage risk and seek attractive returns relative to the Put Index. While the Put Index writes one at-the-money (ATM) put option on the S&P 500 Index each month, the team seeks to diversify the underlying options held by the strategy by strike price and expiration date by writing a series of short dated put options on diversified U.S. equity indexes, laddered across expiration dates, intending for option exposures to be relatively consistent across options tenors (i.e., the time left until an option contract expires). Options are rolled in a manner that seeks to preserve this laddered structure. This diversification is intended to seek to reduce the likelihood of a series of negative short-term outcomes in a row that could result from selling only one put per month.

Another critically important difference between the Put Index and the strategy the team manages for the Fund is the selection of the level of ‘moneyness’ of the options sold (ATM versus out-of-the money, or “OTM”). The fund’s options will primarily be OTM, vs the Put Index selling ATM options. The Fund attempts to generate returns through the receipt of option premiums from selling puts, as well as through investments in fixed income instruments, which collectively are intended to reduce volatility relative to what it would be if the fund held the underlying equity index on which the options are written. The Fund’s investments in fixed income instruments will typically be in short duration U.S. Treasuries and are intended to provide liquidity and preserve capital and will serve as collateral for the Fund’s investments in options.

Risk management is a function of a number of factors, one being the overall sizing of the allocation at the fund level, since the strategy can have significant equity correlation (but has historically exhibited lower beta than broad-based U.S. equity indices as demonstrated by the PUT Index compared to the S&P 500 Index). Secondly, the selection of ATM or OTM, and how far OTM, influences the level of risk materially. Lastly, the team seeks to actively reduce downside exposures to mitigate equity risk by buying back a portion of the put options that are underwater and selling new put options at higher premiums. Put writing is not a strategy built on a philosophy of explicit risk avoidance; rather, it is rooted in seeking receipt of option premiums in exchange for taking on the risk of a decline in U.S. broad based equity indices. As such, investors in the strategy accept limited upside returns relative to U.S. broad-based equity indices in exchange for the potential for option premiums to mitigate equity risk.

In a put writing strategy, a fund (as the seller of the option) receives premiums from the purchaser of the option in exchange for providing the purchaser with the right to sell the underlying

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iMGP High Income Alternatives Fund – Sub-Advisors — (Continued)

instrument to the fund at a specific price (i.e., the strike price). If the market price of the instrument underlying the option exceeds the strike price, it is anticipated that the option would go unexercised and the fund would earn the full premium upon the option’s expiration or a portion of the premium upon the option’s early termination. If the market price of the instrument underlying the option drops below the strike price, it is anticipated that the option would be exercised and the fund would pay the option buyer the difference between the market value of the underlying instrument and the strike price. The amount of premium varies according to a number of factors, including the market perception of risk, the length of the option, and whether the option is ATM when written (riskier for the seller, which necessitates a higher premium) or OTM and by how much. The further OTM the option is, the less likely the index is to decline below the strike price, and thus the less likely the option seller is to be required to make a payment to the option buyer, thus the premium collected by the seller necessarily is lower.

The potential returns to equity index put writing come from two risk premia plus the return on collateral, which is typically invested in relatively conservative, short-duration fixed income. The first is the equity risk premium, or the return investors earn for holding equity risk. The team believes that investors should also acknowledge the natural corollary related to options on stock indexes. The team believes that for equity markets to be efficient, investors who assume exposure to the downside risk of an equity index should seek to earn a portion of the long-term equity risk premium over longer investment periods. Essentially, in the team’s view, the underwriters of equity risk should earn the equity risk premium over the long term regardless of how the risk is assumed, whether through direct ownership of the index, or seeking to offset its downside. If this was not the case, then in the team’s view, equity markets would demonstrate a massive inefficiency, as investors could own the equity index and buy puts to protect the full value of their investment from any loss while still earning positive returns. Therefore, the team believes that for markets to be efficient, a portion of put option premium collected from writing put options must therefore compensate the put seller for the equity sensitivity of the option. The portion of the equity risk premium earned through put writing is a function of the moneyness of the put option written.

The second risk premium is the volatility risk premium. In addition to earning premiums on the put options written, the team believes the option seller must be compensated further for the added risk associated with a decline in the broad-based U.S. equity markets for some period in the future in an unpredictable world. Investors do not generally assume risk with the intention of losing money over time, and option markets are not an exception. Because of the high degree of uncertainty, and the negatively skewed risk/return profile to which they are exposed, sellers of put options generally build in a cushion (or expected profit margin) to the premiums they collect from option buyers. Over time, the team believes this concept has the potential to allow sellers of ATM puts to generate returns similar to owning the index over long-term investment horizons.

The return profile of selling ATM U.S. equity index puts has historically tended to be more stable than owning the underlying equity index outright as demonstrated by the PUT Index compared to the S&P 500 Index. In converting traditional equity investment return potential (capital appreciation and dividends) into up-front cash flows via the consistent collection of option premiums and interest income, put writing strategies make an explicit trade-off between up-market participation and down-market participation, while still seeking reasonable returns in flat markets. As such, it is anticipated that the strategy will not participate in the full upside of the index, but it also has the potential to mitigate a portion of losses when the index suffers negative performance, due to the offsetting effect of the premium cash flows. The premiums the strategy collects may decrease during up markets, however, the team would expect premiums to materially ratchet up during periods of market losses, a feature which may help the strategy recover from drawdowns more quickly than the underlying equity index.

The SAI provides additional information about each sub-advisor’s method of compensation for its portfolio managers, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

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iMGP SBH Focused Small Value Fund – The Sub-Advisor

iM Global’s strategy is to allocate the portfolio’s assets to the Fund’s sub-advisor who, based on iM Global’s research, is judged to be among the best in its style group. The sub-advisor manages the portfolio by building a select portfolio representing its highest-confidence stocks. Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of small-sized U.S. value companies. This investment policy may be changed by the Board without shareholder approval, but shareholders would be given at least 60 days’ notice if any change occurs. Though the total number of securities the Fund may hold at any point in time will vary, it is generally expected that the Fund will hold between 20 and 40 equity securities.

As used in this Prospectus, iM Global defines a “Small-Cap Company” as one whose market capitalization falls within the range of market capitalizations of any company in the Russell 2000® Index, as of the most recent reconstitution. Though the primary capitalization focus of the Fund is in the small-cap sector, iM Global does not believe that small-cap investors should be forced to sell a stock that appreciates beyond the upper thresholds of the small-cap range if the manager continues to maintain a high level of conviction with respect to the holding. This has been a problem with many small-cap funds, as they have, at times, been forced to sell some of their most compelling holdings. Overall, iM Global expects the majority of the Fund’s holdings at any point in time to meet the definition of a Small-Cap Company; however, the Fund will not be required to sell any company if its market capitalization grows and exceeds the market capitalization of the largest company in the Russell 2000® Index.

iMGP SBH Focused Small Value Fund Portfolio Managers

Mark T. Dickherber, CFA, CPA

Shaun P. Nicholson

Segall Bryant & Hamill, LLC

540 West Madison Street, Suite 1900

Chicago, IL 60661

Mark T. Dickherber and Shaun P. Nicholson of Segall Bryant & Hamill, LLC (“SBH”) are the portfolio managers for the Fund. Dickherber joined SBH in 2007 and is a senior portfolio manager and head of SBH’s Small Cap strategies. He is the lead portfolio manager for SBH’s Small Cap Value strategy and the co-portfolio manager of SBH’s Small Cap Core and Small Cap Value Concentrated strategies. Dickherber is also responsible for equity research in the Small Cap and Small/Mid Core equity portfolios and is a specialist in the healthcare, utilities and REIT sectors within the respective portfolios. Prior to joining SBH, Dickherber served as director of research for Kennedy Capital Management, where he had worked since 1996. Nicholson joined SBH in 2011 and is a senior portfolio manager for SBH’s Small Cap strategies. He is the lead portfolio manager for SBH’s Small Cap Value Concentrated strategy and the co-portfolio manager for SBH’s Small Cap Value strategy. He is responsible for research related to materials, autos/transports, industrials and regional banks within the respective portfolios. Prior to joining SBH, Nicholson spent six years at Kennedy Capital Management.

Dickherber and Nicholson are small-cap value-oriented investors who seek to identify companies that have the potential for significant improvement in return on invested capital (“ROIC”), with the idea being that, as ROIC improves, each dollar invested in the business earns an incrementally higher return. Importantly, Dickherber and Nicholson disaggregate a company’s ROIC down to the business segment level to understand the drivers (and detractors) of a company’s profitability. Armed with segment-level return data, the team seeks to identify companies with low embedded expectations that have company-specific, returns-improving catalysts. The team does not buy stocks simply because they are “cheap.” Dickherber and Nicholson require that management is ROIC-focused, financially incentivized to improve returns through appropriate capital allocation, and able to articulate an appropriate returns-based strategy to improve profitability. The team tracks management’s progress via quarterly financials and quarterly management contact. The team believes that management’s commitment and ability to appropriately improve returns results in the largest portfolio weightings.

Dickherber and Nicholson seek to identify the building blocks of improved (and diminishing) profitability before it is recognized by the market. The team is willing to be early in a particular stock and will stay invested provided the investment team sees continuing evidence that management is taking the appropriate steps to improve returns. Dickherber and Nicholson will sell stocks for a number of reasons. Examples include management making a capital-allocation decision that will likely diminish returns, such as an acquisition of a lower-returning business; management failing to demonstrate a strategy that improves returns; a change in management that negatively impacts a returns-based culture; the diminishing effectiveness of certain company-specific catalysts for improved returns; or an estimation by the co-portfolio managers that the risk-reward ratio has become unattractive.

The SAI provides additional information about the sub-advisor’s method of compensation for its portfolio managers, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

Prior Performance for Similar Accounts Managed by SBH

The following tables set forth performance data relating to the historical performance of all private accounts and limited partnerships managed by SBH for the periods indicated that have investment objectives, policies, strategies and risks substantially similar to those of the Fund. The data is provided to illustrate the past performance of SBH in managing substantially similar accounts as measured against a market index and does not represent the performance of the Fund. You should not consider this performance data as an indication of future performance of the Fund.

The private accounts and limited partnerships that are included in the performance data set forth below are not subject to the same types of expenses to which the Fund is subject, or to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the Investment

iMGP SBH Focused Small Value Fund – The Sub-Advisor	85

iMGP SBH Focused Small Value Fund – The Sub-Advisor — (Continued)

Company Act of 1940, as amended, or Subchapter M of the Internal Revenue Code of 1986, as amended. Consequently, the performance results for these private accounts or limited partnerships could have been adversely affected if the private accounts and limited partnerships had been regulated as investment companies under the federal securities laws.

SBH Small Cap Value Select Composite

Average Annual Total Returns

For the Periods Ended December 31, 2021

	One Year	Five Years	Since Inception (July 31, 2014)
SBH Small Cap Value Select Composite Returns (1)
Net of fees / expenses*	19.82%	12.79%	11.93%
Gross of fees / expenses	20.30%	13.26%	12.40%
Russell 2000® Value Index	28.27%	9.07%	8.79%

(1)	The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of the future performance of the Fund.
*

The net returns for the composite are shown net of all actual fees and expenses, including sales loads. The fees and expenses of accounts included in the composite are lower than the anticipated operating expenses of the Fund and, accordingly, the Fund would have lower performance results than those shown for the composite.

Segall Bryant & Hamill, LLC (“SBH”) is a wholly-owned subsidiary of CI Financial Corp. and a registered investment advisor established in 1994. SBH manages a variety of equity and fixed income assets for primarily U.S. clients. SBH has prepared and presented the foregoing reports in compliance with the Global Investment Performance Standards (GIPS®), which differs from the SEC method of calculating performance. The GIPS are a set of standardized, industry wide principles that provide investment firms with guidance on how to calculate and report their investment results. The GIPS total return is calculated by using a methodology that incorporates the time-weighted rate of return concept for all assets, which removes the effects of cash flows. The SEC standardized total return is calculated using a standard formula that uses the average annual total return assuming reinvestment of dividends and distributions and deduction of sales loads or charges.

The net of fees composite returns are net of management fees, trading commissions, and transaction costs and reflect the reinvestment of all income. Actual fees may vary depending on, among other things, the applicable management fee schedule and portfolio size. The Standard Institutional Investment Fee Schedules are as follows:

Management Fees
SBH Small Cap Value Select Strategy:	0.80%—First $25 Million
0.70%—Next $25 Million
0.65%—Over $50 Million

A complete list of SBH composites and performance results is available upon request.

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iMGP Oldfield International Value Fund – The Sub-Advisor

iM Global’s strategy is to allocate the portfolio’s assets to the Fund’s sub-advisor who, based on iM Global’s research, is judged to be among the best in its style group. The sub-advisor manages the portfolio by building a select portfolio representing its highest-confidence stocks. Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of value companies organized or located outside of the United States. This investment policy may be changed by the Board without shareholder approval, but shareholders would be given at least 60 days’ notice if any change occurs. Though the total number of securities the Fund may hold at any point in time will vary, it is generally expected that the Fund will hold between 25 and 30 equity securities.

iMGP Oldfield International Value Fund Portfolio Managers

Nigel Waller

Andrew Goodwin

Oldfield Partners LLP

11 Grosvenor Place

London SW1X 7HH

United Kingdom

Nigel Waller and Andrew Goodwin of Oldfield Partners LLP (“Oldfield”) are the portfolio managers for the Fund. Waller is one of the founding partners of Oldfield, which was established in 2005, and is Chief Investment Officer and Chief Executive Officer. Waller co-manages Oldfield’s global and Europe, Australasia, Far East (EAFE) equity portfolios and contributes to the overall investment selection. Prior to joining Oldfield, Waller was at Merrill Lynch Investment Managers for 13 years and was a director and portfolio manager on the global team and was also a member of the emerging markets and European teams in London and, from 1997 to 1999, the Asia team in Singapore. Goodwin joined Oldfield in 2013. He co-manages Oldfield’s global and EAFE equity portfolios and contributes to the overall investment selection. Prior to joining Oldfield, Goodwin was at SVG Capital in London for seven years managing mainly European equity portfolios. Before joining SVG Capital, he held portfolio management positions at Sovereign Asset Management, American Express Asset Management and Phillips & Drew Fund Management.

The firm was established and started in March 2005 by Richard Oldfield. He started his career at SG Warburg-Mercury Asset Management in 1977 and ultimately headed the global equity team there. After approximately 20 years at Mercury, he left to lead the Rausing Family investment office, Alta Advisors. Alta was and is among the largest family offices in Europe. At Alta, he ran the global equity strategy that we see in its current form at Oldfield Partners. He became Chairman of the Oxford University investment committee and Oxford University Endowment Management Ltd in January 2007.

The investment team at Oldfield shares a contrarian value philosophy. Richard Oldfield and Nigel Waller have cultivated a patient and supportive culture needed to execute a contrarian approach successfully. The culture is one that encourages independent thinking, calmness when things are not going as expected, and intellectual honesty.

Oldfield believes most investors focus too much on the short term, which leads to compelling opportunities for contrarian long-term investors. The team is drawn to companies that have a “cloud” over them, which often leads their stocks to trade at unusually cheap valuations. Oldfield believes in concentrating in only its highest-conviction ideas and does not invest based on what is held in an index.

Oldfield looks for investments that appear to be a bargain and for which thorough analysis supports that determination. The firm does not have a prescribed type of business model or quality definition for its investment opportunity set. The team seeks to invest in high-quality businesses within any given sector or industry and looks at factors such as whether a company is a low-cost operator, invests counter-cyclically to emerge stronger, has high Returns on Equity and high margins, etc. Oldfield will invest across a wide gamut of sectors provided companies underlying that sector are trading at attractive prices.

Oldfield builds its own financial models and scenarios two to three years out, and does the necessary due diligence so that it can support its assumptions and views in front of the team. Oldfield often uses sum-of-the-part valuation analysis to find “hidden values.” The firm triangulates using multiple valuation metrics—Price/Earnings (“P/E”), Price/Sales, Price/Book, Price/Free Cash Flow (“P/CF”), Enterprise Value/Sales, Enterprise Value/EBITDA. Oldfield relies on conservative valuation assumptions in both absolute and relative terms. The team seeks to build a margin of safety or cushion at the valuation level and in the fundamental “variable” (that is, the Earnings in P/E, and the Cash Flow in P/CF).

Oldfield analyzes industry trends, how a company makes money, and what its future growth prospects are. The team discusses disruption trends impacting companies, such as those stemming from technology, the rise of China, and other factors. Oldfield is wary of taking on financial leverage in companies, especially if they are operationally geared. The team limits exposure to such companies at the overall portfolio level, as a risk-control measure. The firm regularly updates the “variable” as it naturally compounds. There must be a strong justification in order to increase the valuation multiple decided at the time of purchase, and it can happen only after a healthy debate among the team.

Meeting management is not critical nor required but is an important part of the team’s discussion and debate. Over time, Oldfield believes that it gets less value from talking to managements and it views the importance of management as varying by company. More important to Oldfield is management’s past track record, with a focus on what management has done, what Oldfield believes needs to happen in the business to realize the intrinsic value Oldfield sees and to what extent that rests on management, whether management and shareholder interests are aligned, whether the business is stable, and whether management may harm the business with its capital allocation. All of these considerations are factored when deciding how much weight to give to management in the overall analysis of a potential investment.

Oldfield is expected to concentrate the Fund’s portfolio in 25 to 30 stocks. In such a concentrated portfolio the key risk management comes from buying out-of-favor, cheap companies in relation to

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iMGP Oldfield International Value Fund – The Sub-Advisor — (Continued)

their normalized fundamentals. Oldfield will seek to avoid value traps by limiting their impact through a conservative approach to estimating intrinsic value. That valuation is the first line of defense. The second is Oldfield’s culture, which encourages debates and gives the team freedom to change its mind when facts change and/or its views evolve. The third defense is to limit purchases to no more than three times (three “bites of the apple”), with the second purchase or “bite” requiring increasing levels of due diligence and the third an independent review by another analyst not close to the story. A stock may typically have an initial weighting range from 3% to 5% at the time of purchase, and Oldfield will not own more than 10% at cost. The team aims to achieve broad diversification in terms of sectors, countries, and types of ideas. Stock weightings are a function of upside potential and the team’s level of conviction in achieving that upside. So, a stock with more perceived upside but for which the team believes the range of potential outcomes can be wide could have a lower weighting than a stock with less perceived upside but a narrower range of projected outcomes. Portfolio turnover is typically relatively low.

The SAI provides additional information about the sub-advisor’s method of compensation for its portfolio managers, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

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iMGP Dolan McEniry Corporate Bond Fund – The Sub-Advisor

iM Global’s strategy is to allocate the portfolio’s assets to the Fund’s sub-advisor who, based on iM Global’s research, is judged to be among the best in its style group. The sub-advisor manages the portfolio by building a select portfolio representing its highest-confidence bonds. Under normal market conditions, the Fund will invest at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in corporate bonds. In addition to investments in corporate bonds issued by U.S. issuers, the Fund may invest in corporate bonds issued by foreign corporations. This investment policy may be changed by the Board without shareholder approval, but shareholders would be given at least 60 days’ notice if any change occurs.

iMGP Dolan McEniry Corporate Bond Fund Portfolio Managers

Daniel D. Dolan, Jr.

Roger S. McEniry

Stephen M. Schubert

C. Schaffer Degen, CFA

M. Patrick Voelker

Robert W. Greber, III, CFA

Dolan McEniry Capital Management, LLC

120 North LaSalle Street, Suite 1510

Chicago, IL 60602

Daniel D. Dolan, Jr., Roger S. McEniry, Stephen M. Schubert, C. Schaffer Degen, M. Patrick Voelker and Robert W. Greber, III are the portfolio managers for the Fund. Dolan founded Dolan McEniry Capital Management, LLC (“Dolan McEniry”) in 1997, following a 16-year career in the financial services industry. Dolan previously worked with Morgan Stanley and Salomon Brothers. He received a B.A. from Lake Forest College in 1980. In addition to leading the firm’s business development and client service efforts, Dolan focuses on portfolio management, security selection, and securities trading. McEniry joined Dolan McEniry as a partner in March 2001. Prior to joining the firm, McEniry spent 16 years with a Chicago private equity firm. McEniry graduated from Williams College with honors in 1978 and received an MBA from the University of Michigan in 1981. At Dolan McEniry, McEniry’s focus is the analytical and strategic side of the firm; security selection, risk management, and credit analysis are under his leadership. A member of the Dolan McEniry team since 1998, Schubert currently serves as the Managing Director of Portfolio Management and Trading. Schubert received his Bachelor of Science degree in Finance from Michigan State University where he competed on the varsity tennis team and graduated with honors. Degen joined Dolan McEniry as an Analyst in April 2012 and currently serves as a Senior Portfolio Manager. Degen graduated from Miami University in 2010 with a B.S. in Business and a major in Finance. Voelker joined Dolan McEniry as an Analyst in November 2012 and currently serves as a Senior Portfolio Manager. Voelker graduated with honors from St. Norbert College in 2012 with a B.A. in Economics. Greber joined Dolan McEniry as an Analyst in February 2015 and currently serves as a Portfolio Manager. Greber graduated from the University of Missouri in May 2014 with a B.S. in Business Administration and a major in Finance.

Dolan McEniry is an asset management company with $7.6 billion in assets under management as of December 31, 2021, and manages assets for foundations, endowments, public pensions, Taft-Hartley accounts, corporations, sovereign nations, high net worth individuals, charitable organizations, wrap clients and other pooled investment vehicles. In addition to the Fund, Dolan McEniry also provides sub-advisory services to a private fund and serves as sub-manager to the iMGP US Core Plus and LMdG Dolan McEniry US Corporate 2022 UCITS funds. Dolan McEniry is majority-owned and controlled by Daniel D. Dolan, Jr. and Roger S. McEniry, who each hold more than 25% of the voting interests in the firm. iM Square Holding 2 LLC, an affiliate of the Advisor, holds a non-voting 45% interest in Dolan McEniry. The Advisor and iM Square Holding 2 LLC are both wholly owned by iM Global Partner SAS.

Prior Performance of Dolan McEniry’s Similar Accounts

The table below sets forth the historical performance of a composite of all Dolan McEniry’s accounts managed using its Core Plus Bond investment strategy (the “Composite”) and compares the performance of the Composite with a broad measure of market performance. The Composite performance shown is the performance of all of the Dolan McEniry’s discretionary private accounts managed using investment objectives, policies and strategies that are substantially similar, but not identical, to those that Dolan McEniry uses to manage the Fund. The Composite accounts were managed by the same portfolio managers as the Predecessor Fund. The performance of the Fund may not correspond with the performance of the discretionary private accounts comprising the Composite.

The Composite returns were prepared by Dolan McEniry using Global Investment Performance Standards (“GIPS”), and are based on total return, including gains or losses plus income, after deducting all actual fees and expenses incurred by the accounts, and including reinvested distributions. The private accounts comprising the Composite are subject to an annual management fee of up to 0.40% of assets under management and have different operating expenses than the Fund. If net annual operating expenses of the Predecessor Fund’s Institutional Shares had been deducted, the returns would have been lower than those shown below. The Predecessor Fund’s total return is computed using the standard formula set forth in rules promulgated by the SEC, which differs in certain respects from the methods used to compute total return for the Composite. The performance returns of the Composite would have been lower had they been calculated using the standard formula promulgated by the SEC. The investment strategies used for the Composite are not identical to those of the Fund because the private accounts comprising the Composite are not subject to certain investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940, as amended (the “1940 Act”), and the Internal Revenue Code of 1986, as amended. If applicable, such limitations, requirements and restrictions might have adversely affected the performance returns of the Composite.

iMGP Dolan McEniry Corporate Bond Fund – The Sub-Advisor	89

iMGP Dolan McEniry Corporate Bond Fund – The Sub-Advisor — (Continued)

The performance data set forth below is for the Composite and is not the performance results of the Fund or the Predecessor Fund. This performance data should not be considered indicative of the Fund’s future performance.

Composite – Average Annual Total Returns for the Periods Ended December 31, 2021:

	1 Year	5 Years	10 Years	Since Inception (9/30/97)
Composite
(net of all actual fees and expenses)	-0.28%	4.50%	4.64%	6.17%
Bloomberg U.S. Intermediate Credit Index
(reflects no deduction for fees, expenses, or taxes)	-1.03%	3.77%	3.53%	5.05%
Bloomberg U.S. Aggregate Bond Index
(reflects no deduction for fees, expenses, or taxes)	-1.54%	3.57%	2.90%	4.82%

The SAI provides additional information about the sub-advisor’s method of compensation for its portfolio managers, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

90	Litman Gregory Funds Trust

Shareholder Services

How to Buy Shares & Choose a Share Class

Shareholder Services

Each Fund is a no-load fund, which means that you pay no sales commissions of any kind. Each business day that the New York Stock Exchange (“NYSE”) is open, each Fund calculates its share price, which is also called the Fund’s NAV per share. Shares are purchased at the next share price calculated after your accepted investment is received. Share price is calculated as of the close of the NYSE, normally 4:00 p.m. Eastern Time.

Eligibility

The Funds are not registered for sale outside of the United States and are available for purchase only by residents of the United States of America, the District of Columbia, Puerto Rico, Guam and the U.S. Virgin Islands.

Description of Classes

The Trust has adopted a multiple class plan. The Equity Fund, International Fund, High Income Alternatives Fund, SBH Focused Small Value Fund and Oldfield International Value Fund each offer a single class of shares – Institutional Class shares – in this Prospectus. The Alternative Strategies Fund and Dolan McEniry Corporate Bond Fund each offer two classes of shares – Institutional Class shares and Investor Class shares – in this Prospectus. The two different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and may have different share prices as outlined below:

•	Institutional Class shares are not charged a Rule 12b-1 distribution and servicing fee, and are sold with no sales load.

•	Investor Class shares are charged a 0.25% Rule 12b-1 distribution and servicing fee, and are sold with no sales load.

How to Buy Shares

Step 1

The first step is to determine the type of account you wish to open. The following types of accounts are available to investors:

Individual or Joint Accounts

For your general investment needs:

Individual accounts are owned by one person. Joint accounts can have two or more owners (tenants).

Retirement Accounts

Retirement accounts allow individuals to shelter investment income and capital gains from current taxes. In addition, contributions to these accounts may be tax deductible. Retirement accounts (such as individual retirement accounts (“IRAs”), rollover IRAs, Simplified Employee Pension (SEP) plans and Roth IRAs) require specific applications and typically have lower minimums.

Other retirement plans, such as Keogh or corporate profit-sharing plans, 403(b) plans and 401(k) plans, may invest in the Funds. All of these accounts need to be established by the plan’s trustee. The Funds do not offer versions of these plans.

If you are investing through a tax-sheltered retirement plan, such as an IRA, for the first time, you will need an IRA Application and Adoption Agreement. Retirement investing also involves separate investment procedures.

Gifts or Transfers to Minors (UGMA and UTMA)

To invest for a child’s education or other future needs:

These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to a statutorily-defined amount per year per child without paying a federal gift tax. Such amount is subject to change each year. For 2022, the amount is $16,000. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act (“UGMA”) or the Uniform Transfers to Minors Act (“UTMA”).

Trust

For money being invested by a trust:

The trust must be established before an account can be opened. The Funds may require additional documentation regarding the formation of the trust prior to establishing an account.

Business or Organization

For investment needs of corporations, associations, partnerships or other groups:

The Funds do not require a special application. However, the Funds may require additional information prior to establishing an account.

Step 2

How to Choose a Share Class

Before you buy shares in any Fund, you need to decide which class of shares best suits your needs. The Equity Fund, International Fund, High Income Alternatives Fund, SBH Focused Small Value Fund and Oldfield International Value Fund each offer a single class of shares – Institutional Class shares – in this Prospectus. The Alternative Strategies Fund and Dolan McEniry Corporate Bond Fund each offer two classes of shares – Institutional Class shares and Investor Class shares – in this Prospectus. Each class is essentially identical in legal rights and invests in the same portfolio of securities. The difference in the fee structures between the classes for a Fund is primarily the result of their separate arrangements for shareholder and distribution services and is not the result of any difference in the amounts charged by iM Global for investment advisory services. Accordingly, the investment advisory expenses do not vary by class for a Fund.

Conversion Feature

Subject to iM Global’s approval and based on current Internal Revenue Service (“IRS”) guidance, if investors currently holding Investor Class shares meet the criteria for eligible investors and would like to convert to Institutional Class shares, there should be no tax consequences to the converting investor and investors are not subject to the redemption/exchange fees. To inquire about converting your Investor Class shares to Institutional Class shares, please call 1-800-960-0188.

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Shareholder Services — (Continued)

Investor Class Shares

Investor Class shares may be appropriate if you intend to retain the services of a financial adviser, mutual fund supermarket, retirement plan or other financial intermediary. Investor Class shares cannot be purchased directly from the Funds that offer such class. Investor Class shares have adopted a Distribution and Shareholder Servicing Plan (the “Distribution Plan”), pursuant to which each Investor Class may pay up to 0.25% of its average annual net assets to financial planners, mutual fund supermarkets, or any other persons that render assistance in distributing or promoting the sale of shares or that provide certain shareholder services.

Institutional Class Shares

Institutional Class shares may be appropriate if you intend to make your own investment decisions and will invest directly with the Funds. The Distribution Plan does not apply to the Institutional Class shares, and as a result, the Institutional Class of a Fund has a lower expense ratio than the Investor Class of the same Fund, which will result in higher investment returns for the Institutional Class over time.

Step 3

The third step involves determining the amount of your investment. The Funds have established the following minimum investment levels for your initial investment, additional investments and ongoing account balances for Institutional Class shares (all Funds) and Investor Class shares (Alternative Strategies Fund only):

Fund
Equity Fund, International Fund, High Income Alternatives Fund, SBH Focused Small Value Fund and Oldfield International Value Fund
Type of Account	Minimum Initial Investment	Minimum Additional Investment	Minimum Account Balance
Regular
- Institutional Class	$10,000	$250	$2,500
Retirement Account
- Institutional Class	$1,000	$100	$250
Automatic Investment Account
- Institutional Class	$2,500	$250	$2,500
Fund
Alternative Strategies Fund
Type of Account	Minimum Initial Investment	Minimum Additional Investment	Minimum Account Balance
Regular
- Institutional Class	$100,000	$250	$2,500
- Investor Class	$1,000	$100	$250
Retirement Account
- Institutional Class	$5,000	$100	$250
- Investor Class	$500	$100	$250
Automatic Investment Account
- Institutional Class	$2,500	$250	$2,500
- Investor Class	$2,500	$250	$2,500

Fund
Dolan McEniry Corporate Bond Fund
Type of Account	Minimum Initial Investment	Minimum Additional Investment	Minimum Account Balance
Regular
- Institutional Class	$10,000	$250	$2,500
- Investor Class	$1,000	$100	$250
Retirement Account
- Institutional Class	$5,000	$100	$250
- Investor Class	$500	$100	$250
Automatic Investment Account
- Institutional Class	$2,500	$250	$2,500
- Investor Class	$2,500	$250	$2,500

iM Global may waive the minimum investment from time to time in its discretion.

Step 4

The fourth step involves completing your application to open your account. All shareholders must complete and sign an application in order to establish their account. The type of application depends on the type of account you chose to open. Regular investment accounts, including individual, joint tenant, UGMA, UTMA, business, or trust accounts, must complete the Funds’ standard account application. Shareholders who wish to establish retirement accounts must complete the IRA application and adoption agreement. Shareholders who wish to transfer retirement holdings from another custodian must also complete the IRA Transfer of Assets Form. Be sure to complete the section of the account application indicating the amount you are investing in each Fund.

Step 5

The final step in opening your account is to mail the completed account application, along with your check payable to the iM Global Funds. The Funds do not accept third-party checks, money orders, cashier’s checks, starter checks, official bank checks, credit cards, cash or checks or wires from foreign financial institutions. If you send any of these instruments, your purchase order will be rejected, and your investment in the Funds will be delayed.

The mailing addresses for the Funds are:

For Regular Delivery:

Litman Gregory Funds Trust

c/o	DST Asset Manager Solutions, Inc.

P.O. Box 219922

Kansas City, MO 64121-9922

For Overnight Delivery:

Litman Gregory Funds Trust

c/o	DST Asset Manager Solutions, Inc.

330 West Ninth Street

Kansas City, MO 64105

In compliance with the USA PATRIOT Act of 2001, please note that the Transfer Agent will verify certain information on your account application as part of the Funds’ Anti-Money Laundering Compliance Program. Until such verification is made, the Funds may temporarily limit share purchases. As requested on the application, you should supply your full name, date of birth, social security number and permanent street address. If you are opening an account in the name of a legal entity (e.g., a partnership,

92	Litman Gregory Funds Trust

limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. Mailing addresses containing only a P.O. Box will not be accepted. Your information will be handled by us as discussed in our privacy notice. Please contact the Transfer Agent at 1-800-960-0188 if you need additional assistance when completing your application.

If you wish to open or add to your account by wire, please call 1-800-960-0188 for instructions.

After your account is open, you may increase the amount of your investment by:

•	Mailing a check to the above addresses along with a letter or the form at the bottom of your account statement. Be sure to put your account number on your check and in your letter, and please refer to Step 4 above for a list of instruments that will not be accepted for investment.

•	Wiring money from your bank. Call 1-800-960-0188 for instructions.

•	Making automatic investments if you signed up for the Automatic Investment Plan when you opened your account.

How to Sell Shares

You can arrange to take money out of your account at any time by selling (redeeming) some or all of your shares. Your shares will be sold at the next NAV per share (share price) calculated after your order is received.

To sell shares in a non-retirement account, you may use any of the methods described in this section. To sell shares in a retirement account, your request must be made in writing.

Certain requests must include a medallion guarantee. This is designed to protect you and each Fund from fraud. Your request must be made in writing and include a medallion guarantee if any of the following situations apply:

•	You wish to redeem more than $25,000 worth of shares.

•	Your account registration information has changed within the past 30 days.

•	The redemption check is being mailed to a different address from the one on your account (address of record).

•	The check is being made payable to someone other than the account owner.

Please note that there may be other special cases in which a Medallion Guarantee may be required. Each signature must be guaranteed by an eligible signature guarantor, which must participate in the Securities Transfer Agents Medallion Program (STAMP), the leading signature guarantee program recognized by all major financial service associations throughout the United States and Canada. You should be able to obtain a medallion guarantee from a bank, broker-dealer, credit union (if authorized under state law), securities exchange or association, clearing agency or savings association. A notary public cannot provide a medallion guarantee.

Selling Shares by Letter

Write and sign a “letter of instruction” with:

Your Name

Your Fund’s account number

The dollar amount or number of shares to be redeemed

Please note the following special requirements for redeeming shares for different types of accounts:

•	Individual, Joint Tenant, Sole Proprietorship, UGMA or UTMA Accounts: The letter of instruction must be signed by all persons required to sign for transactions, exactly as their names appear on the account.

•	Retirement Account: The account owner should complete a Retirement Distribution Form. Call 1-800-960-0188 to request one.

•	Trust Account: The trustee must sign the letter indicating capacity as trustee. If a trustee’s name is not in the account registration, provide a copy of the trust document certified within the past 60 days.

•	Business or Organization: At least one person authorized by corporate resolutions to act on the account must sign the letter. Include a corporate resolution (certified within the past 6 months) with corporate seal or medallion guarantee.

•	Executor, Administrator, Conservator or Guardian: Call 1-800-960-0188 for instructions.

Unless otherwise instructed, the Funds will send a check to the address of record.

Mail your letter to:

For Regular Delivery:

Litman Gregory Funds Trust

c/o	DST Asset Manager Solutions, Inc.

P.O. Box 219922

Kansas City, MO 64121-9922

For Overnight Delivery:

Litman Gregory Funds Trust

c/o	DST Asset Manager Solutions, Inc.

330 West Ninth Street

Kansas City, MO 64105

Selling Shares by Telephone

You must select this option on your account application if you wish to use telephone redemption; it is not automatically available. If you selected the telephone redemption option on your account application, you can sell shares simply by calling 1-800-960-0188. If you wish to add this feature to your account, you must do so in writing at least 30 days in advance of any telephonic redemption. The amount you wish to redeem (up to $25,000) will be sent by check to the address of record. This option is not available for retirement accounts.

Selling Shares by Wire

You must sign up for the wire feature before using it. To verify that it is in place, please call 1-800-960-0188. Wire redemptions may be processed for amounts between $5,000 and $25,000. Your wire redemption request must be received by the Funds before 4:00 p.m., Eastern Time for money to be wired the next business day. This option is not available for retirement accounts.

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Shareholder Services — (Continued)

Shareholder and Account Policies

Statements, Reports, and Inquiries

Statements and reports that each Fund sends you include the following:

•	Confirmation statements (after every transaction that affects your account balance or your account registration)

•	Financial reports (every six months)

•	Account statements (every six months)

DST Asset Manager Solutions, Inc., the Funds’ transfer agent, is located at 330 West Ninth Street, Kansas City, Missouri, 64105. You may call the Transfer Agent at 1-800-960-0188 if you have questions about your account.

ALPS Distributors, Inc., the Funds’ principal underwriter, is located at 1290 Broadway, Suite 1100, Denver, Colorado 80203.

Exchange Privilege

Exchanges of shares between classes are permitted only as follows: (i) a class of shares of a Fund may be exchanged for the same class of shares of another Fund; and (ii) the Investor Class shares of a Fund may be exchanged for the Institutional Class shares of the same Fund, if the investor is eligible to invest in the Institutional Class shares of that Fund. Shareholders may exchange shares by mailing or delivering written instructions to the Transfer Agent. Such exchange will be treated as a sale of shares and may result in taxable gains. Please specify the names and class of the applicable Fund(s), the number of shares or dollar amount to be exchanged, and your name and account number. You may not utilize an exchange to establish an account into a closed fund.

Exchanging Shares by Telephone

You must select this option on your account application if you wish to use telephone exchange; it is not automatically available. If you selected the telephone exchange option on your account application, you may also exchange shares (maximum $25,000 worth) by calling the Transfer Agent at 1-800-960-0188 between 9:00 a.m. and 4:00 p.m. Eastern Time on a day that the NYSE is open for normal trading. A Fund will suspend, without notice, the exchange privilege on any accounts it reasonably believes are being used by “market timers.”

Automatic Investment/Withdrawal Plans

One easy way to pursue your financial goals is to invest money regularly. The Funds offer a convenient service that lets you transfer money into your Fund account automatically. Although Automatic Investment Plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses and other long-term financial goals. The investment will automatically be processed through the Automated Clearing House (ACH) system. Shares will be issued at the NAV per share after the Fund accepts your order, which will typically be the day after you provide proper instructions to the Transfer Agent (assuming you do so prior to the close of the NYSE).

A systematic withdrawal plan permits you to receive a fixed sum on a monthly, quarterly or annual basis from accounts with a value of $5,000 or more. Payments may be sent electronically to your bank of record or to you in check form. Certain restrictions apply for retirement accounts. Call 1-800-960-0188 for more information.

Share Price

Each Fund is open for business each day the NYSE is open. Each Fund calculates its NAV per share as of the close of business of the NYSE, normally 4:00 p.m., Eastern Time.

Each Fund’s NAV per share is the value of a single share. The NAV per share is computed by adding the value of each Fund’s investments, cash and other assets, subtracting its liabilities and then dividing the result by the number of shares outstanding. The NAV per share is also the redemption price (price to sell one share).

Each Fund’s assets are valued primarily on the basis of market quotations. Securities and other assets for which reliable market quotations are not readily available will be valued at their fair value as determined under the guidelines established by, and under the general supervision and responsibility of, the Board. Fair value pricing is intended to be used as necessary in order to accurately value the Funds’ portfolio securities and their respective NAVs. The SAI further describes the Funds’ valuation procedures. Since securities that are primarily listed on foreign exchanges may trade on weekends or other days when a Fund does not price its shares, the value of a Fund’s securities (and thereby its NAV) may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

General Purchase Information

•	All of your purchases must be made in U.S. dollars, and checks must be drawn on U.S. banks.

•	The Funds do not accept cash, money orders, cashier’s checks, starter checks, official bank checks, credit cards or third-party checks. If you send any of these instruments, your purchase order will be rejected, and your investment in the Funds will be delayed.

•	If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees the Funds or the Transfer Agent incur.

•	Your ability to make automatic investments may be immediately terminated if any item is unpaid by your financial institution.

•	Each Fund reserves the right to reject any purchase order. For example, a purchase order may be refused if, in iM Global’s opinion, it is so large that it would disrupt management of the Funds. Orders will also be rejected from persons believed by the Fund to be “market timers.”

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12b-1 Plan

The Trust has adopted the “Distribution Plan” under the Investment Company Act of 1940, as amended, on behalf of the Alternative Strategies Fund and the Dolan McEniry Corporate Bond Fund. Under the Distribution Plan, the Alternative Strategies Fund and the Dolan McEniry Corporate Bond Fund are authorized to pay the Funds’ distributor a fee for the sale and distribution of the Investor Class shares of each of the Alternative Strategies Fund and the Dolan McEniry Corporate Bond Fund and for related services the Funds’ distributor provides to shareholders of the Investor Class shares. The maximum amount of the fee authorized under the Distribution Plan is 0.25% of average daily net assets attributable to Investor Class shares for each of the Alternative Strategies Fund and the Dolan McEniry Corporate Bond Fund. Because this fee is paid out of the assets of the Investor Class of the Alternative Strategies Fund and the Dolan McEniry Corporate Bond Fund on an on-going basis, over time these fees will increase the cost of your investment in the Alternative Strategies Fund and the Dolan McEniry Corporate Bond Fund shares and may cost you more than paying other types of sales charges. Institutional Class shares are not subject to the Distribution Plan.

Buying and Selling Shares through Financial Intermediaries

You may buy and sell shares of the Funds through certain financial intermediaries (and their agents) that have made arrangements with the Funds to sell their shares. When you place your order with such a financial intermediary or its authorized agent, your order is treated as if you had placed it directly with the Transfer Agent, and you will pay or receive the next price calculated by the Funds. The financial intermediary (or agent) may hold your shares in an omnibus account in the financial intermediary’s (or agent’s) name, and the financial intermediary (or agent) maintains your individual ownership records. The Funds may pay the financial intermediary (or agent) a fee for performing this account maintenance service. The financial intermediary (or agent) may charge you a fee for handling your order, which may be in addition to the fees described in this Prospectus. The financial intermediary (or agent) is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Funds’ Prospectus.

Redemptions

•	After the Trust has received your redemption request and all proper documents, payment for shares tendered will generally be made within (i) one to three business days for redemptions made by wire, and (ii) three to five business days for ACH redemptions. Normally, redemption payments by check will be mailed to you on the next business day, but your actual receipt of the check will be subject to postal delivery schedules and timing. If making immediate payment could adversely affect the Funds, it may take up to seven days to pay you. The Funds may also delay payment if there have been changes in your mailing address or account registration within 30 days of the date of the redemption.
•	A Fund typically expects to meet redemptions with positive cash flows. When that cash is not available, the Fund will seek to maintain its portfolio weightings by selling a cross-section of the Fund’s holdings to meet redemptions.

•	During conditions that make the payment of cash unwise and/or in order to protect the interests of a Fund’s remaining shareholders, you could receive your redemption proceeds in the form of readily marketable securities. Receiving securities instead of cash is called “redemption in kind.” The Funds may redeem shares in kind during both normal and stressed market conditions, including when the amount you are redeeming from a Fund exceeds 1% of the Fund’s net assets or $250,000 during any 90-day period. Generally, in-kind redemptions will be effected through a pro rata distribution of the Fund’s portfolio securities. You may incur brokerage and other costs in converting to cash any securities distributed. It may take up to several weeks for the initial portion of the in-kind securities to be delivered to you, and substantially longer periods for the remainder of the in-kind securities to be delivered to you, in payment of your redemption in kind.

•	Under certain circumstances, including stressed market conditions, a Fund may also borrow money (subject to certain regulatory conditions) through a bank line of credit, including from a joint credit facility, in order to meet redemption requests.

•	Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted or as permitted by the SEC.

Policy Regarding Excessive Trading and Market Timing

The Board has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. These policies are summarized below.

Purchases and exchanges of shares of the Funds should be made for long-term investment purposes only. The Funds, as a matter of policy, actively discourage market timing and excessive short term trading and may block accounts or take other action to prevent this type of activity.

Investors seeking to engage in excessive trading or market timing practices may deploy a variety of strategies to avoid detection and, despite the efforts of the Funds to prevent such trading, there is no guarantee that the Funds or their agents will be able to identify such investors or curtail their practices. The ability of the Funds and their agents to detect and curtail excessive trading or short term trading practices may also be limited by operational systems and technological limitations. In addition, the Funds receive purchase, exchange and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading that may be facilitated by these intermediaries or by the use of omnibus account arrangements. Omnibus accounts are common forms of holding Fund shares. Entities utilizing omnibus account arrangements may not identify customers’ trading activity in shares of a Fund on an individual basis (although in order for financial intermediaries to purchase

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Shareholder Services — (Continued)

Fund shares in nominee name on behalf of other persons, the Funds are required to enter into shareholder information agreements with the financial intermediaries, which may result in the disclosure of certain identifying information about shareholders to the Funds). Consequently, the Funds may not be able to detect frequent or excessive trading in Fund shares attributable to a particular investor who effects purchase and/or exchange activity in Fund shares through a broker, dealer or other financial intermediary acting in an omnibus capacity. Also, there may be multiple tiers of these entities, each utilizing an omnibus account arrangement, which may further compound the difficulty to the Funds of detecting excessive or short duration trading activity in Fund shares. In seeking to prevent disruptive trading practices in the Funds, the Funds and their agents consider the information actually available to them at the time.

Each Fund reserves the right in its discretion to reject any purchase, in whole or in part (including, without limitation, purchases by persons whose trading activity in Fund shares iM Global believes could be harmful to a Fund). The Funds may decide to restrict purchase and sale activity in its shares based on various factors, including whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect Fund performance.

Frequent purchases and redemptions of a Fund’s shares may present certain risks for the Fund and its shareholders. These risks may include, among other things, dilution in the value of Fund shares held by long-term shareholders, interference with the efficient management of the Fund’s portfolios and increased brokerage and administrative costs. A Fund may have difficulty implementing long-term investment strategies if it is unable to anticipate what portion of its assets it should retain in cash to provide liquidity to its shareholders. The Funds may, and the International Fund will, invest in non-U.S. securities; accordingly, there is an additional risk of undetected frequent trading in Fund shares by investors who attempt to engage in time zone arbitrage. There can be no assurance that the Funds or iM Global will identify all frequent purchase and sale activity affecting a Fund.

Each Fund May Close Small Accounts. Due to the relatively high cost of maintaining smaller accounts, the shares in your account (unless it is a retirement plan or custodial account) may be redeemed by a Fund if, due to redemptions you have made, the total value of your account is reduced to less than $2,500 (unless you invest in Investor Class shares only, in which case less than $250). If a Fund decides to make such an involuntary redemption, you will first be notified that the value of your account is less than $2,500 (or $250, as applicable), and you will be allowed 30 days to make an additional investment to bring the value of your account to at least $2,500 (or $250, as applicable) before a Fund takes any action. Unless you are a tax-exempt investor or investing through a tax-deferred retirement plan or other tax-advantaged arrangement, a redemption of shares is generally a taxable event, and you may realize a gain or a loss for U.S. federal income tax purposes (see “Taxes on Transactions” below).

Unclaimed Property. Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws.

Dividends, Capital Gains and Taxes

Dividends of net investment income, if any, for the Alternative Strategies Fund are generally declared and paid quarterly. Dividends of net investment income, if any, for the Dolan McEniry Corporate Bond Fund are generally declared daily and paid monthly. Dividends of net investment income, if any, for the High Income Alternatives Fund are generally declared and paid monthly. Dividends of net investment income, if any, for the Equity Fund, the International Fund, the SBH Focused Small Value Fund and the Oldfield International Value Fund are generally declared and paid annually. Distributions of capital gains, if any, for the High Income Alternatives Fund are generally declared and paid to shareholders quarterly. Distributions of capital gains, if any, for the Equity Fund, the International Fund, the Alternative Strategies Fund, the SBH Focused Small Value Fund, the Oldfield International Value Fund, and the Dolan McEniry Corporate Bond Fund are generally declared and paid to shareholders annually.

Distribution Options

When you open an account, specify on your application how you want to receive your distributions. If the option you prefer is not listed on the application, call 1-800-960-0188 for instructions. The Funds offer three options:

•	Reinvestment Option. Your dividend and capital gains distributions will be reinvested automatically in additional shares of the Funds. If you do not indicate a choice on your application, you will be assigned this option.

•	Income-Earned Option. Your capital gains distributions will be reinvested automatically, but you will be sent a check for each dividend distribution.

•	Cash Option. You will be sent a check for your dividend and capital gains distributions ($10 minimum check amount). The Funds will automatically reinvest all distributions under $10 in additional shares of the Funds, even if you have elected the cash option. If the U.S. Postal Service cannot deliver your check or if your check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in your account at the Fund’s then current NAV and to reinvest all subsequent distributions.

For retirement accounts, all distributions are automatically reinvested. When you are over 59 1⁄2 years old, you can receive distributions in cash.

When a Fund deducts a distribution from its NAV, the reinvestment price is the Fund’s NAV per share at the close of business that day. Cash distribution checks will be mailed within seven days.

Understanding Distributions

As a Fund shareholder, you are entitled to your share of the Fund’s net income and gains on its investments. The Funds pass their earnings along to investors as distributions. Each Fund earns dividends from stocks and interest from short-term investments.

96	Litman Gregory Funds Trust

These are passed along as dividend distributions. Each Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital gains distributions.

Taxes

As with any investment, you should consider how your investment in each Fund will be taxed. If your account is not a tax-deferred retirement account, you should be aware of these tax implications.

Taxes on Distributions. Distributions are subject to federal income tax and may also be subject to state and local taxes. If you live outside of the United States, your distributions could also be taxed by the country in which you reside, as well as potentially subject to U.S. withholding taxes. Your distributions are taxable when they are paid, whether you take them in cash or reinvest them. Distributions declared in December and paid in January, however, are taxable as if they were paid on December 31.

For federal income tax purposes, each Fund’s income and short-term capital gains distributions are taxed as regular or “qualified” dividends; long-term capital gains distributions are taxed as long-term capital gains. Every January, each Fund will send you and the IRS a statement showing the taxable distributions.

Taxes on Transactions. Your redemptions, including transfers between iM Global Funds, are subject to capital gains tax. A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them. Whenever you sell shares of a Fund, the Fund will send you a confirmation statement showing how many shares you sold and at what price. You will also receive a consolidated transaction statement every January. It is up to you or your tax preparer, however, to determine whether the sales resulted in a capital gain and, if so, the amount of the tax to be paid. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains.

“Buying a Dividend.” If you buy shares just before a Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution.

There are tax requirements that all funds must follow in order to avoid federal income taxation. In their efforts to adhere to these requirements, the Funds may have to limit their investment activity in some types of instruments.

When you sign your account application, you will be asked to certify that your Social Security or Taxpayer Identification number is correct and that you are not subject to 24% withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require a Fund to withhold 24% of your taxable distributions and redemptions.

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Index Descriptions

The 3-Month LIBOR represents the average interest rate at which a selection of banks in London are prepared to lend to one another in American dollars with a maturity of 3 months.

The Bloomberg U.S. Aggregate Bond Index is an unmanaged index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate pass-throughs), ABS and CMBS (agency and non-agency).

The Bloomberg U.S. Intermediate Credit Index is an unmanaged index that measures the performance of investment grade, U.S. dollar-denominated, fixed-rate, taxable corporate and government-related debt with less than ten years to maturity. It is composed of a corporate and a non-corporate component that includes non-U.S. agencies, sovereigns, supranationals and local authorities.

The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry.

The Morningstar Foreign Large Value Category measures the performance of foreign large-value funds which invest in a variety of big international stocks. Most of these funds divide their assets among a dozen or more developed markets, including Japan, Britain, France, and Germany. They tend to invest in stocks that have market caps in the top 70% of each economically integrated market (such as Europe or Asia ex-Japan). Value is defined based on low valuations (low price ratios and high dividend yields) and slow growth (low growth rates for earnings, sales, book value, and cash flow). These funds typically will have less than 20% of assets invested in U.S. stocks.

The Morningstar Foreign Large Blend Category measures the performance of foreign large-blend funds which invest in a variety of big international stocks. Most of these funds divide their assets among a dozen or more developed markets, including Japan, Britain, France, and Germany. They tend to invest the rest in emerging markets such as Hong Kong, Brazil, Mexico and Thailand. These funds typically will have less than 20% of assets invested in U.S. stocks.

The Morningstar Large Blend Category measures the performance of large-blend funds which have portfolios that are fairly representative of the overall stock market in size, growth rates, and price. They tend to invest across the spectrum of U.S. industries and owing to their broad exposure, the funds returns are often similar to those of the S&P 500 Index.

The Morningstar Small Blend Category measures the performance of small-blend funds which favor firms at the smaller end of the market-capitalization range, and are flexible in the types of small caps they buy. Some aim to own an array of value and growth stocks while others employ a discipline that leads to holdings with valuations and growth rates close to the small-cap averages.

The Morningstar Multistrategy Category measures the performance of funds that use a combination of alternative strategies such as taking long and short positions in equity and debt, trading futures, or using convertible arbitrage, among others. Funds in this category have a majority of their assets exposed to alternative strategies and include both funds with static allocations to alternative strategies and funds tactically allocating among alternative strategies and asset classes.

The MSCI ACWI ex-U.S. Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States.

The MSCI EAFE Index comprises the MSCI country indices that represent developed markets outside of North America: Europe, Australasia and the Far East and is used to measure international equity performance.

The Russell 2000® Index measures the performance of the 2,000 smallest U.S. companies of the Russell 3000® Index.

The Russell 2000® Value Index measures the performance of the small-capitalization value sector of the U.S. equity market. It is a subset of the Russell 2000® Index. It is a style factor weighted index consisting of those issuers within the Russell 2000 Index that have lower price-to-book ratios and lower forecasted growth, and represents approximately 48% of the total market value of the Russell 2000® Index.

The Russell 3000® Index is a broad-based index that measures the performance of the 3,000 largest U.S. companies as measured by market capitalization, and represents about 98% of the U.S. stock market.

The HFRX Fixed Income – Credit Index is an unmanaged index that includes strategies with exposure to credit across a broad continuum of credit sub-strategies, including Corporate, Sovereign, Distressed, Convertible, Asset Backed, Capital Structure Arbitrage, Multi-Strategy and other Relative Value and Event Driven sub-strategies. The investment thesis across all strategies is predicated on realization of a valuation discrepancy between the related credit instruments. Strategies may also include and utilize equity securities, credit derivatives, government fixed income, commodities, currencies or other hybrid securities. Constituent funds are selected from an eligible pool of the more than 7,500 funds worldwide that report to the Hedge Fund Research (HFR) Database. Constituent funds must meet all of the following criteria: report monthly; report performance net of all fees; be U.S. dollar denominated; be active and accepting new investments; have a minimum 24 months track record; and the fund’s manager must have at least $50 million in assets under management. Constituents are weighted by a representative optimization methodology. The index is rebalanced quarterly.

The ICE BofAML U.S. 3-Month Treasury Index is an unmanaged index that measures returns of three-month Treasury Bills.

The ICE BofAML U.S. High Yield TR USD Index is an unmanaged index that measures the performance of short-term U.S. dollar denominated below investment grade corporate debt publicly

98	Litman Gregory Funds Trust

issued in the U.S. domestic market. Qualifying securities must have at least 18 months to final maturity at the time of issuance, at least one year remaining term to final maturity as of the rebalancing date, a fixed coupon schedule and a minimum amount outstanding of $100 million. It is capitalization weighted.

Direct investment in an index is not possible.

Neither MSCI nor any other party involved in or related to compiling, computing, or creating the MSCI data makes any express or implied warranties or representations with respect to such data (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability, or fitness for a particular purpose with respect to any of such data. Without limiting any of the foregoing, in no event shall MSCI, any of its affiliates, or any third party involved in or related to compiling, computing, or creating the data have any liability for any direct, indirect, special, punitive, consequential, or any other damages (including lost profits) even if notified of the possibility of such damages. No further distribution or dissemination of the MSCI data is permitted without MSCI’s express written consent.

Index Descriptions	99

Financial Highlights

The financial highlights tables are intended to help you understand the Funds’ financial performance for the fiscal years or periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This financial information has been audited by Cohen & Company, Ltd., the Funds’ independent registered public accounting firm, whose report, along with the Funds’ financial statements, is included in the Funds’ Annual Report to Shareholders, which is available upon request.

iMGP Equity Fund – Institutional Class

(formerly, PartnerSelect Equity Fund – Institutional Class)

For a capital share outstanding throughout each year

	Year Ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$18.62	$17.54	$15.02	$19.10	$17.02

Income from investment operations:
Net investment income (loss)[1]	(0.03)	(0.05)	0.08 [2]	(0.01)	(0.01)

Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments and foreign currency	3.27	3.45	4.03	(1.90)	3.61

Total income (loss) from investment operations	3.24	3.40	4.11	(1.91)	3.60

Less distributions:
From net investment income	—	—	(0.08)	—	—
From net realized gains	(3.06)	(2.32)	(1.51)	(2.17)	(1.52)

Total distributions	(3.06)	(2.32)	(1.59)	(2.17)	(1.52)

Net asset value, end of year	$18.80	$18.62	$17.54	$15.02	$19.10

Total return	17.75%	19.52%	27.55%	(9.91)%	21.15%

Ratios/supplemental data:
Net assets, end of year (millions)	$260.7	$254.9	$286.3	$259.8	$339.5

Ratios of total expenses to average net assets:
Before fees waived	1.29%[5]	1.35%[5]	1.35%[4]	1.29%[3]	1.27%[3]

After fees waived	1.16%[5,6]	1.23%[5,6]	1.24%[4,6]	1.17%[3,6]	1.15%[3,6]

Ratio of net investment income (loss) to average net assets	(0.13)%[5]	(0.29)%[5]	0.44%[2,4]	(0.08)%[3]	(0.07)%[3]

Portfolio turnover rate	27.74%	56.91%	25.02%[7]	41.68%[7]	33.49%[7]

[1]	Calculated based on the average shares outstanding methodology.
[2]	Include non-cash distributions amounting to $0.06 per share and 0.33% of average daily net assets.
[3]	Includes Interest & Dividend expense of 0.00% of average net assets.
[4]	Includes Interest & Dividend expense of 0.03% of average net assets.
[5]	Includes Interest & Dividend expense of 0.01% of average net assets.
[6]	Includes the impact of the voluntary waiver of less than 0.01% of average net assets.
[7]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

100	Litman Gregory Funds Trust

iMGP International Fund – Institutional Class

(formerly, PartnerSelect International Fund – Institutional Class)

For a capital share outstanding throughout each year

	Year Ended December 31,
	2021	2020	2019		2018		2017
Net asset value, beginning of year	$18.12	$17.65	$13.94		$17.73		$14.77

Income from investment operations:
Net investment income[1]	0.71 [5]	0.07	0.27	[4]	0.303		0.202

Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments and foreign currency	1.39	0.80	3.97		(3.99)		3.28

Total income (loss) from investment operations	2.10	0.87	4.24		(3.69)		3.48

Less distributions:
From net investment income	(0.72)	(0.40)	(0.53)		(0.10)		(0.52)
From net realized gains	—	—	—		—		—

Total distributions	(0.72)	(0.40)	(0.53)		(0.10)		(0.52)

Net asset value, end of year	$19.50	$18.12	$17.65		$13.94		$17.73

Total return	11.75%	5.02%	30.45%		(20.80)%		23.61%

Ratios/supplemental data:
Net assets, end of year (millions)	$339.7	$326.7	$401.5		$368.6		$681.1

Ratios of total expenses to average net assets:
Before fees waived	1.28%[7]	1.39%[6]	1.36%[6]		1.33%[6]		1.26%[7]

After fees waived	1.05%[7,8]	1.15%[6,8]	1.12%[6,8]		1.09%[6,8]		0.98	%[7],[8]

Ratio of net investment income to average net assets	3.63%[5,7]	0.49%[6]	1.65	%4,[6]	1.74	%3,[6]	1.18%[2,7]

Portfolio turnover rate	99.91%	59.61%	45.48%[9]		35.15%[9]		41.90%[9]

[1]	Calculated based on the average shares outstanding methodology.
[2]	Include non-cash distributions amounting to $0.06 per share and 0.35% of average daily net assets.
[3]	Include non-cash distributions amounting to $0.05 per share and 0.29% of average daily net assets.
[4]	Include non-cash distributions amounting to $0.10 per share and 0.60% of average daily net assets.
[5]	Include non-cash distributions amounting to $0.68 per share and 3.46% of average daily net assets.
[6]	Includes Interest & Dividend expense of 0.01% of average net assets.
[7]	Includes Interest & Dividend expense of 0.00% of average net assets.
[8]	Includes the impact of the voluntary waiver of less than 0.01% of average net assets.
[9]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

Financial Highlights	101

Financial Highlights — (Continued)

iMGP Alternative Strategies Fund – Institutional Class

(formerly, PartnerSelect Alternative Strategies Fund – Institutional Class)

For a capital share outstanding throughout each year

	Year Ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$12.03	$11.70	$11.08	$11.69	$11.45

Income from investment operations:
Net investment income[1]	0.29 [3]	0.30	0.31 [2]	0.26	0.26

Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments, foreign currency, short sales, options, futures and swap contracts	0.16	0.41	0.64	(0.51)	0.25

Total income (loss) from investment operations	0.45	0.71	0.95	(0.25)	0.51

Less distributions:
From net investment income	(0.38)	(0.38)	(0.33)	(0.36)	(0.27)
From net realized gains	(0.34)	—	—	—	—

Total distributions	(0.72)	(0.38)	(0.33)	(0.36)	(0.27)

Net asset value, end of year	$11.76	$12.03	$11.70	$11.08	$11.69

Total return	3.82%	6.30%	8.52%	(2.08)%	4.51%

Ratios/supplemental data:
Net assets, end of year (millions)	$1,512.5	$1,417.1	$1,724.2	$1,663.7	$1,828.1

Ratios of total expenses to average net assets:
Before fees waived	1.72%[7]	1.75%[7]	1.63%[6]	1.63%[5]	1.75%[4]

After fees waived	1.44%[7,8]	1.47%[7,8]	1.51%[6,8]	1.53%[5,8]	1.66%[4,8]

Ratio of net investment income to average net assets	2.36%[3,7]	2.60%[7]	2.70%[2,6]	2.26%[5]	2.25%[4]

Portfolio turnover rate[9]	137.56%	193.98%	190.21%	197.04%	169.34%

[1]	Calculated based on the average shares outstanding methodology.
[2]	Include non-cash distributions amounting to $0.02 per share and 0.20% of average daily net assets.
[3]	Include non-cash distributions amounting to $0.00 per share and 0.00% of average daily net assets.
[4]	Includes Interest & Dividend expense of 0.20% of average net assets.
[5]	Includes Interest & Dividend expense of 0.07% of average net assets.
[6]	Includes Interest & Dividend expense of 0.05% of average net assets.
[7]	Includes Interest & Dividend expense of 0.14% of average net assets.
[8]	Includes the impact of the voluntary waiver of less than 0.01% of average net assets.
[9]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

102	Litman Gregory Funds Trust

iMGP Alternative Strategies Fund – Investor Class

(formerly, PartnerSelect Alternative Strategies Fund – Investor Class)

For a capital share outstanding throughout each year

	Year Ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$12.06	$11.71	$11.10	$11.70	$11.46

Income from investment operations:
Net investment income[1]	0.26 [3]	0.27	0.28 [2]	0.23	0.23

Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments, foreign currency, short sales, options, futures and swap contracts	0.16	0.42	0.63	(0.50)	0.25

Total income (loss) from investment operations	0.42	0.69	0.91	(0.27)	0.48

Less distributions:
From net investment income	(0.35)	(0.34)	(0.30)	(0.33)	(0.24)
From net realized gains	(0.34)	—	—	—	—

Total distributions	(0.69)	(0.34)	(0.30)	(0.33)	(0.24)

Net asset value, end of year	$11.79	$12.06	$11.71	$11.10	$11.70

Total return	3.54%	6.06%	8.22%	(2.32)%	4.14%

Ratios/supplemental data:
Net assets, end of year (millions)	$75.6	$74.2	$144.1	$175.3	$206.0

Ratios of total expenses to average net assets:
Before fees waived	1.97%[7]	1.99%[7]	1.88%[6]	1.88%[5]	2.00%[4]

After fees waived	1.69%[7,8]	1.71%[7,8]	1.76%[6,8]	1.78%[5,8]	1.90%[4,8]

Ratio of net investment income to average net assets	2.11%[3,7]	2.36%[7]	2.44%[2,6]	2.01%[5]	2.01%[4]

Portfolio turnover rate[9]	137.56%	193.98%	190.21%	197.04%	169.34%

[1]	Calculated based on the average shares outstanding methodology.
[2]	Include non-cash distributions amounting to $0.02 per share and 0.20% of average daily net assets.
[3]	Include non-cash distributions amounting to $0.00 per share and 0.00% of average daily net assets.
[4]	Includes Interest & Dividend expense of 0.20% of average net assets.
[5]	Includes Interest & Dividend expense of 0.07% of average net assets.
[6]	Includes Interest & Dividend expense of 0.05% of average net assets.
[7]	Includes Interest & Dividend expense of 0.14% of average net assets.
[8]	Includes the impact of the voluntary waiver of less than 0.01% of average net assets.
[9]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

Financial Highlights	103

Financial Highlights — (Continued)

iMGP High Income Alternatives Fund – Institutional Class

(formerly, PartnerSelect High Income Alternatives Fund – Institutional Class)

For a capital share outstanding throughout each year

	Year Ended December 31,				Period Ended December 31, 2018**
	2021	2020		2019
Net asset value, beginning of year	$10.21	$10.06		$9.63	$10.00

Income from investment operations:
Net investment income[1]	0.32 [2]	0.37		0.36	0.07

Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments, foreign currency, options, futures and swap contracts	0.33	0.16		0.44	(0.38)

Total income (loss) from investment operations	0.65	0.53		0.80	(0.31)

Less distributions:
From net investment income	(0.34)	(0.37)		(0.33)	(0.06)
From net realized gains	(0.25)	(0.01)		(0.04)	—

Total distributions	(0.59)	(0.38)		(0.37)	(0.06)

Net asset value, end of year	$10.27	$10.21		$10.06	$9.63

Total return	6.42%	5.62%		8.37%	(3.08	)%+

Ratios/supplemental data:
Net assets, end of year (millions)	$106.7	$87.9		$93.8	$77.2

Ratios of total expenses to average net assets:
Before fees waived	1.44%[5]	1.72%[4]		1.39%[3]	1.34	%*

After fees waived	0.98%[5,6]	1.00	%[4],[6]	0.98%[3,6]	0.98	%*,6

Ratio of net investment income to average net assets	3.11%[2,5]	3.83%[4]		3.56%[3]	2.89	%*

Portfolio turnover rate	72.02%	87.63%		90.51%[7]	125.92	%+,7

+	Not annualized.
*	Annualized.
**	Commenced operations on September 28, 2018.
[1]	Calculated based on the average shares outstanding methodology.
[2]	Include non-cash distributions amounting to $0.00 per share and 0.01% of average daily net assets.
[3]	Includes Interest & Dividend expense of 0.00% of average net assets.
[4]	Includes Interest & Dividend expense of 0.02% of average net assets.
[5]	Includes Interest & Dividend expense of 0.01% of average net assets.
[6]	Includes the impact of the voluntary waiver of less than 0.01% of average net assets.
[7]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

104	Litman Gregory Funds Trust

iMGP SBH Focused Small Value Fund – Institutional Class

(formerly, PartnerSelect SBH Focused Small Value Fund – Institutional Class)

For a capital share outstanding throughout the period

	Year Ended December 31, 2021	Period Ended December 31, 2020**
Net asset value, beginning of period	$12.71	$10.00

Income from investment operations:
Net investment income (loss)[1]	(0.01)	0.01

Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments	2.50	2.70

Total income from investment operations	2.49	2.71

Less distributions:
From net investment income	—	—
From net realized gains	(0.34)	—

Total distributions	(0.34)	—

Net asset value, end of period	$14.86	$12.71

Total return	19.66%	27.10	%+

Ratios/supplemental data:
Net assets, end of period (millions)	$65.6	$36.8

Ratios of total expenses to average net assets:
Before fees waived	1.48%[2]	2.11	%*

After fees waived	1.15%[2,3]	1.15	%*

Ratio of net investment income (loss) to average net assets	(0.04)%[2]	0.23	%*

Portfolio turnover rate	45.15%	27.18	%+

+	Not annualized.
*	Annualized.
**	Commenced operations on July 31, 2020.
[1]	Calculated based on the average shares outstanding methodology.
[2]	Includes Interest & Dividend expense of 0.00% of average net assets.
[3]	Includes the impact of the voluntary waiver of less than 0.01% of average net assets.

Financial Highlights	105

Financial Highlights — (Continued)

iMGP Oldfield International Value Fund – Institutional Class

(formerly, PartnerSelect Oldfield International Value Fund – Institutional Class)

For a capital share outstanding throughout the period

	Year Ended December 31, 2021	Period Ended December 31, 2020**
Net asset value, beginning of period	$10.60	$10.00

Income from investment operations:
Net investment income (loss)[1]	0.26 [2]	(0.01)

Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments and foreign currency	1.13	0.61

Total income from investment operations	1.39	0.60

Less distributions:
From net investment income	(0.22)	—
From net realized gains	(0.11)	—

Total distributions	(0.33)	—

Net asset value, end of period	$11.66	$10.60

Total return	13.21%	6.00	%+

Ratios/supplemental data:
Net assets, end of period (millions)	$25.9	$11.2

Ratios of total expenses to average net assets:
Before fees waived	1.52%[3]	5.38	%*

After fees waived	0.94%[3,4]	0.94	%*

Ratio of net investment income (loss) to average net assets	2.15%[2,3]	(0.94	)%*

Portfolio turnover rate	16.31%	2.51	%+

+	Not annualized.
*	Annualized.
**	Commenced operations on November 30, 2020.
[1]	Calculated based on the average shares outstanding methodology.
[2]	Include non-cash distributions amounting to $0.02 per share and 0.20% of average daily net assets.
[3]	Includes Interest & Dividend expense of 0.00% of average net assets.
[4]	Includes the impact of the voluntary waiver of less than 0.01% of average net assets.

106	Litman Gregory Funds Trust

iMGP Dolan McEniry Corporate Bond Fund – Institutional Class

(formerly, iM Dolan McEniry Corporate Bond Fund – Institutional Class)

For a capital share outstanding throughout the period

Financial information for fiscal years prior to December 31, 2021 have been audited by the Predecessor Fund’s independent registered public accounting firm.

	Year Ended December 31,			September 28, 2018** through December 31, 2018
	2021	2020	2019
Net asset value, beginning of year	$10.92	$10.61	$9.83	$10.00

Income from investment operations:
Net investment income[1]	0.14	0.22	0.30	0.09

Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments	(0.23)	0.36	0.79	(0.17)

Total income (loss) from investment operations	(0.09)	0.58	1.09	(0.08)

Less distributions:
From net investment income	(0.15)	(0.24)	(0.30)	(0.09)
From net realized gains	(0.06)	(0.03)	(0.01)	—

Total distributions	(0.21)	(0.27)	(0.31)	(0.09)

Net asset value, end of year	$10.62	$10.92	$10.61	$9.83

Total return	(0.86)%	5.50%	11.25%	(0.77	)%+

Ratios/supplemental data:
Net assets, end of year (thousands)	$90,827	$57,666	$13,066	$2,099

Ratios of total expenses to average net assets:
Before fees waived	0.96%[2]	1.34%	4.36%	13.94	%*

After fees waived	0.70%[2]	0.70%	0.70%	0.70	%*

Ratio of net investment income to average net assets	1.28%[2]	2.07%	2.83%	3.70	%*

Portfolio turnover rate[3]	32.65%	40.00%	16.00%	0.00	%+

**	Commencement of operations for Institutional Shares was September 28, 2018.
+	Not annualized.
*	Annualized.
[1]	Calculated based on the average shares outstanding methodology.
[2]	Includes Interest & Dividend expense of 0.02% of average net assets.
[3]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

Financial Highlights	107

Financial Highlights — (Continued)

iMGP Dolan McEniry Corporate Bond Fund – Investor Class

(formerly, iM Dolan McEniry Corporate Bond Fund – Investor Class)

For a capital share outstanding throughout the period

Financial information for fiscal years prior to December 31, 2021 have been audited by the Predecessor Fund’s independent registered public accounting firm.

	Year Ended December 31,		May 17, 2019** through December 31, 2019
	2021	2020
Net asset value, beginning of period	$10.91	$10.60	$10.26

Income from investment operations:
Net investment income[1]	0.10	0.20	0.15

Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments	(0.23)	0.34	0.36

Total income (loss) from investment operations	(0.13)	0.54	0.51

Less distributions:
From net investment income	(0.11)	(0.20)	(0.16)
From net realized gains	(0.06)	(0.03)	(0.01)

Total distributions	(0.17)	(0.23)	(0.17)

Net asset value, end of period	$10.61	$10.91	$10.60

Total return	(1.21)%	5.13%	4.96	%+

Ratios/supplemental data:
Net assets, end of period (thousands)	$5,222	$5,672	$3,058

Ratios of total expenses to average net assets:
Before fees waived	1.31%[2]	1.78%	3.49	%*

After fees waived	1.05%[2]	1.05%	1.05	%*

Ratio of net investment income to average net assets	0.92%[2]	1.86%	2.24	%*

Portfolio turnover rate[3]	32.65%	40.00%	16.00	%+

+	Not annualized.
*	Annualized.
**	Commencement of operations for Advisor Shares was May 17, 2019.
[1]	Calculated based on the average shares outstanding methodology.
[2]	Includes Interest & Dividend expense of 0.02% of average net assets.
[3]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

108	Litman Gregory Funds Trust

For More Information

Statement of Additional Information:

The SAI contains additional information about the Funds.

Annual and Semi-Annual Reports:

Additional information about the Funds’ investments is available in the Funds’ Annual and Semi-Annual Reports to Shareholders. In the Funds’ Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year.

The SAI and the Funds’ Annual and Semi-Annual Reports to Shareholders are available, without charge, upon request. To request an SAI or the Funds’ Annual or Semi-Annual Reports to Shareholders, or to make shareholder inquiries or to obtain other information about the Funds, please call 1-800-960-0188. You may also obtain a copy of the SAI or Annual or Semi-Annual Reports, free of charge, by accessing the Funds’ website (http://www.imgpfunds.com), or by writing to the Funds.

SEC Contact Information:

If you have access to the Internet, you can view the SAI, the Funds’ Annual or Semi-Annual Reports to Shareholders and other information about the Funds on the EDGAR Database at the Securities and Exchange Commission’s (“SEC”) internet site at www.sec.gov. You may request copies of information available on the EDGAR Database by an electronic request at the following E-mail address: publicinfo@sec.gov. The SEC charges a duplicating fee for this service.

Fund Information:

Fund	Abbreviation	Symbol	CUSIP	Fund Number
Equity Fund	Equity
Institutional Class		MSEFX	53700T108	305
International Fund	Intl
Institutional Class		MSILX	53700T207	306
Alternative Strategies Fund	Alternative
Institutional Class		MASFX	53700T801	421
Investor Class		MASNX	53700T884	447
High Income Alternatives Fund	High Income
Institutional Class		MAHIX	53700T876	1478
SBH Focused Small Value Fund	Small Value
Institutional Class		PFSVX	53700T850	2965
Oldfield International Value Fund	International Value
Institutional Class		POIVX	53700T843	2966
Dolan McEniry Corporate Bond Fund	Corporate Bond
Institutional Class		IDMIX	53700T777	2967
Investor Class		IDMAX	53700T769	2968

Website:

www.imgpfunds.com

Litman Gregory Funds Trust P.O. Box 219922 Kansas City, MO 64121-9922 1-800-960-0188	ALPS Distributors, Inc. Denver, Colorado 80203 © 2022 iM Global Partner Fund Management, LLC. All rights reserved.

Investment Company Act File No: 811-07763